Exhibit 10.1 Execution Version 84134605.9 MRC Energy Company Credit Agreement FOURTH AMENDED AND RESTATED CREDIT AGREEMENT Dated as of November 18, 2021 MRC ENERGY COMPANY, as Borrower, THE LENDING ENTITIES FROM TIME TO TIME PARTIES HERETO, as Lenders, and ROYAL BANK OF CANADA, as Administrative Agent RBC CAPITAL MARKETS, as Joint Lead Arranger and Joint Bookrunner, and TRUIST SECURITIES, INC., as Joint Lead Arranger and Joint Bookrunner, and TRUIST BANK, as Syndication Agent, and BANK OF AMERICA, N.A., BANK OF NOVA SCOTIA, HOUSTON BRANCH, and PNC BANK, NATIONAL ASSOCIATION, as Joint Lead Arrangers, Joint Bookrunners and Co-Documentation Agents, and KEYBANC CAPITAL MARKETS INC., as Joint Lead Arranger

84134605.9 MRC Energy Company Credit Agreement i ARTICLE 1. DEFINITIONS ................................................................................................. 1  1.1 Certain Defined Terms ........................................................................................... 1  1.2 Terms, Generally .................................................................................................. 37  1.3 Oil and Gas Definitions ....................................................................................... 38  1.4 Divisions .............................................................................................................. 38  ARTICLE 2. REVOLVING CREDIT ................................................................................. 38  2.1 Commitment ........................................................................................................ 38  2.2 Accrual of Interest and Maturity; Evidence of Indebtedness ............................... 38  2.3 Requests for Advances and for Continuations and Conversions of Advances .............................................................................................................. 39  2.4 Disbursement of Advances .................................................................................. 41  2.5 [Intentionally Omitted] ........................................................................................ 42  2.6 Interest Payments; Default Interest ...................................................................... 42  2.7 Optional Prepayments .......................................................................................... 43  2.8 Base Rate Advance in Absence of Election or Upon Default ............................. 44  2.9 Commitment Fees ................................................................................................ 44  2.10 Mandatory Prepayment of Advances ................................................................... 44  2.11 Optional Reduction or Termination of Commitments ......................................... 46  2.12 Use of Proceeds of Advances .............................................................................. 46  ARTICLE 3. LETTERS OF CREDIT ................................................................................. 46  3.1 Letters of Credit ................................................................................................... 46  3.2 Conditions to Issuance ......................................................................................... 47  3.3 Notice ................................................................................................................... 48  3.4 Letter of Credit Fees; Increased Costs ................................................................. 48  3.5 Other Fees ............................................................................................................ 50  3.6 Participation Interests in and Drawings and Demands for Payment Under Letters of Credit ................................................................................................... 50  3.7 Obligations Irrevocable and Absolute ................................................................. 52  3.8 Risk Under Letters of Credit ................................................................................ 53  3.9 Indemnification .................................................................................................... 54  3.10 Right of Reimbursement ...................................................................................... 55  ARTICLE 4. BORROWING BASE .................................................................................... 55  4.1 Borrowing Base ................................................................................................... 55  4.2 Periodic Determinations of Borrowing Base ....................................................... 56  4.3 Engineering Data to be Provided Prior to Scheduled Determination Dates ........ 56  4.4 Special Determinations of Borrowing Base ......................................................... 56  4.5 General Procedures With Respect to Determination of Borrowing Base ............ 56  4.6 Borrowing Base Deficiency ................................................................................. 57  ARTICLE 5. CONDITIONS ............................................................................................... 58  5.1 Conditions of Initial Advances ............................................................................ 58  5.2 Conditions to Each Advance and Letter of Credit ............................................... 61

84134605.9 MRC Energy Company Credit Agreement ii ARTICLE 6. REPRESENTATIONS AND WARRANTIES .............................................. 61  6.1 Corporate Authority ............................................................................................. 61  6.2 Due Authorization ................................................................................................ 62  6.3 Good Title; Leases; Assets; No Liens .................................................................. 62  6.4 Taxes .................................................................................................................... 62  6.5 No Defaults .......................................................................................................... 63  6.6 Enforceability ....................................................................................................... 63  6.7 Compliance with Laws ........................................................................................ 63  6.8 Non-contravention ............................................................................................... 64  6.9 Litigation .............................................................................................................. 64  6.10 Consents, Approvals and Filings, etc ................................................................... 64  6.11 No Investment Company or Margin Stock .......................................................... 64  6.12 ERISA .................................................................................................................. 65  6.13 Conditions Affecting Business or Properties ....................................................... 65  6.14 Environmental and Safety Matters....................................................................... 65  6.15 Subsidiaries .......................................................................................................... 66  6.16 Capital Structure .................................................................................................. 66  6.17 Accuracy of Information ...................................................................................... 66  6.18 Solvency ............................................................................................................... 66  6.19 No Misrepresentation ........................................................................................... 67  6.20 Engineering Reports ............................................................................................. 67  6.21 Gas Balancing Agreements and Advance Payment Contracts ............................ 67  6.22 Commodity Hedging Agreements ....................................................................... 68  6.23 Corporate Documents and Corporate Existence .................................................. 68  ARTICLE 7. AFFIRMATIVE COVENANTS. .................................................................. 68  7.1 Financial Statements ............................................................................................ 68  7.2 Certificates; Other Information ............................................................................ 69  7.3 Payment of Obligations ........................................................................................ 71  7.4 Conduct of Business and Maintenance of Existence; Compliance with Laws ..................................................................................................................... 71  7.5 Maintenance of Property; Insurance .................................................................... 71  7.6 Inspection of Property; Books and Records, Discussions ................................... 72  7.7 Notices ................................................................................................................. 73  7.8 Hazardous Material Laws .................................................................................... 73  7.9 Financial Covenants ............................................................................................. 74  7.10 Governmental and Other Approvals .................................................................... 74  7.11 Compliance with ERISA; ERISA Notices ........................................................... 74  7.12 Future Restricted Subsidiaries; Additional Collateral ......................................... 75  7.13 Use of Proceeds .................................................................................................... 75  7.14 Further Assurances and Information .................................................................... 75  7.15 Reserve Reports ................................................................................................... 76  7.16 Title Information and Mortgage Coverage .......................................................... 77  7.17 Collateral .............................................................................................................. 78  7.18 [Reserved] ............................................................................................................ 78  7.19 Consolidated Cash Balance Information ............................................................. 78

84134605.9 MRC Energy Company Credit Agreement iii 7.20 Post-Closing Covenant......................................................................................... 79  ARTICLE 8. NEGATIVE COVENANTS .......................................................................... 79  8.1 Limitation on Debt ............................................................................................... 79  8.2 Limitation on Liens .............................................................................................. 81  8.3 Fundamental Changes .......................................................................................... 81  8.4 Dispositions.......................................................................................................... 82  8.5 Restricted Payments ............................................................................................. 83  8.6 Limitation on Investments, Loans and Advances ................................................ 84  8.7 Transactions with Affiliates and Unrestricted Subsidiaries ................................. 85  8.8 Limitations on Other Restrictions ........................................................................ 85  8.9 Fiscal Year ........................................................................................................... 86  8.10 Gas Balancing Agreements and Advance Payment Contracts ............................ 86  8.11 Hedging Transactions .......................................................................................... 86  8.12 Nature of Business ............................................................................................... 87  8.13 Senior Notes Restrictions ..................................................................................... 87  ARTICLE 9. DEFAULTS ................................................................................................... 88  9.1 Events of Default ................................................................................................. 88  9.2 Exercise of Remedies ........................................................................................... 90  9.3 Rights Cumulative ............................................................................................... 91  9.4 Waiver by Borrower of Certain Laws .................................................................. 91  9.5 Waiver of Defaults ............................................................................................... 91  9.6 Set Off .................................................................................................................. 91  ARTICLE 10. PAYMENTS, RECOVERIES AND COLLECTIONS ................................. 92  10.1 Payment Procedure .............................................................................................. 92  10.2 Application of Proceeds of Collateral .................................................................. 93  10.3 Pro-rata Recovery ................................................................................................ 94  10.4 Treatment of a Defaulting Lender; Reallocation of Defaulting Lender’s Fronting Exposure ................................................................................................ 94  ARTICLE 11. CHANGES IN LAW OR CIRCUMSTANCES; INCREASED COSTS ...... 95  11.1 Reimbursement of Prepayment Costs .................................................................. 95  11.2 Eurodollar Lending Office ................................................................................... 96  11.3 Circumstances Affecting LIBOR Rate Availability ............................................ 96  11.4 Laws Affecting LIBOR Rate Availability ........................................................... 99  11.5 Increased Cost of Advances Carried at the LIBOR Rate ..................................... 99  11.6 Capital Adequacy and Other Increased Costs .................................................... 100  11.7 Right of Lenders to Fund through Branches and Affiliates ............................... 101  11.8 Margin Adjustment ............................................................................................ 101  11.9 Taxes .................................................................................................................. 102  ARTICLE 12. AGENT ........................................................................................................ 105  12.1 Appointment of Administrative Agent .............................................................. 105  12.2 Deposit Account with Administrative Agent or any Lender ............................. 106  12.3 Scope of Administrative Agent’s Duties ........................................................... 106

84134605.9 MRC Energy Company Credit Agreement iv 12.4 Successor Administrative Agent ........................................................................ 106  12.5 Credit Decisions ................................................................................................. 107  12.6 Authority of Administrative Agent to Enforce This Agreement ....................... 107  12.7 Indemnification of Administrative Agent .......................................................... 108  12.8 Knowledge of Default ........................................................................................ 108  12.9 Administrative Agent’s Authorization; Action by Lenders ............................... 109  12.10 Enforcement Actions by Administrative Agent ................................................. 109  12.11 Collateral Matters ............................................................................................... 109  12.12 Administrative Agent in its Individual Capacity ............................................... 109  12.13 Administrative Agent’s Fees.............................................................................. 109  12.14 Documentation Administrative Agent or other Titles ....................................... 110  12.15 No Reliance on Administrative Agent’s Customer Identification Program ...... 110  12.16 Certain Payments ............................................................................................... 110  ARTICLE 13. MISCELLANEOUS .................................................................................... 111  13.1 Accounting Principles ........................................................................................ 111  13.2 Consent to Jurisdiction ....................................................................................... 111  13.3 Law of Texas...................................................................................................... 112  13.4 Interest................................................................................................................ 112  13.5 Closing Costs and Other Costs; Indemnification ............................................... 113  13.6 Notices ............................................................................................................... 115  13.7 Successors and Assigns; Participations; Assignments ....................................... 116  13.8 Counterparts ....................................................................................................... 120  13.9 Amendment and Waiver .................................................................................... 121  13.10 Confidentiality ................................................................................................... 123  13.11 Substitution or Removal of Lenders .................................................................. 124  13.12 WAIVER OF JURY TRIAL .............................................................................. 126  13.13 USA Patriot Act Notice ..................................................................................... 126  13.14 Complete Agreement; Conflicts ........................................................................ 126  13.15 Severability ........................................................................................................ 126  13.16 Table of Contents and Headings; Section References ....................................... 127  13.17 Electronic Transmissions ................................................................................... 127  13.18 Reliance on and Survival of Provisions ............................................................. 127  13.19 Concerning Lender Hedging Obligations and Lender Product Obligations ...... 128  13.20 Release of Guarantees and Liens ....................................................................... 128  13.21 Existing Credit Agreement ................................................................................ 129  13.22 Reallocation of Commitments and Revolving Credit Advances ....................... 130  13.23 Flood Insurance .................................................................................................. 130  13.24 Acknowledgment and Consent to Bail-In of Affected Financial Institutions .... 130  13.25 Acknowledgment Regarding Any Supported QFCs .......................................... 131  13.26 Entire Agreement ............................................................................................... 132

84134605.9 MRC Energy Company Credit Agreement v EXHIBITS A Form of Request for Revolving Credit Advance B Form of Revolving Credit Note C Form of Assignment and Assumption D Form of Guaranty E Form of Compliance Certificate F Form of Notice of Request for Letter of Credit G Form of Notice of Prepayment H-1 Form of U.S. Tax Compliance Certificate (for Foreign Lenders That Are Not Partnerships) H-2 Form of U.S. Tax Compliance Certificate (for Foreign Participants That Are Not Partnerships) H-3 Form of U.S. Tax Compliance Certificate (for Foreign Participants That Are Partnerships) H-4 Form of U.S. Tax Compliance Certificate (for Foreign Lenders That Are Partnerships) I Form of Consolidated Cash Balance Certificate SCHEDULES 1.1 Applicable Margin Grid 1.2 Percentages and Allocations 1.4 Existing Letters of Credit 1.5 Existing Mortgages 5.1(b)(iii) Qualification Jurisdictions 6.3 Good Title; Leases; Assets; No Liens 6.9 Litigation 6.12 ERISA 6.14 Environmental and Safety Matters 6.15 Subsidiaries 6.16 Capital Structure 6.21 Gas Balancing Agreements and Advance Payment Contracts 6.22(a) Commodity Hedging Agreements 6.22(b) Withdrawing Lenders 6.22(c) Withdrawing Lender Commodity Hedging Agreements 6.23 Compliance Information 8.1 Existing Debt 8.2 Existing Liens 8.6 Existing Investments 8.7 Transactions with Affiliates 13.6 Notices

84134605.9 MRC Energy Company Credit Agreement FOURTH AMENDED AND RESTATED CREDIT AGREEMENT This Fourth Amended and Restated Credit Agreement (this “Agreement”) is made as of November 18, 2021, by and among the lending entities from time to time party hereto (individually a “Lender,” and collectively “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and MRC Energy Company, a Texas corporation (“Borrower”). RECITALS A. Borrower entered into that certain Third Amended and Restated Credit Agreement, dated as of September 28, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Existing Credit Agreement”), among Borrower, the lenders from time to time party thereto, and Administrative Agent. B. Borrower has requested that Administrative Agent and the Lenders amend and restate the Existing Credit Agreement and provide certain loans to and extensions of credit on behalf of Borrower, and Administrative Agent and the Lenders have agreed to amend and restate the Existing Credit Agreement and make such loans and extensions of credit subject to the terms and conditions of this Agreement. C. This Agreement is an amendment and restatement of, and is made in extension and renewal, and not in extinguishment or novation, of the outstanding indebtedness under the Existing Credit Agreement, it being acknowledged and agreed by Borrower that the Indebtedness under this Agreement constitutes an extension, renewal, increase and ratification of the outstanding indebtedness under the Existing Credit Agreement. NOW THEREFORE, in consideration of the covenants contained herein, Borrower, Lenders, and Administrative Agent agree as follows: ARTICLE 1. DEFINITIONS. 1.1 Certain Defined Terms. For the purposes of this Agreement, the following terms will have the following meanings: “Administrative Agent” has the meaning set forth in the preamble, and includes any Successor Administrative Agent appointed in accordance with Section 12.4. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Advance” means a Revolving Credit Advance. “Advance Payment Contract” means any contract whereby any Credit Party either (a) receives or becomes entitled to receive (either directly or indirectly) any payment (an “Advance Payment”) to be applied toward payment of the purchase price of Hydrocarbons produced or to be produced from Oil and Gas Properties owned by any Credit Party and which Advance Payment is

84134605.9 MRC Energy Company Credit Agreement 2 paid or to be paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (b) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided that inclusion of the standard “take or pay” provision in any gas sales or purchase contract or any other similar contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” shall have the meaning set forth in Section 13.11(a). “Affiliate” means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 30% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “Aggregate Credit Exposure” means, as of any date of determination, the sum of the Credit Exposure of all of the Lenders as of such date. “Applicable Fee Percentage” means, as of any date of determination thereof, the applicable percentage used to calculate certain of the fees due and payable hereunder, determined by reference to the appropriate columns in the Applicable Margin Grid, such Applicable Fee Percentage to be adjusted solely as specified in Section 11.8. “Applicable Interest Rate” means, with respect to each Revolving Credit Advance, the Eurodollar-based Rate or the Base Rate, as selected by Borrower from time to time subject to the terms and conditions of this Agreement. “Applicable Margin” means, as of any date of determination thereof, the applicable interest rate margin, determined by reference to the appropriate columns in the Applicable Margin Grid, such Applicable Margin to be adjusted solely as specified in Section 11.8. “Applicable Margin Grid” means that certain pricing grid attached to this Agreement as Schedule 1.1. “Applicable Payment” has the meaning set forth in Section 12.16(a). “Approved Counterparty” means, at any time and from time to time, (a) any Lender Counterparty or (b) any Person engaged in the business of writing Commodity Hedging Agreements or Interest Rate Agreements that has (or the credit support provider of such Person has), at the time Borrower or any Restricted Subsidiary enters into a Commodity Hedging Agreement or Interest Rate Agreement, as applicable, with such Person, a long term senior unsecured debt credit rating of BBB-/Baa3 by S&P or Moody’s (or their equivalent) or higher.

84134605.9 MRC Energy Company Credit Agreement 3 “ASC Topic 815” means the Accounting Standards Codification No. 815 (Derivatives and Hedging), as issued by the Financial Accounting Standards Board. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 13.7(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit C or any other form approved by the Administrative Agent. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” or “Eurodollar-Interest Period” pursuant to Section 11.3(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code and the rules promulgated thereunder. “Base Rate” means for any day, that rate of interest which is equal to the sum of the Applicable Margin plus the greatest of (a) the Prime Rate for such day, (b) the Federal Funds Effective Rate in effect on such day, plus ½ of one percent (0.5%) and (c) the Daily Adjusting LIBOR Rate plus one percent (1.0%); provided, however, for purposes of determining the Base Rate during any period that the LIBOR Rate is unavailable as determined under Sections 11.3 or 11.4, the Base Rate shall be determined using, for clause (c) hereof, the Daily Adjusting LIBOR Rate in effect on the Business Day immediately prior to the LIBOR Rate becoming unavailable pursuant to Sections 11.3 or 11.4. “Base Rate Advances” means Advances the rate of interest applicable to which is based upon the Base Rate. “Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event or an Early Opt-in Election or a Term SOFR Transition Event, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 11.3(a).

84134605.9 MRC Energy Company Credit Agreement 4 “Benchmark Replacement” means: (a) in the case of any Benchmark Transition Event or Early Opt-in Election, for any Available Tenor, the first alternative set forth in the order below that can be determined by Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (3) the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent and Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (b) in the case of a Term SOFR Transition Event, the sum of (x) Term SOFR and (y) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) (1), (2) or (3) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (a) (1) and (2) and clause (b) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to

84134605.9 MRC Energy Company Credit Agreement 5 be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (a) (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar- denominated syndicated credit facilities; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; (3) in the case of a Term SOFR Transition Event, the date that is ten (10) Business Days after Administrative Agent has provided the Term SOFR Notice to the Lenders and Borrower pursuant to Section 11.3(a)(ii); or

84134605.9 MRC Energy Company Credit Agreement 6 (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Majority Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

84134605.9 MRC Energy Company Credit Agreement 7 “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 11.3 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 11.3. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BHC Act Affiliate” shall have the meaning set forth in Section 13.25(b). “Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower” has the meaning set forth in the preamble to this Agreement. “Borrower Materials” has the meaning set forth in the last paragraph of Section 7.1. “Borrowing Base” has the meaning specified in Section 4.1. “Borrowing Base Deficiency” means, as of any date, the amount, if any, by which the Aggregate Credit Exposure on such date exceeds the Borrowing Base in effect on such date; provided, that, for purposes of determining the existence and amount of any Borrowing Base Deficiency, Letter of Credit Obligations will not be deemed to be outstanding to the extent such obligations are secured by cash in the manner contemplated by this Agreement or any other Loan Document. “Borrowing Base Properties” means, at any time, all Oil and Gas Properties of Borrower and the Restricted Subsidiaries in the most recent Reserve Report evaluated by the Lenders for purposes of establishing the Borrowing Base. Borrowing Base Properties do not include any Oil and Gas Properties owned by a Foreign Subsidiary. “Borrowing Base Utilization” means, as of any date of determination, the quotient, expressed as a percentage, of (a) the Aggregate Credit Exposure as of such date, divided by (b) the Borrowing Base as of such date. “Business Day” means any day other than a Saturday or a Sunday or other day on which commercial banks in Houston, Texas or New York, New York are authorized or required by law to close, provided, that with respect to notices and determinations in connection with, and payments of principal and interest on, Eurodollar-based Advances, such day is also a day for trading by and between banks in Dollar deposits in the Interbank Eurodollar Market. “Capitalized Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) with respect to which the discounted present value of the rental obligations

84134605.9 MRC Energy Company Credit Agreement 8 of such Person as lessee thereunder, in conformity with GAAP, is required to be capitalized on the balance sheet of that Person. “Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, Eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A 1 by S&P or P 1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; or (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a 7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means an event or series of events whereby any of the following occurs: (a) the Parent controls, directly or indirectly, less than 100% on a fully diluted basis of the aggregate issued and outstanding voting stock (or comparable voting interests) of Borrower;

84134605.9 MRC Energy Company Credit Agreement 9 (b) an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d 3 and 13d 5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of a majority or more of each class of the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); provided, however, such “group” shall not consist of any existing “group” of shareholders (or the members thereof) that may be deemed to beneficially own more than a majority of any class of voting equity securities of the Parent pursuant to existing voting agreements or otherwise; or (c) the occurrence of a “Change of Control” (or any other defined term having a similar purpose) as defined in any Indenture. “CIP Regulations” has the meaning ascribed to such term in Section 12.15. “Collateral” means all property of the Credit Parties, now owned or hereafter acquired, upon which a Lien is created by any Collateral Document to secure the Indebtedness, including, without limitation, (a) all Mortgaged Properties, (b) 100% of the Equity Interests of each Restricted Subsidiary that is a Domestic Subsidiary, (c) 65% of the Equity Interests of each Restricted Subsidiary that is a Foreign Subsidiary, and (d) all other tangible and intangible personal property now owned or hereafter acquired by the Credit Parties that is located on, or relates to, any of the Mortgaged Properties including accounts, notes, contract receivables, inventory, machinery, equipment and general intangibles, provided, however, that notwithstanding the foregoing, the Collateral shall not include any Excluded Assets. “Collateral Documents” means the Pledge Agreement, the Mortgages and all other security documents and pledge documents (and any joinders thereto) executed by any Credit Party in favor of Administrative Agent for the benefit of the Secured Parties. “Commitment Fee” means the fee payable to Administrative Agent for distribution to the Revolving Credit Lenders in accordance with Section 2.9. “Commitments” means the Revolving Credit Aggregate Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Commodity Hedging Agreement” means any commodity hedging or purchase agreement or similar arrangement entered into with the intent of protecting against fluctuations in commodity prices or the exchange of notional commodity obligations, either generally or under specific contingencies, including, without limitation, commodity price swap agreements, forward

84134605.9 MRC Energy Company Credit Agreement 10 agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities. “Compliance Certificate” means a certificate substantially in the form of Exhibit E, or in such other form acceptable to the Administrative Agent. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” (or “consolidated”) means, when used with reference to any financial term in this Agreement, the aggregate for two or more Persons of the amounts signified by such term for all such Persons determined on a consolidated basis in accordance with GAAP, applied on a consistent basis. “Consolidated Cash Balance” means, at any time, the aggregate amount of cash and Cash Equivalents, in each case, held or owned by (whether directly or indirectly), credited to the account of, or otherwise reflected as an asset on the balance sheet of, the Borrower and its Subsidiaries, other than Unrestricted Subsidiaries (other than (i) any cash or Cash Equivalents (including proceeds of Advances) set aside to pay, whether in the ordinary course of business or otherwise, but in any event, as permitted under this Agreement, amounts of the Borrower and its Subsidiaries (other than Unrestricted Subsidiaries) then due and owing to third parties (including, for the avoidance of doubt, to pay royalty obligations, working interest obligations, production payments and severance taxes) and for which the Borrower or such Subsidiary, as applicable, has issued checks or has initiated wires or ACH transfers in order to pay (or will issue, or reasonably anticipates in good faith that it will issue, checks or initiate wires or ACH transfers in order to pay) such amounts within five (5) Business Days), (ii) any amounts held as cash collateral as required pursuant to Section 2.10, (iii) cash or Cash Equivalents that are held in a deposit account that is used by the Borrower or any Subsidiary (other than an Unrestricted Subsidiary) exclusively for trust, payroll, payroll taxes, and other employee wage and benefit payments, (iv) cash or Cash Equivalents of the Borrower or any Subsidiary (other than an Unrestricted Subsidiary) to be used by the Borrower or any such Subsidiary within five (5) Business Days (or such longer period as reasonably agreed in writing by the Administrative Agent) to pay the purchase price for any acquisition of any assets or property permitted hereunder by the Borrower or any Subsidiary (other than Unrestricted Subsidiaries) pursuant to (x) a binding and enforceable purchase and sale agreement with a third party containing customary provisions regarding the payment and refunding of such purchase price, (y) a signed and binding letter of intent with a third party, or (z) any unsigned “purchase agreement” or similar documentation which is subject to a binding letter of intent and then being negotiated and will be executed prior to or simultaneously with the closing of such acquisition, (v) any cash or Cash Equivalents of the Borrower or any Subsidiary (other than an Unrestricted Subsidiary) that will be distributed in connection with one or more Restricted Payments permitted under Section 8.5 within fifteen (15) Business Days (or such longer period as reasonably agreed in writing by the Administrative Agent) from the date in question, (vi) net cash proceeds contributed to the Borrower as a capital contribution or from the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of the Borrower within sixty (60) days (or such longer period as reasonably agreed in writing by the Administrative Agent) immediately preceding the date in question, (vii) cash or Cash Equivalents constituting purchase price deposits

84134605.9 MRC Energy Company Credit Agreement 11 held in escrow for the benefit of the Borrower or any Subsidiary (other than an Unrestricted Subsidiary) pursuant to a binding and enforceable purchase and sale agreement with a third party containing customary provisions regarding the payment and refunding of such purchase price and (viii) the amount of royalty obligations, working interest obligations, production payments and severance and ad valorem taxes of the Borrower or any Subsidiary (other than an Unrestricted Subsidiary) which are accrued or are due and owing to third parties and any other similar amounts owing to third parties held in suspense by the Borrower or any such Subsidiary as operator. “Consolidated Cash Balance Threshold” means, at any time, $75,000,000. “Consolidated Current Assets” means, as of any date of determination, the total consolidated current assets of Parent and its Subsidiaries (other than Unrestricted Subsidiaries) determined in accordance with GAAP (except as provided herein with respect to ASC Topic 815) as of such date, plus the Unused Revolving Credit Availability on such date after giving effect to all borrowings and repayments on such date. For purposes of this definition, “Consolidated Current Assets” shall not include any non-cash items resulting from the application of ASC Topic 815 or the fair value of any Commodity Hedging Agreement or any non-hedge derivative contract (whether deemed effective or non-effective). “Consolidated Current Liabilities” means, as of any date of determination, the total consolidated current liabilities of Parent and its Subsidiaries (other than Unrestricted Subsidiaries) determined in accordance with GAAP (except as provided herein with respect to ASC Topic 815) as of such date, less current maturities under this Agreement or other Debt on such date. For purposes of this definition, “Consolidated Current Liabilities” shall not include any non-cash items resulting from the requirements of ASC Topic 815 or the fair value of any Commodity Hedging Agreement or any non-hedge derivative contract (whether deemed effective or non-effective), or any liability resulting from the accounting for stock option expense. “Consolidated EBITDA” means for any Test Period, the sum of Consolidated Net Income for such period plus without duplication the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion, amortization, and accretion of asset retirement obligations. The term “Consolidated EBITDA” shall exclude (a) any non-cash revenue or expense associated with hedging contracts resulting from ASC Topic 815, (b) any non-cash income, gain, loss or expense arising from the issuance of stock options or restricted stock, to the extent such items are included in Consolidated Net Income and (c) any other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business) or non-cash gains. “Consolidated Net Income” means with respect to Parent and its Subsidiaries, for any period, the consolidated net income (or loss) of Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of (i) any Unrestricted Subsidiary and (ii) any Person in which Parent or any of its Subsidiaries has an interest which interest does not cause the net income of such other Person to be consolidated with the net income of Parent and its Subsidiaries in accordance with GAAP, in each case, except to the extent of the amount of dividends or distributions actually paid in cash in such period by such Unrestricted Subsidiary or such other Person to Parent or to any of its Subsidiaries (other than an Unrestricted

84134605.9 MRC Energy Company Credit Agreement 12 Subsidiary), as the case may be; (b) any extraordinary gains or losses, including gains or losses attributable to property sales not in the ordinary course of business; and (c) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or write downs of assets or any full cost ceiling impairment. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” shall have the meaning set forth in Section 13.25(b). “Covered Party” shall have the meaning set forth in Section 13.25(a). “Credit Exposure” means, as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Advances held by such Lender then outstanding and (b) such Lender’s Revolving Credit Percentage of the Letter of Credit Obligations then outstanding. “Credit Parties” means Borrower and its Restricted Subsidiaries, and “Credit Party” means any one of them, as the context indicates or otherwise requires. “Current Ratio” means, as of any date of determination, the ratio of (a) Consolidated Current Assets as of such date to (b) Consolidated Current Liabilities as of such date. “Daily Adjusting LIBOR Rate” means for any day a per annum interest rate which is equal to the quotient of the following: (a) the LIBOR Rate; divided by (b) a percentage (expressed as a decimal) equal to 1.00 minus the maximum rate on such date at which Administrative Agent is required to maintain reserves on “Euro- currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Administrative Agent is required to maintain reserves against a category of liabilities which includes Eurodollar deposits or includes a category of assets which includes Eurodollar loans, the rate at which such reserves are required to be maintained on such category; such sum to be rounded upward, if necessary, in the discretion of Administrative Agent, to the seventh decimal place.

84134605.9 MRC Energy Company Credit Agreement 13 “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if Administrative Agent decides that any such convention is not administratively feasible for Administrative Agent, then Administrative Agent may establish another convention in its reasonable discretion. “Debt” means, for any Person the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, but excluding interest, fees and charges); (b) all obligations of such Person (whether contingent or otherwise) in respect of bankers’ acceptances, letters of credit, surety or other bonds and similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services (other than for borrowed money and other than accounts payable (for the deferred purchase price of property or services) from time to time incurred in the ordinary course of business which, if greater than ninety (90) days past the invoice or billing date, are being contested in good faith by appropriate proceedings and for which reserves adequate under GAAP shall have been established therefor); (d) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise including principal but excluding interest, fees and charges); (e) all obligations under operating leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, based on the purchase price or appraisal value of the property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such property; (f) all Debt (as described in the other clauses of this definition) of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, but valued at the lesser of (i) the amount of such Debt and (ii) the fair market value of the property securing such Debt; (g) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt of others; (i) all obligations to deliver or sell Hydrocarbons in consideration of advance payments, as disclosed by Section 7.15(c); (j) any Disqualified Equity Interests; and (k) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; provided, however, the items described in clauses (b), (c), (d), (e), (f), (g), (h), (i), (j) and (k) shall only constitute part of Debt if and to the extent the aggregate amount of obligations described in such clauses exceeds $1,000,000. Notwithstanding the foregoing, Debt shall not include (i) contingent obligations of Borrower or any Restricted Subsidiary pursuant to any purchase and sale agreement, stock purchase agreement, merger agreement or similar agreement so long as such obligations are contingent (and not for amounts due and payable), (ii) obligations in respect of Commodity Hedging Agreements or Interest Rate Agreements, (iii) indemnities incurred in the ordinary course of business or in connection with the disposition of assets, (iv) any employee or director compensation or any compensation paid to employees or directors pursuant to stock appreciation rights or other equity based compensation awards, or (v) except to the extent set forth in clause (e) above, obligations under operating leases.

84134605.9 MRC Energy Company Credit Agreement 14 “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event that with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Agreement. “Default Right” shall have the meaning set forth in Section 13.25(b). “Defaulting Lender” means a Lender that, as determined by Administrative Agent (with notice to Borrower of such determination), (a) has failed to perform any of its funding obligations hereunder, including, without limitation, in respect of its Revolving Credit Percentage of any Advances or participations in Letters of Credit, within two Business Days of the date required to be funded by it hereunder, (b) has notified Borrower, Administrative Agent or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by Administrative Agent, to confirm in a manner satisfactory to Administrative Agent that it will comply with its funding obligations; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt by Administrative Agent of such confirmation in form and substance satisfactory to Administrative Agent, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state, federal or other governmental or regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority unless deemed so by Administrative Agent in its sole discretion. “Deficiency Payment Commencement Date” has the meaning specified in Section 4.6. “Deposit Account Control Agreement” means a “Deposit Account Control Agreement” (as such term is defined in the Pledge Agreement). “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction. “Determination Date” has the meaning specified in Section 4.2. “Disposition” or “Dispose” means the sale, transfer, license, lease, exchange or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interest” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is

84134605.9 MRC Energy Company Credit Agreement 15 exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for an Equity Interest which would not otherwise be a Disqualified Equity Interest), pursuant to a sinking fund obligation, other provision for payment or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for an Equity Interest which would not otherwise be a Disqualified Equity Interest), in whole or in part, (iii) provides for any scheduled payments or dividends to be made in cash, or (iv) is or becomes convertible into, or exchangeable for, Debt or any other Equity Interest that would constitute a Disqualified Equity Interest under any other provision of this definition, in each case, prior to the date that is 91 days after the Revolving Credit Maturity Date at the time of issuance, except, in the case of clauses (i) and (ii), if as a result of a change of control event or asset sale or other Disposition or casualty event, so long as any rights of the holders thereof to require the redemption thereof upon the occurrence of such a change of control event or asset sale or other Disposition or casualty event are subject to the prior payment in full of the Indebtedness (other than Lender Hedging Obligations); provided that if such Equity Interest is issued pursuant to a plan for the benefit of employees of Parent, Borrower or any of their respective Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by Parent, Borrower or the Restricted Subsidiaries. “Distribution” has the meaning specified in Section 8.5. “Dollars” and the sign “$” means lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary of Borrower organized under the laws of any jurisdiction within the United States of America. “Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of: (1) a notification by Administrative Agent to (or the request by Borrower to Administrative Agent to notify) each of the other parties hereto that at least five (5) currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by Administrative Agent and Borrower to trigger a fallback from USD LIBOR and the provision by Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

84134605.9 MRC Energy Company Credit Agreement 16 “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which all the conditions precedent set forth in Sections 5.1 and 5.2 (with respect to the initial Advance) have been satisfied. “Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or otherwise to or from an E-System or other equivalent service. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 13.7(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 13.7(b)(iii)). “Eligible Contract Participant” means an “eligible contract participant” as defined in the Commodity Exchange Act and regulations thereunder. “Equity Interest” means (i) in the case of any corporation, all capital stock and any securities exchangeable for or convertible into capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents of corporate stock (however designated) in or to such association or entity, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person, and including, in all of the foregoing cases described in clauses (i), (ii), (iii) or (iv), any warrants, rights or other options to purchase or otherwise acquire any of the interests described in any of the foregoing cases. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code and the regulations in effect from time to time thereunder. “E-System” means any electronic system and any other Internet or extranet-based site, whether such electronic system is owned, operated, hosted or utilized by Administrative Agent, any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar-based Advance” means any Advance which bears interest at the Eurodollar- based Rate. “Eurodollar-based Rate” means a per annum interest rate which is equal to the sum of the Applicable Margin, plus the quotient of: (a) the LIBOR Rate, divided by

84134605.9 MRC Energy Company Credit Agreement 17 (b) a percentage equal to 100% minus the maximum rate on such date at which Administrative Agent is required to maintain reserves on ‘Eurocurrency Liabilities’ as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Administrative Agent is required to maintain reserves against a category of liabilities which includes Eurocurrency deposits or includes a category of assets which includes Eurocurrency loans, the rate at which such reserves are required to be maintained on such category, such sum to be rounded upward, if necessary, in the discretion of Administrative Agent, to the seventh decimal place. “Eurodollar-Interest Period” means, for any Eurodollar-based Advance, an Interest Period of one, three or six months (or any shorter or longer periods agreed to in advance by Borrower, Administrative Agent and Revolving Credit Lenders) as selected by Borrower, for such Eurodollar-based Advance pursuant to Section 2.3. “Eurodollar Lending Office” means, (a) with respect to Administrative Agent, Administrative Agent’s office identified on Schedule 13.6 or such other branch of Administrative Agent, domestic or foreign, as it may hereafter designate as its Eurodollar Lending Office by written notice to Borrower and Lenders and (b) as to each of Lenders, the office, branch or affiliate designated by such Lender as its Eurodollar Lending Office by written notice to Borrower and Administrative Agent. “Event of Default” means each of the Events of Default specified in Section 9.1 hereof. “Excluded Account” means (i) any deposit account, securities account or commodities account exclusively used for payroll, payroll taxes and other employee wage and benefit payments, (ii) any deposit accounts, trust accounts, escrow accounts or security deposits established pursuant to statutory obligations or for the payment of taxes or holding funds in trust for third parties in the ordinary course of business or in connection with acquisitions, investments or dispositions permitted under this Agreement, deposits in the ordinary course of business in connection with workers’ unemployment insurance and other types of social security, reserve accounts, and escrow accounts established pursuant to contractual obligations to third parties for casualty payments and insurance proceeds, (iii) zero balance accounts and (iv) deposit accounts, securities accounts or commodities accounts in which the aggregate average monthly balance on deposit (or, in the case of any securities account, the total fair market value of all securities held in such account) does not exceed $20,000,000. “Excluded Assets” means the collective reference to: (a) any interest in leased real property that is not an Oil and Gas Property, including, without limitation, any leasehold interests in real property (except to the extent a security interest in any such interest can be perfected solely by filing a UCC financing statement); (b) any fee interest in real property that is not an Oil and Gas Property;

84134605.9 MRC Energy Company Credit Agreement 18 (c) any licenses, franchises, charters and authorizations of a Governmental Authority to the extent a security interest therein under the Loan Documents is prohibited or would require the consent, license or approval of any Governmental Authority; (d) any asset if the granting of a security interest under the Loan Documents in such asset would be prohibited by any Requirement of Law; (e) any lease, license or other agreement to the extent that a grant of a security interest therein under the Loan Documents would violate, create a default under or invalidate such lease, license or agreement; (f) any Equity Interests issued by, or assets of, any Unrestricted Subsidiary; (g) any Equity Interests issued by Borrower; (h) any assets subject to a Lien permitted by Section 8.2(b) if the contract or other agreement in which such Lien is granted prohibits the creation of any other Lien on such assets (but only for so long as such contract or other agreement in which such Lien is granted is in effect); and (i) any motor vehicles and any other assets subject to a certificate of title (other than proceeds thereof), to the extent a security interest on such motor vehicles or other assets cannot be perfected solely by filing a UCC financing statement; provided that (A) in the case of clauses (c), (d) and (e) above, such exclusion shall not apply (i) to the extent the prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code or other applicable law or (ii) to proceeds of the assets referred to in such clauses, the assignment of which is expressly deemed effective under Section 9-406, 9- 407, 9-408 or 9-409 of the Uniform Commercial Code or other applicable law, and (B) assets described in clauses (c), (d), (e) and (h) above shall no longer be “Excluded Assets” upon termination of the applicable prohibition or restriction described above that caused such assets to be treated as “Excluded Assets” or receipt of a consent from the applicable parties necessary to grant a Lien on such assets. “Excluded Hedges” means, collectively, Commodity Hedging Agreements that (a) are basis differential or roll swaps on volumes of crude oil, natural gas or natural gas liquids already hedged under other Commodity Hedging Agreements permitted by Section 8.11 or (b) are a hedge of volumes of crude oil or natural gas or natural gas liquids by means of a price “floor” for which there exists no deferred obligation to pay the related premium or other purchase price or the only deferred obligation is to either pay the premium or other purchase price on each settlement date, or pay the financing for such premium or other purchase price. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract

84134605.9 MRC Energy Company Credit Agreement 19 participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Revolving Credit Commitment Amount pursuant to a law in effect on the date on which (i) such Lender acquires such interest in an Advance or Revolving Credit Commitment Amount (other than pursuant to an assignment request by Borrower under Section 13.11(a)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 11.9, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 11.9(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Commodity Hedging Agreements” means any Commodity Hedging Agreements entered into between any Credit Party and any Lender or Withdrawing Lender or Affiliate of a Lender or a Withdrawing Lender prior to the Effective Date and in effect on the Effective Date, including, without limitation, the Withdrawing Lender Commodity Hedging Agreements. “Existing Credit Agreement” has the meaning set forth in the Recitals to this Agreement. “Existing Letters of Credit” means the letters of credit issued under the Existing Credit Agreement and set forth on the attached Schedule 1.4. “Existing Mortgages” means the Mortgages listed on Schedule 1.5 hereto. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code. “Federal Funds Effective Rate” means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent, all as

84134605.9 MRC Energy Company Credit Agreement 20 conclusively determined by Administrative Agent, such sum to be rounded upward, if necessary, in the discretion of Administrative Agent, to the nearest whole multiple of 1/100th of 1%. “Fee Letter” means the fee letter by and between Borrower and RBC, dated as of November 18, 2021, relating to the Indebtedness hereunder, as amended, restated, replaced or otherwise modified from time to time. “Fees” means the Commitment Fee, the Letter of Credit Fees and the other fees and charges (including any agency fees) payable by Borrower to Lenders, Issuing Lenders or Administrative Agent hereunder or under the Fee Letter. “Fiscal Quarter” means any of the four quarters of any Fiscal Year. “Fiscal Year” means the twelve-month period ending on each December 31. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR. “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary, other than a Domestic Subsidiary, and “Foreign Subsidiaries” means any or all of them. “Fronting Exposure” means, at any time there is an Defaulting Lender, with respect to each Issuing Lender, such Defaulting Lender’s Revolving Credit Percentage of the outstanding Letter of Credit Obligations with respect to Letters of Credit issued by such Issuing Lender. “GAAP” means, generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial conditions, and the results of operations and changes in financial position, of the Parent and Borrower, except that any accounting principle or practice required to be changed by the Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee or such Boards) in order to continue as a generally accepted accounting principle or practice may be so changed. “Gas Balancing Agreement” means any agreement or arrangement whereby any Credit Party, or any other party having an interest in any Hydrocarbons to be produced from Oil and Gas Properties in which any Credit Party owns an interest, has a right to take more than its proportionate share of production therefrom. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to

84134605.9 MRC Energy Company Credit Agreement 21 government (including without limitation any supranational bodies such as the European Union or the European Central Bank). “Guarantor(s)” means the Parent and each Restricted Subsidiary of Borrower. “Guaranty” means the Third Amended, Restated and Consolidated Unconditional Guaranty to be executed and delivered by the Guarantors as of November 18, 2021 in the form attached hereto as Exhibit D. “Hazardous Material” means any hazardous or toxic waste, substance or material defined or regulated as such in or for purposes of the Hazardous Material Laws. “Hazardous Material Laws” means all laws, codes, ordinances, rules, regulations and other governmental restrictions and requirements issued by any federal, state, local or other Governmental Authority or quasi-Governmental Authority or body (or any agency, instrumentality or political subdivision thereof) pertaining to any substance or material which is regulated for reasons of health, safety or the environment and which is present or alleged to be present on or about or used in any facilities owned, leased or operated by any Credit Party, or any portion thereof including, without limitation, those relating to soil, surface, subsurface ground water conditions and the condition of the indoor and outdoor ambient air; any so-called “superfund” or “superlien” law; and any other United States federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material, as now or at any time during the term of the Agreement in effect. “Hedge Termination Value” means, in respect of any one or more Commodity Hedging Agreements or Interest Rate Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Commodity Hedging Agreements or Interest Rate Agreements, as applicable, (a) for any date on or after the date such Commodity Hedging Agreements or Interest Rate Agreements, as applicable, have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Commodity Hedging Agreements or Interest Rate Agreements, as applicable, as determined by the counterparties to such Commodity Hedging Agreements or Interest Rate Agreements, as applicable. “Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous Hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature. “Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom. “Immaterial Title Deficiencies” means, with respect to Hydrocarbon Interests, defects or clouds on title, discrepancies in reported net revenue or working interest ownership interests and

84134605.9 MRC Energy Company Credit Agreement 22 other defects, discrepancies, Liens and similar matters which do not, individually or in the aggregate, affect Oil and Gas Properties with a value greater than five percent (5%) of the value of all such properties included in the Borrowing Base. “Increased Costs” has the meaning ascribed to such term in Section 11.6. “Indebtedness” means (a) all indebtedness, obligations and liabilities of every nature, contingent or otherwise, of Borrower or any Guarantor to any of the Lenders, any of the Lenders’ Affiliates, the Administrative Agent, or the Issuing Lenders, individually or collectively, under any Loan Document, whether for principal, interest, reimbursement of amounts drawn under any Letter of Credit, funding indemnification amounts, fees, expenses, indemnification or otherwise, (b) Lender Hedging Obligations, and (c) Lender Product Obligations, in each case whether existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, including interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceedings, and all renewals, extensions, refinancings and replacements for the foregoing; provided; however, that in no event shall the Indebtedness include, with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor. “Indemnified Person” has the meaning specified in Section 13.5. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indenture” means any indenture by and among Parent or any Credit Party, as issuer and/or a guarantor, and a trustee, pursuant to which any Senior Notes are issued, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement. “Information” has the meaning specified in Section 13.10. “Interest Period” means with respect to a Eurodollar-based Advance, a Eurodollar-Interest Period, commencing on the day a Eurodollar-based Advance is made, or on the effective date of an election of the Eurodollar-based Rate made under Section 2.3; provided, however that (i) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day, except that as to an Interest Period in respect of a Eurodollar-based Advance, if the next succeeding Business Day falls in another calendar month, such Interest Period shall end on the next preceding Business Day, (ii) when an Interest Period in respect of a Eurodollar-based Advance begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month, and (iii) no Interest Period in respect of any Advance shall extend beyond the Revolving Credit Maturity Date. “Interest Rate Agreement” means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates.

84134605.9 MRC Energy Company Credit Agreement 23 “Internal Revenue Code” means the Internal Revenue Code of 1986 of the United States of America, as amended from time to time. “Investment” has the meaning specified in Section 8.6. “IRS” means the United States Internal Revenue Service “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Issuing Lender” means RBC, and each Lender appointed by the Borrower and approved by the Administrative Agent (not to be unreasonably withheld, conditioned or delayed) that agrees to act as an issuer of Letters of Credit hereunder, in each case, in its capacity as the issuer of Letters of Credit hereunder, and any successor designated by Borrower and the Revolving Credit Lenders. “Issuing Office” means such office as the applicable Issuing Lender shall designate as its Issuing Office. “L/C Indemnified Amounts” has the meaning ascribed to such term in Section 3.9. “L/C Indemnified Person” has the meaning ascribed to such term in Section 3.9. “Lender Counterparty” means any Lender or any Affiliate of a Lender counterparty to a Commodity Hedging Agreement or Interest Rate Agreement with any Credit Party; provided that any Withdrawing Lender that was a Lender Counterparty under the Existing Credit Agreement shall be deemed to be a Lender Counterparty hereunder solely with respect to the Existing Commodity Hedging Agreements to which such Withdrawing Lender is a party. “Lender Hedging Obligations” means all obligations arising from time to time under Commodity Hedging Agreements and Interest Rate Agreements permitted hereunder and entered into from time to time between any Credit Party, on the one hand and a Lender Counterparty on the other hand (including any such obligations under any Existing Commodity Hedging Agreements); provided, however, that if a Lender Counterparty ceases to be a Lender hereunder or an Affiliate of a Lender hereunder, Lender Hedging Obligations shall only include such obligations to the extent arising from transactions and confirmations entered into under Commodity Hedging Agreements and Interest Rate Agreements at any time such Person was a Lender or an Affiliate of a Lender hereunder, without giving effect to any extension, increases or modifications thereof which are made after such Person ceases to be a Lender or an Affiliate of a Lender hereunder; provided, further, that all obligations arising under the Withdrawing Lender Commodity Hedging Agreements in respect of the trades set forth on Schedule 6.22(c) shall only constitute Lender Hedging Obligations hereunder until the maturity or expiration of each such trade. “Lender Product Obligations” means all obligations arising from time to time under Lender Products (including any such obligations existing on the Effective Date); provided, however, that if a Lender or an Affiliate of a Lender ceases to be a Lender hereunder or an Affiliate of a Lender

84134605.9 MRC Energy Company Credit Agreement 24 hereunder, then all Lender Products between a Credit Party or Parent and such Lender or Affiliate of a Lender shall not constitute Lender Product Obligations and shall not be secured by the Collateral Documents or guaranteed pursuant to the Guaranty. “Lender Products” means any one or more of the following types of services or facilities extended to the Parent or any Credit Party by any Lender or Affiliate of a Lender: (i) credit cards, (ii) credit card processing services, (iii) debit cards, (iv) purchase cards, (v) Automated Clearing House (ACH) transactions, (vi) cash management, including controlled disbursement services, and (vii) establishing and maintaining deposit accounts. “Lenders” shall have the meaning set forth in the preamble, and shall include the Revolving Credit Lenders and any Eligible Assignee which becomes a Lender pursuant to Section 13.7. “Letter of Credit Agreement” means, collectively, the letter of credit application and related documentation executed and/or delivered by Borrower in respect of each Letter of Credit, in each case reasonably satisfactory to the applicable Issuing Lender. “Letter of Credit Documents” shall have the meaning ascribed to such term in Section 3.7(a). “Letter of Credit Fees” means the fees payable in connection with Letters of Credit pursuant to Sections 3.4(a)(i) and (ii). “Letter of Credit Maximum Amount” means Fifty Million Dollars ($50,000,000). “Letter of Credit Obligations” means at any date of determination, the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, and (b) the aggregate amount of Reimbursement Obligations which remain unpaid as of such date. “Letter of Credit Payment” means any amount paid or required to be paid by the applicable Issuing Lender in its capacity hereunder as issuer of a Letter of Credit as a result of a draft or other demand for payment under any Letter of Credit. “Letter of Credit” means each Existing Letter of Credit and each standby letter of credit issued by an Issuing Lender at the request of or for the account of Borrower pursuant to Article 3. “LIBOR Rate” means, (a) for any Interest Period with respect to any Eurodollar-based Advance, the per annum rate of interest, expressed on the basis of a year of 360 days, determined by Administrative Agent, which is equal to USD LIBOR (as set forth by any service selected by Administrative Agent that has been nominated by ICE Benchmark Administration as an authorized information vendor for the purpose of displaying such rates) with a term equivalent to such Eurodollar-Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Eurodollar-Interest Period. If the rates referenced in the preceding sentence are not available, “LIBOR Rate” shall mean the per annum rate of interest determined by Administrative Agent as the rate of interest, expressed on a basis of 360 days, at which deposits in Dollars for delivery on

84134605.9 MRC Energy Company Credit Agreement 25 the first day of such Eurodollar-Interest Period in same day funds in the approximate amount of the Eurodollar-based Advance being made, continued or converted by Administrative Agent and with a term and amount comparable to such Eurodollar-Interest Period and principal amount of such Eurodollar-based Advance as would be offered by Administrative Agent’s London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Eurodollar-Interest Period; provided that, if any such rate is below zero, the LIBOR Rate will be deemed to be zero; and (b) for purposes of determining the Daily Adjusting LIBOR Rate in connection with a Base Rate Advance, the per annum rate of interest, expressed on the basis of a year of 360 days, determined by Administrative Agent, which is equal to USD LIBOR (as set forth by any service selected by Administrative Agent that has been nominated by ICE Benchmark Administration as an authorized information vendor for the purpose of displaying such rates) with a term equivalent to one (1) month, determined as of approximately 11:00 a.m. (London time) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. If the rates referenced in the preceding sentence are not available, “LIBOR Rate” shall mean the per annum rate of interest determined by Administrative Agent as the rate of interest, expressed on a basis of 360 days, at which deposits in Dollars for delivery on such day in same day funds in the approximate amount of the Base Rate Advance being made or converted by Administrative Agent and with a term equal to one (1) month and amount comparable to the principal amount of such Base Rate Advance as would be offered by Administrative Agent’s London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) on such day; provided that, if any such rate is below zero, the LIBOR Rate will be deemed to be zero. “Lien” means any security interest in or lien on or against any property arising from any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, trust receipt, conditional sale or title retaining contract, sale and leaseback transaction, Capitalized Lease, consignment or bailment for security, or any other type of lien, charge, encumbrance, title exception, preferential or priority arrangement affecting property (including with respect to stock, any stockholder agreements, voting rights agreements, buy-back agreements and all similar arrangements), whether based on common law or statute. “Liquidity” means, at any date of determination, the sum of (a) Unused Revolving Credit Availability and (b) the Consolidated Cash Balance. “Loan Documents” means, collectively, this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Guaranty, the Collateral Documents, and any other agreements, instruments and documents executed by the Parent or a Credit Party pursuant to this Agreement, but excluding Commodity Hedge Agreements, Interest Rate Agreements and Lender Products documents. “Majority Lenders” means at any time, the Revolving Credit Lenders holding at least 51.0% of the Revolving Credit Aggregate Commitment (or, if the Revolving Credit Aggregate Commitment has been terminated (whether by maturity, acceleration or otherwise), the aggregate

84134605.9 MRC Energy Company Credit Agreement 26 principal amount outstanding under the Revolving Credit); provided that, for purposes of determining Majority Lenders hereunder, the Letter of Credit Obligations shall be allocated among the Revolving Credit Lenders based on their respective Revolving Credit Percentages. The Revolving Credit Commitment Amount of, and portion of the Aggregate Credit Exposure attributable to, any Defaulting Lender shall be excluded for purposes of making a determination of “Majority Lenders”. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, properties or financial condition of the Parent and the Credit Parties taken as a whole, (b) the ability of the Parent, Borrower or any other Credit Party to perform its material obligations under this Agreement or any other Loan Document to which it is a party, or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of Administrative Agent or Lenders hereunder or thereunder. “Material Debt” means Debt under the Senior Notes (and any Permitted Refinancing thereof) and any other Debt (other than Advances and Letters of Credit), or obligations in respect of Commodity Hedging Agreements or Interest Rate Agreements, of Parent or any one or more of the Credit Parties, in each case in an aggregate principal amount exceeding the Threshold Amount. For purposes of determining Material Debt, the “principal amount” of the obligations of Parent or any Credit Party in respect of any Commodity Hedging Agreement or Interest Rate Agreement at any time shall be the Hedge Termination Value. “Material Domestic Subsidiary” means a wholly-owned Domestic Subsidiary of Borrower having 10% or more of the book value of the consolidated assets of the Parent, Borrower and the Subsidiaries as of the end of the most recent Fiscal Quarter for which Borrower has delivered financial statements pursuant to Section 7.1(a) or (b), provided, however, the aggregate of all wholly-owned Subsidiaries that are Domestic Subsidiaries of Borrower not considered Material Domestic Subsidiaries herein shall not exceed at any time 20% or more of the book value of the consolidated assets of the Parent, Borrower and its Subsidiaries as of the end of the most recent Fiscal Quarter for which Borrower has delivered financial statements pursuant to Section 7.1(a) or (b). “Material Gas Imbalance” means, with respect to all Gas Balancing Agreements to which any Credit Party is a party or by which any Oil and Gas Property owned by any Credit Party is bound, a net gas imbalance to Borrower or any other Credit Party, individually or taken as a whole in excess of $1,000,000. Gas imbalances will be determined based on written agreements, if any, specifying the method of calculation thereof, or, alternatively, if no such agreements are in existence, gas imbalances will be calculated by multiplying (x) the volume of gas imbalance as of the date of calculation (expressed in thousand cubic feet) by (y) the heating value in Btu’s per thousand cubic feet, times the Henry Hub average daily spot price for the month immediately preceding the date of calculation. “Maximum Facility Amount” means $1,500,000,000, as such amount may be adjusted from time to time thereafter in accordance with Section 2.11. “Maximum Rate” has the meaning set forth in Section 13.4.

84134605.9 MRC Energy Company Credit Agreement 27 “Moody’s” means Moody’s Investors Service, Inc. “Mortgaged Properties” means all of the right, title and interest of Borrower and the other Credit Parties in and to those Oil and Gas Properties, whether now owned or hereafter acquired, in which a Lien is created by any Collateral Document in favor of the Administrative Agent for the benefit of the Secured Parties, whether executed prior to, contemporaneous with or after the execution of this Agreement. “Mortgages” means (a) the Existing Mortgages, and (b) all other mortgages, deeds of trust, amendments to mortgages or deeds of trust, assignments of production, pledge agreements, collateral mortgages, collateral chattel mortgages, collateral assignments, financing statements and other documents, instruments and agreements evidencing, creating, perfecting or otherwise establishing Liens in favor of the Administrative Agent for the benefit of the Secured Parties and securing the Indebtedness pursuant to Section 4.6, Section 5.1, Section 7.12, Section 7.17 or otherwise. “Multiemployer Plan” means a Pension Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Cash Proceeds” means the aggregate cash payments received by Parent or any Credit Party from any Disposition of property, the issuance of Equity Interests or the issuance of Debt (including the Senior Notes and any Permitted Refinancing thereof), as the case may be, net of all costs and expenses incurred in connection with any such sale or issuance, as the case may be, including, without limitation, legal, accounting and investment banking fees, underwriting discounts, sales commissions, and other third party charges, and net of property taxes, transfer taxes and all other taxes paid or payable by Parent or such Credit Party in respect of any such sale or issuance, and, in the case of a Disposition of property, net of all amounts required to be applied to the repayment of Debt secured by a Lien expressly permitted hereunder on any asset that is the subject of such Disposition (other than any Lien pursuant to a Collateral Document). “New Lender” has the meaning set forth in Section 13.22. “Non-Compliant Lender” shall have the meaning set forth in Section 13.11(b). “Non-Defaulting Lender” means any Lender that is not, as of the date of relevance, a Defaulting Lender. “Notes” means the Revolving Credit Notes. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Oil and Gas Properties” means the Hydrocarbon Interests; the properties now or hereafter pooled or unitized with the Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or

84134605.9 MRC Energy Company Credit Agreement 28 the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and all properties, rights, titles, interests and estates described or referred to above, including any and all property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing. “Order” has the meaning set forth in Section 7.4(d). “Organizational Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document. “Parent” means Matador Resources Company, a Texas corporation. “Participant” has the meaning set forth in Section 13.7(d). “Participant Register” has the meaning set forth in Section 13.7(d). “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

84134605.9 MRC Energy Company Credit Agreement 29 “Pension Plan” means any plan established and maintained by the Parent or a Credit Party, or contributed to by the Parent or a Credit Party, which is qualified under Section 401(a) of the Internal Revenue Code and subject to the minimum funding standards of Section 412 of the Internal Revenue Code. “Permitted Encumbrances” means with respect to any Person: (a) Liens imposed by law for taxes, assessments or other governmental charges or levies which are not yet delinquent or which (i) are being contested in good faith by appropriate proceedings, (ii) the relevant Credit Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (iii) the failure to make payment pending such contest would not have a Material Adverse Effect; (b) vendors’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, and contractual Liens granted to operators and non-operators under oil and gas operating agreements, in each case, arising in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties and securing obligations that are not overdue by more than 60 days or which (i) are being contested in good faith by appropriate proceedings, (ii) the relevant Credit Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (iii) the failure to make payment pending such contest would not have a Material Adverse Effect; (c) contractual Liens which arise in the ordinary course of business under operating agreements, oil and gas partnership and joint venture agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business; (d) Liens in connection with workmen’s compensation, unemployment insurance or other social security, old age, pension or public liability obligations; (e) Liens on cash, Cash Equivalents, securities and deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (f) bankers liens and rights of set-off with respect to customary depositary arrangements entered into in the ordinary course of business; (g) judgment liens in respect of judgments that do not constitute an Event of Default under Section 9.1(h);

84134605.9 MRC Energy Company Credit Agreement 30 (h) easements, zoning restrictions, rights-of-way, servitudes, permits, surface leases, and similar encumbrances on real property imposed by law or arising in the ordinary course of business that, in the aggregate, do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Credit Parties; (i) royalties, overriding royalties, reversionary interests, calls on production, preferential purchase rights, net profits interests, production payments and other similar burdens with respect to the Oil and Gas Properties owned by the Credit Parties if the net cumulative effect of such burdens does not operate to deprive any Credit Party of any material right in respect of its assets or properties (except for rights customarily granted with respect to such interests); (j) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by Borrower or any Restricted Subsidiary in the ordinary course of business covering the property under the lease and not securing any Debt; (k) unperfected Liens reserved in leases (other than oil and gas leases) or arising by operation of law for rent or compliance with the lease in the case of leasehold estates; (l) environmental Liens which are being contested in good faith by appropriate proceedings and which do not and cannot rank in priority above the Liens created under the Collateral Documents; and (m) Immaterial Title Deficiencies. Notwithstanding the foregoing, regardless of the language set forth in this definition, no Lien over the Equity Interests of any Restricted Subsidiary granted to any Person other than to Administrative Agent for the benefit of the Secured Parties shall be deemed a “Permitted Encumbrance” under the terms of this Agreement. “Permitted Refinancing” means any (1) Debt of Parent or any Credit Party, and Debt constituting guarantees thereof by any Credit Party, incurred or issued in exchange for, or the Net Cash Proceeds of which are used to extend, refinance, renew, replace, repurchase, defease or refund, existing Senior Notes, in whole or in part, from time to time; provided that (a) the principal amount of such Permitted Refinancing (or if such Permitted Refinancing is issued at a discount, the initial issuance price of such Permitted Refinancing) does not exceed the principal amount of Debt permitted under Section 8.1(q), (b) such Permitted Refinancing does not provide for any scheduled repayment, mandatory redemption or payment of a sinking fund obligation prior to the date that is six (6) months after the Revolving Credit Maturity Date (except for any offer to redeem such Debt required as a result of asset sales or the occurrence of a “Change of Control” (or any other defined term having a similar purpose) under and as defined in the Indenture), (c) the covenant, default and remedy provisions of such Permitted Refinancing are not materially more onerous, taken as a whole, to the Borrower and its Subsidiaries than those imposed by such existing Senior Notes (as determined in good faith by the board of directors of the Parent or a committee thereof), (d) the mandatory prepayment, repurchase and redemption provisions of such Permitted

84134605.9 MRC Energy Company Credit Agreement 31 Refinancing are not materially more onerous, taken as a whole, to the Borrower and its Subsidiaries than those imposed by such existing Senior Notes (as determined in good faith by the board of directors of the Parent or a committee thereof), (e) such Permitted Refinancing is unsecured, (f) no Subsidiary of any Credit Party is required to guarantee such Permitted Refinancing unless such Subsidiary is (or concurrently with any such guarantee becomes) a Guarantor hereunder, and (g) to the extent such Permitted Refinancing is or is intended to be expressly subordinate to the payment in full of all or any portion of the Indebtedness, the subordination provisions contained therein are either (x) on substantially the same terms or at least as favorable to the Lenders as the subordination provisions contained in such existing Senior Notes or (y) reasonably satisfactory to the Administrative Agent and (2) any Senior Notes registered with the SEC and issued in exchange for the initial Senior Notes issued by the Parent and any guarantees thereof by any Credit Party. “Person” means a natural person, corporation, limited liability company, partnership, limited liability partnership, trust, incorporated or unincorporated organization, joint venture, joint stock company, firm or association or a government or any agency or political subdivision thereof or other entity of any kind. “Platform” has the meaning set forth in the last paragraph of Section 7.1. “Pledge Agreement” means the Third Amended and Restated Pledge and Security Agreement to be executed and delivered by the Credit Parties as of November 18, 2021. “Prime Rate” means the per annum rate of interest announced by RBC, at its main office from time to time as its “prime rate” (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by RBC to any of its customers), which Prime Rate shall change simultaneously with any change in such announced rate. “Public Lenders” shall have the meaning set forth in the last paragraph of Section 7.1. “Purchases” has the meaning set forth in Section 8.5. “Purchasing Lender” shall have the meaning set forth in Section 13.11(a). “QFC” shall have the meaning set forth in Section 13.25(b). “QFC Credit Support” shall have the meaning set forth in Section 13.25. “Rating Agency” means Moody’s, S&P, their respective successors or any other nationally recognized statistical rating organization which is acceptable to Administrative Agent. “RBC” means Royal Bank of Canada, and its successors or assigns in accordance with the terms of this Agreement. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender, as applicable. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking

84134605.9 MRC Energy Company Credit Agreement 32 days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by Administrative Agent in its reasonable discretion. “Register” has the meaning set forth in Section 13.7(c). “Reimbursement Obligation(s)” means the aggregate amount of all unreimbursed drawings under all Letters of Credit (excluding for the avoidance of doubt, reimbursement obligations that are deemed satisfied pursuant to a deemed disbursement under Section 3.6(c)). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Reported Month” is defined in Section 7.2(e). “Request for Revolving Credit Advance” means a request for a Revolving Credit Advance issued by Borrower under Section 2.3 of this Agreement in the form attached hereto as Exhibit A, or in such other form acceptable to the Administrative Agent. “Requirement of Law” means as to any Person, any law, treaty, rule or regulation or determination of an arbitration or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Reserve Report” means a report in form reasonably satisfactory to Administrative Agent evaluating the oil and gas reserves attributable to Hydrocarbon Interests of the Credit Parties in all of their Oil and Gas Properties and which shall, among other things, (a) identify the wells covered thereby, (b) specify such engineers’ opinions with respect to the total volume of proved reserves of Hydrocarbons (using the terms or categories “proved developed producing reserves,” “proved developed nonproducing reserves” and “proved undeveloped reserves”) which Borrower has advised such engineers that the Credit Parties have the right to produce for their own account, (c) set forth such engineers’ opinions with respect to the projected future cash proceeds from the proved reserves, discounted for present value at a rate reasonably acceptable to Administrative Agent, for each calendar year or portion thereof after the date of such findings and data, (d) set forth such engineers’ opinions with respect to the projected future rate of production from the proved reserves, (e) contain such other information as may be reasonably requested by Administrative Agent with respect to the projected rate of production, gross revenues, operating expenses, taxes, capital costs, net revenues and present value of future net revenues attributable to such proved reserves and production therefrom, and (f) contain a statement of the price and escalation parameters, procedures and assumptions upon which such determinations were based. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

84134605.9 MRC Energy Company Credit Agreement 33 “Responsible Officer” means the chief executive officer, president, chief financial officer or any executive vice president of Borrower. “Restricted Payments” has the meaning set forth in Section 8.5. “Restricted Subsidiary” means, on any date of determination, (a) any Subsidiary that is a Material Domestic Subsidiary and (b) any Subsidiary that owns or operates Borrowing Base Properties. “Revolving Credit” means the Revolving Credit Advances to be advanced to Borrower by the applicable Revolving Credit Lenders, in an aggregate amount (subject to the terms hereof), not to exceed, at any one time outstanding, the Revolving Credit Aggregate Commitment. “Revolving Credit Advance” means a borrowing requested by Borrower and made by the Revolving Credit Lenders under Section 2.1 of this Agreement, including without limitation any readvance, refunding or conversion of such borrowing pursuant to Section 2.3 and any deemed disbursement of an Advance in respect of a Letter of Credit under Section 3.6(c), and may include, subject to the terms hereof, Eurodollar-based Advances and Base Rate Advances. “Revolving Credit Aggregate Commitment” means, on any date of determination, the least of the aggregate Revolving Credit Commitment Amounts, the Maximum Facility Amount and the Borrowing Base on such date, subject to reduction or termination under Section 2.11 or Section 9.2 and redetermination or adjustments under Article 4, Section 7.16 or Section 8.4(k). “Revolving Credit Commitment Amount” means with respect to any Revolving Credit Lender, (a) if the Revolving Credit Aggregate Commitment has not been terminated, the amount specified opposite such Revolving Credit Lender’s name in the column entitled “Revolving Credit Allocations” on Schedule 1.2, as adjusted from time to time in accordance with the terms hereof; and (b) if the Revolving Credit Aggregate Commitment has been terminated (whether by maturity, acceleration or otherwise), the amount equal to its Revolving Credit Percentage of the Aggregate Credit Exposure. “Revolving Credit Lenders” means the financial institutions from time to time parties hereto as lenders of the Revolving Credit. “Revolving Credit Maturity Date” means, at any time a determination is to be made, the earlier of (i) the date that is one hundred eighty (180) days prior to the earliest stated redemption date of any series of Senior Notes having an aggregate principal amount in excess of $25,000,000, or (ii) October 31, 2026. “Revolving Credit Notes” means the revolving credit notes described in Section 2.2, made by Borrower to each of the Revolving Credit Lenders in the form attached hereto as Exhibit B, as such notes may be amended or supplemented from time to time, and any other notes issued in substitution, replacement or renewal thereof from time to time. “Revolving Credit Percentage” means, with respect to any Revolving Credit Lender, the percentage specified opposite such Revolving Credit Lender’s name in the column entitled

84134605.9 MRC Energy Company Credit Agreement 34 “Revolving Credit Percentage” on Schedule 1.2, as adjusted from time to time in accordance with the terms hereof. “Sanction(s)” means any international economic sanction administered or enforced by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority. “S&P” means Standard & Poor’s Rating Services. “SEC” means the Securities and Exchange Commission of the United States. “Secured Party” means each of the Administrative Agent, any Lender, any Lender Counterparty, or any Affiliate of any Lender to which any Indebtedness is owed, including any Lender Hedging Obligations and Lender Product Obligations, provided, however, that a Lender Counterparty and Lenders and Affiliates of Lenders to whom Lender Product Obligations or Lender Hedging Obligations are owed shall be a Secured Party (a) in the case of Lender Product Obligations, only while such Person (or, in the case of an Affiliate of a Lender, such Lender) is a Lender under this Agreement and (b) in the case of Lender Hedging Obligations, only with respect to obligations arising from transactions and confirmations entered into under Commodity Hedging Agreements and Interest Rate Agreements at any time such Person (or, in the case of an Affiliate of a Lender, such Lender) is a Lender under this Agreement. “Senior Notes” means any senior or senior subordinated notes issued by Parent or any Credit Party pursuant to and in accordance with the terms of the applicable Indenture; provided that (a) the terms of such Senior Notes do not provide for any scheduled repayment, mandatory redemption (including any required offer to redeem) or payment of a sinking fund obligation prior to the date that is six (6) months after the Revolving Credit Maturity Date (except for any offer to redeem such Senior Notes required as a result of asset sales or the occurrence of a “Change of Control” (or any other defined term having a similar purpose) under and as defined in the applicable Indenture), (b) such Senior Notes are unsecured and (c) no Subsidiary of any Credit Party is required to guarantee the Debt evidenced by such Senior Notes unless such Subsidiary is (or concurrently with any such guarantee becomes) a Guarantor hereunder. “Senior Note Documents” means the Senior Notes, the Indenture and any documents or instruments executed in connection with any of them, in each case, as amended, restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

84134605.9 MRC Energy Company Credit Agreement 35 “Subsidiary” means any other corporation, association, joint stock company, business trust, limited liability company, partnership or any other business entity of which more than 50% of the outstanding voting stock, share capital, membership, partnership or other interests, as the case may be, is owned either directly or indirectly by any Person or one or more of its Subsidiaries, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by any Person and/or its Subsidiaries. Unless otherwise specified to the contrary herein or the context otherwise requires, Subsidiary shall refer to a Subsidiary of Borrower. “Successor Administrative Agent” has the meaning ascribed to such term in Section 12.4. “Supermajority Lenders” means at any time, the Revolving Credit Lenders holding at least 66-2/3% of the Revolving Credit Aggregate Commitment (or, if the Revolving Credit Aggregate Commitment has been terminated (whether by maturity, acceleration or otherwise), the aggregate principal amount outstanding under the Revolving Credit); provided that, for purposes of determining Supermajority Lenders hereunder, the Letter of Credit Obligations shall be allocated among the Revolving Credit Lenders based on their respective Revolving Credit Percentages. The Revolving Credit Commitment Amount of, and portion of the Aggregate Credit Exposure attributable to, any Defaulting Lender shall be excluded for purposes of making a determination of “Supermajority Lenders”. “Supported QFC” shall have the meaning set forth in Section 13.25. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by Administrative Agent to the Lenders and Borrower of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, and is determinable for each Available Tenor, (b) the administration of Term SOFR is administratively feasible for Administrative Agent and (c) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with Section 11.3 that is not Term SOFR. “Test Period” means, at any time, the four consecutive Fiscal Quarters of Borrower then last ended (in each case taken as one accounting period) for which financial statements have been or are required to be delivered pursuant to this Agreement.

84134605.9 MRC Energy Company Credit Agreement 36 “Threshold Amount” means, at any time, an amount equal to the greater of (a) $50,000,000 and (b) 5% of the Borrowing Base. “Total Debt to Consolidated EBITDA Ratio” means, for any Test Period, the ratio of (a) the amount equal to (i) total Debt of the Parent and its Subsidiaries (other than Unrestricted Subsidiaries) as of the last day of such Test Period minus (ii) unrestricted cash and cash equivalents of the Parent and its Subsidiaries (other than Unrestricted Subsidiaries) as of the last day of such Test Period, provided that, for purposes of this clause (ii), the aggregate amount of cash and Cash Equivalents shall not exceed $75,000,000, to (b) Consolidated EBITDA of the Parent and its Subsidiaries (other than Unrestricted Subsidiaries) for such Test Period. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in any applicable state; provided that, unless specified otherwise or the context otherwise requires, such terms shall refer to the Uniform Commercial Code as in effect in the State of Texas. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Subsidiary” means (i) as of the Effective Date, any Subsidiary listed as an “Unrestricted Subsidiary” on Schedule 6.15 hereto and (ii) any Subsidiary that at the time of the determination shall be designated an Unrestricted Subsidiary of Borrower in a manner provided below. Borrower may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries at the time of such designation or at any time thereafter (a) is a Material Domestic Subsidiary, (b) owns or operates Borrowing Base Properties or (c) is a guarantor or the primary obligor with respect to any indebtedness, liabilities or other obligations under any Senior Notes (or any Permitted Refinancing thereof). “Unused Revolving Credit Availability” means, on any date of determination, the amount equal to the positive difference (if any) between (a) the Revolving Credit Aggregate Commitment minus (b) the Aggregate Credit Exposure. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 11.9(g)(ii)(C).

84134605.9 MRC Energy Company Credit Agreement 37 “USA Patriot Act” means the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001). “U.S. Special Resolution Regimes” shall have the meaning set forth in Section 13.25. “USD LIBOR” means the London interbank offered rate for U.S. dollars. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withdrawing Lender” means any Person who (a) is a Lender under the Existing Credit Agreement immediately prior to the Effective Date but is not a Lender under this Agreement and (b) is identified on Schedule 6.22(b) hereto. “Withdrawing Lender Commodity Hedging Agreements” means, to the extent constituting “Lender Hedging Obligations” under the Existing Credit Agreement, the Existing Commodity Hedging Agreements set forth on Schedule 6.22(c). “Withholding Agent” means any Credit Party and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Terms, Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all

84134605.9 MRC Energy Company Credit Agreement 38 tangible and intangible assets and properties, including cash, securities, accounts and contract rights. 1.3 Oil and Gas Definitions. For purposes of this Agreement, the terms “proved reserves,” “proved developed reserves,” “proved undeveloped reserves,” “proved developed nonproducing reserves” and “proved developed producing reserves,” have the meaning given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers. 1.4 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE 2. REVOLVING CREDIT. 2.1 Commitment. Subject to the terms and conditions of this Agreement (including without limitation Section 2.3), each Revolving Credit Lender severally and for itself alone agrees to make Advances of the Revolving Credit in Dollars to Borrower from time to time on any Business Day during the period from the Effective Date hereof until (but excluding) the Revolving Credit Maturity Date in an aggregate principal amount that will not result in (a) such Lender’s Credit Exposure exceeding such Lender’s Revolving Credit Commitment Amount or (b) the Aggregate Credit Exposure exceeding the Revolving Credit Aggregate Commitment. Subject to the terms and conditions set forth herein, advances, repayments and readvances may be made under the Revolving Credit. 2.2 Accrual of Interest and Maturity; Evidence of Indebtedness. (a) Borrower hereby unconditionally promises to pay to Administrative Agent for the account of each Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Advance (plus all accrued and unpaid interest) of such Revolving Credit Lender to Borrower on the Revolving Credit Maturity Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. Subject to the terms and conditions hereof, each Revolving Credit Advance shall, from time to time from and after the date of such Advance (until paid), bear interest at its Applicable Interest Rate. (b) Each Revolving Credit Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of Borrower to the appropriate lending office of such Revolving Credit Lender resulting from each Revolving Credit Advance made by such lending office of such Revolving Credit Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Revolving Credit Lender from time to time under this Agreement.

84134605.9 MRC Energy Company Credit Agreement 39 (c) The Register shall be maintained pursuant to Section 13.7(g), and a subaccount therein for each Revolving Credit Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Revolving Credit Advance made hereunder, the type thereof and each Eurodollar-Interest Period applicable to any Eurodollar-based Advance, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Revolving Credit Lender hereunder in respect of the Revolving Credit Advances and (iii) both the amount of any sum received by Administrative Agent hereunder from Borrower in respect of the Revolving Credit Advances and each Revolving Credit Lender’s share thereof. (d) The entries made in the Register maintained pursuant to paragraph (c) of this Section 2.2 shall, absent manifest error, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of Borrower therein recorded; provided, however, that the failure of any Revolving Credit Lender or Administrative Agent to maintain the Register or any account, as applicable, or any error therein, shall not in any manner affect the obligation of Borrower to repay the Revolving Credit Advances (and all other amounts owing with respect thereto) made to Borrower by the Revolving Credit Lenders in accordance with the terms of this Agreement. (e) Borrower agrees that, upon written request to Administrative Agent by any Revolving Credit Lender, Borrower will execute and deliver, to such Revolving Credit Lender, at Borrower’s own expense, a Revolving Credit Note evidencing the outstanding Revolving Credit Advances owing to such Revolving Credit Lender, with appropriate insertions as to date and principal amount. 2.3 Requests for Advances and for Continuations and Conversions of Advances. Borrower may request an Advance of the Revolving Credit, a continuation of any Revolving Credit Advance in the same type of Advance or to convert any Revolving Credit Advance to any other type of Revolving Credit Advance only by delivery to Administrative Agent of a Request for Revolving Credit Advance executed by a Responsible Officer for Borrower, subject to the following: (a) each such Request for Revolving Credit Advance shall set forth the information required on the Request for Revolving Credit Advance, including without limitation: (i) the proposed date of such Revolving Credit Advance (or the continuation or conversion date of an outstanding Revolving Credit Advance), which must be a Business Day; (ii) whether such Advance is a new Revolving Credit Advance or a continuation or conversion of an outstanding Revolving Credit Advance; (iii) whether such Revolving Credit Advance is to be a Base Rate Advance or a Eurodollar-based Advance, and, except in the case of a Base Rate Advance, the first Eurodollar-Interest Period applicable thereto; and

84134605.9 MRC Energy Company Credit Agreement 40 (iv) solely with respect to any Request for Revolving Credit Advance not delivered to Administrative Agent by 12:00 p.m. (New York time) two (2) Business Days prior to the proposed date of the Revolving Credit Advance (but not, for avoidance of doubt any continuation or conversion of Revolving Credit Advances), the Consolidated Cash Balance (without regard to the requested Revolving Credit Advance) and the pro forma Consolidated Cash Balance (giving effect to the requested Revolving Credit Advance and any other transactions occurring prior to, or substantially simultaneously with, such Advance); (b) each such Request for Revolving Credit Advance (including without limitation any request for Advances to be made on the Effective Date) shall be delivered to Administrative Agent by 12:00 p.m. (New York time) three (3) Business Days prior to the proposed date of the Revolving Credit Advance, except in the case of a Base Rate Advance, for which the Request for Revolving Credit Advance must be delivered by 12:00 p.m. (New York time) one (1) Business Day prior to the proposed date for such Revolving Credit Advance; (c) on the proposed date of the borrowing of such Revolving Credit Advance, after giving effect to all borrowings and repayments on such date, the Aggregate Credit Exposure shall not exceed the Revolving Credit Aggregate Commitment; (d) in the case of a Base Rate Advance, the principal amount of the initial funding of such Advance, as opposed to any continuation or conversion thereof, shall be at least $1,000,000 or the remainder available under the Revolving Credit Aggregate Commitment if less than $1,000,000; (e) in the case of a Eurodollar-based Advance, the principal amount of such Advance, plus the amount of any other outstanding Revolving Credit Advance to be then combined therewith having the same Eurodollar-Interest Period, if any, shall be at least $1,500,000 (or a larger integral multiple of $100,000) or the remainder available under the Revolving Credit Aggregate Commitment if less than $1,500,000 and at any one time there shall not be in effect more than ten (10) different Eurodollar-Interest Periods; (f) each such Request for Revolving Credit Advance, once delivered to Administrative Agent, shall not be revocable by Borrower and shall constitute a certification by Borrower that, as of the date of borrowing of the requested Advance, (i) each of the conditions set forth in Section 5.2 will be satisfied and (ii) with respect to any Revolving Credit Advance made pursuant to Section 2.1 (but not, for avoidance of doubt any continuation or conversion of Revolving Credit Advances), the Consolidated Cash Balance after giving pro forma effect to the requested Revolving Credit Advance and any other transactions occurring prior to, or substantially simultaneously with, such Advance, shall not exceed the Consolidated Cash Balance Threshold; and (g) any Revolving Credit Advances to be made on the Effective Date pursuant to a Request for Revolving Credit Advance shall be Base Rate Advances;

84134605.9 MRC Energy Company Credit Agreement 41 Administrative Agent, acting on behalf of the Revolving Credit Lenders, may also, at its option, lend under this Section 2.3 upon the telephone or email request of a Responsible Officer of Borrower and, in the event Administrative Agent, acting on behalf of the Revolving Credit Lenders, makes any such Advance upon a telephone or email request, a Responsible Officer shall fax or send by email to Administrative Agent, on the same day as such telephone or email request, an executed Request for Revolving Credit Advance. Borrower hereby authorizes Administrative Agent to disburse Advances under this Section 2.3 pursuant to the telephone or email instructions of any person purporting to be a Responsible Officer. Notwithstanding the foregoing, Borrower acknowledges that Borrower shall bear all risk of loss resulting from disbursements made upon any telephone or email request. Each telephone or email request for an Advance from a Responsible Officer shall constitute a certification of the matters set forth in Section 5.2. 2.4 Disbursement of Advances. (a) Upon receiving any Request for Revolving Credit Advance in accordance with the terms of Section 2.3, Administrative Agent shall promptly notify each Revolving Credit Lender by wire, telex or telephone (confirmed by wire, telecopy or telex) of the amount of such Advance being requested and the date such Advance is to be made by each Revolving Credit Lender in an amount equal to its Revolving Credit Percentage of such Advance. Unless such Revolving Credit Lender’s commitment to make Revolving Credit Advances hereunder shall have been suspended or terminated in accordance with this Agreement, each such Revolving Credit Lender shall make available the amount of its Revolving Credit Percentage of each Revolving Credit Advance in immediately available funds by 1:00 p.m. (New York time) on the date of such Revolving Credit Advance to the account of Administrative Agent most recently designated by it for such purpose by notice to the Lenders. (b) Subject to receipt by the Administrative Agent of an executed Request for Revolving Credit Advance from a Responsible Officer, Administrative Agent shall make available to Borrower the aggregate of the amounts so received by it from the Revolving Credit Lenders in like funds and currencies not later than 4:00 p.m. (New York time) on the date of such Revolving Credit Advance, by credit to an account of Borrower maintained with Administrative Agent or to such other account or third party as Borrower may reasonably direct in writing, provided that such direction is timely given. (c) Unless Administrative Agent shall have been notified by any Revolving Credit Lender prior to the date of any proposed Revolving Credit Advance that such Revolving Credit Lender does not intend to make available to Administrative Agent such Revolving Credit Lender’s Revolving Credit Percentage of such Advance, Administrative Agent may assume that such Revolving Credit Lender has made such amount available to Administrative Agent on such date, as aforesaid. Administrative Agent may, but shall not be obligated to, make available to Borrower the amount of such payment in reliance on such assumption. If such amount is not in fact made available to Administrative Agent by such Revolving Credit Lender, as aforesaid, Administrative Agent shall be entitled to recover such amount on demand from such Revolving Credit Lender. If such Revolving Credit Lender does not pay such amount forthwith upon Administrative Agent’s demand therefor and Administrative Agent has in fact made a corresponding amount available to

84134605.9 MRC Energy Company Credit Agreement 42 Borrower, Administrative Agent shall promptly notify Borrower and Borrower shall pay such amount to Administrative Agent, if such notice is delivered to Borrower prior to 1:00 p.m. (New York time) on a Business Day, on the day such notice is received, and otherwise on the next Business Day, and such amount paid by Borrower shall be applied as a prepayment of the Revolving Credit (without any corresponding reduction in the Revolving Credit Aggregate Commitment), reimbursing Administrative Agent for having funded said amounts on behalf of such Revolving Credit Lender. Borrower shall retain without prejudice its claim against such Revolving Credit Lender with respect to the amounts repaid by it to Administrative Agent and, if such Revolving Credit Lender subsequently makes such amounts available to Administrative Agent, Administrative Agent shall promptly make such amounts available to Borrower as a Revolving Credit Advance. Administrative Agent shall also be entitled to recover from such Revolving Credit Lender or Borrower, as the case may be, but without duplication, interest on such amount in respect of each day from the date such amount was made available by Administrative Agent to Borrower, to the date such amount is recovered by Administrative Agent, at a rate per annum equal to: (i) in the case of such Revolving Credit Lender, for the first two (2) Business Days such amount remains unpaid, the Federal Funds Effective Rate, and thereafter, at the rate of interest then applicable to such Revolving Credit Advance; and (ii) in the case of Borrower, the rate of interest then applicable to such Advance of the Revolving Credit. Until such Revolving Credit Lender has paid Administrative Agent such amount, such Revolving Credit Lender shall have no interest in or rights with respect to such Advance for any purpose whatsoever. The obligation of any Revolving Credit Lender to make any Revolving Credit Advance hereunder shall not be affected by the failure of any other Revolving Credit Lender to make any Advance hereunder, and no Revolving Credit Lender shall have any liability to Borrower, the Parent or any of its Subsidiaries, Administrative Agent, any other Revolving Credit Lender, or any other party for another Revolving Credit Lender’s failure to make any loan or Advance hereunder. 2.5 [Intentionally Omitted]. 2.6 Interest Payments; Default Interest. (a) Interest on the unpaid balance of all Base Rate Advances of the Revolving Credit from time to time outstanding shall accrue from the date of such Advance to the date repaid, at a per annum interest rate equal to the Base Rate, and shall be payable in immediately available funds quarterly in arrears on the last day of each March, June, September and December. Whenever any payment under this Section 2.6(a) shall become due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Interest accruing at the Base Rate shall be computed on the basis of a 365 or 366, as the case may be, day year and assessed for the actual number of days elapsed, and in such computation effect shall be given to any change in the interest rate resulting from a change in the Base Rate on the date of such change in the Base Rate.

84134605.9 MRC Energy Company Credit Agreement 43 (b) Interest on each Eurodollar-based Advance of the Revolving Credit shall accrue at its Eurodollar-based Rate and shall be payable in immediately available funds on the last day of the Eurodollar-Interest Period applicable thereto (and, if any Eurodollar- Interest Period shall exceed three months, then on the last Business Day of the third month of such Eurodollar-Interest Period, and at three month intervals thereafter). Interest accruing at the Eurodollar-based Rate shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed from the first day of the Eurodollar-Interest Period applicable thereto to but not including the last day thereof. (c) [Intentionally Omitted]. (d) Notwithstanding anything to the contrary in the preceding sections, all accrued and unpaid interest on any Advance continued or converted pursuant to Section 2.3 shall be due and payable in full on the date such Revolving Credit Advance is continued, refunded or converted. (e) In the case of any Event of Default under Section 9.1(j), immediately upon the occurrence thereof (and for so long as such Event of Default is continuing), and in the case of any other Event of Default (and for so long as such Event of Default is continuing), immediately upon receipt by Administrative Agent of notice from the Majority Lenders (with a copy to Borrower), interest shall be payable on demand on all Revolving Credit Advances from time to time outstanding at a per annum rate equal to the Applicable Interest Rate in respect of each such Advance plus two percent (2%). 2.7 Optional Prepayments. (a) (i) Borrower may prepay all or part of the outstanding principal of any Base Rate Advance(s) of the Revolving Credit at any time (subject to not less than one (1) Business Day prior notice to Administrative Agent), provided that, after giving effect to any partial prepayment, the aggregate balance of Base Rate Advance(s) of the Revolving Credit remaining outstanding shall be at least $250,000 and (ii) subject to Section 2.10(e), Borrower may prepay all or part of the outstanding principal of any Eurodollar-based Advance of the Revolving Credit at any time (subject to not less than three (3) Business Days’ prior notice to Administrative Agent), provided that, after giving effect to any partial prepayment, the unpaid portion of any Eurodollar-based Advance of the Revolving Credit which is to be continued or converted under Section 2.3 shall be at least $250,000. (b) Each partial prepayment of the outstanding principal of any Base Rate Advance(s) or Eurodollar-based Advance(s) shall be in an amount that would be permitted in the case of a borrowing of a Base Rate Advance or Eurodollar-based Advance, as applicable, pursuant to Section 2.3. (c) Any prepayment of a Base Rate Advance made in accordance with this Section shall be without premium or penalty and any prepayment of any other type of Advance shall be subject to the provisions of Section 11.1, but otherwise without premium or penalty.

84134605.9 MRC Energy Company Credit Agreement 44 (d) Any notice of prepayment pursuant to this Section 2.7 shall be in the form attached hereto as Exhibit G or such other form reasonably acceptable to the Administrative Agent. 2.8 Base Rate Advance in Absence of Election or Upon Default. If, (a) as to any outstanding Eurodollar-based Advance of the Revolving Credit, Administrative Agent has not received payment of all outstanding principal and accrued interest on the last day of the Interest Period applicable thereto, or does not receive a timely Request for Revolving Credit Advance meeting the requirements of Section 2.3 with respect to the continuation, refunding or conversion of such Advance, or (b) if on the last day of the applicable Interest Period a Default or an Event of Default shall have occurred and be continuing, then, on the last day of the applicable Interest Period the principal amount of any Eurodollar-based Advance which has not been prepaid shall, absent a contrary election of the Majority Lenders, be converted automatically to a Base Rate Advance and Administrative Agent shall thereafter promptly notify Borrower of said action. All accrued and unpaid interest on any Advance converted to a Base Rate Advance under this Section 2.8 shall be due and payable in full on the date such Advance is converted. 2.9 Commitment Fees. Except as otherwise provided in Section 10.4(c), from the Effective Date to the Revolving Credit Maturity Date, Borrower shall pay to Administrative Agent for distribution to the Revolving Credit Lenders pro-rata in accordance with their respective Revolving Credit Percentages, a Commitment Fee in arrears on the last day of each March, June, September and December (in respect of the prior three months or any portion thereof) and on the Revolving Credit Maturity Date. The Commitment Fee payable to each Revolving Credit Lender shall be determined by multiplying the Applicable Fee Percentage times such Lender’s Revolving Credit Percentage of the average daily amount of the Unused Revolving Credit Availability. The Commitment Fee shall be computed on the basis of a year of three hundred sixty (360) days and assessed for the actual number of days elapsed. Whenever any payment of the Commitment Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Upon receipt of such payment, Administrative Agent shall make prompt payment to each Revolving Credit Lender of its share of the Commitment Fee based upon its respective Revolving Credit Percentage. It is expressly understood that the Commitment Fee described in this Section is not refundable. 2.10 Mandatory Prepayment of Advances. (a) If, after giving effect to any termination or reduction of the Maximum Facility Amount or the Borrowing Base, as the case may be, pursuant to Section 2.11 the Aggregate Credit Exposure exceeds the Revolving Credit Aggregate Commitment, then Borrower shall immediately (and in any event on the Business Day of such termination or reduction) prepay, subject to any funding indemnification amounts required by Section 11.1, the principal amount of the Advances to the extent necessary to eliminate such excess. (b) If at any time and for any reason a Borrowing Base Deficiency exists, then Borrower shall comply with Section 4.6. (c) Subject to clauses (e) and (f) below, no later than the second Business Day following receipt by (w) any Credit Party of Net Cash Proceeds from the issuance of any

84134605.9 MRC Energy Company Credit Agreement 45 Equity Interests by any Credit Party in an amount in excess of $5,000,000 (other than Equity Interests issued (A) under any stock option or employee incentive plans or (B) to a Credit Party), (x) any Credit Party of Net Cash Proceeds of any Debt issuance in excess of $5,000,000 under Section 8.1(s), (y) any Credit Party of Net Cash Proceeds of any Senior Notes issuance (other than a Permitted Refinancing that extends, refinances, renews, replaces, repurchases, defeases or refunds outstanding Senior Notes) or (z) any Credit Party of Net Cash Proceeds from the Disposition of Borrowing Base Properties pursuant to Section 8.4(k), Borrower shall prepay the Revolving Credit by an amount equal to 100% of such Net Cash Proceeds, but with respect to clauses (w), (x) and (z), only to the extent that the Aggregate Credit Exposure exceeds the Revolving Credit Aggregate Commitment; provided that, for purposes of clause (z) and so long as such Disposition of Borrowing Base Properties did not result in an automatic reduction of the Borrowing Base pursuant to Section 8.4(k), Borrower shall not be required to prepay the Revolving Credit in accordance with clause (z) until the fair market value of all Borrowing Base Properties Disposed of (whether pursuant to a Disposition of Equity Interests of any Restricted Subsidiary owning Borrowing Base Properties or otherwise) since the most recent scheduled redetermination of the Borrowing Base is greater than or equal to $5,000,000 in the aggregate. (d) [Intentionally Omitted]. (e) Subject to Section 10.2, any prepayment required pursuant to this Section 2.10 shall be applied first to outstanding Base Rate Advances under the Revolving Credit and then to Eurodollar-based Advances under the Revolving Credit at the discretion of Borrower. If any amounts remain thereafter, a portion of such prepayment equivalent to the undrawn amount of any outstanding Letters of Credit shall be held by Administrative Agent as cash collateral for the Reimbursement Obligations, with any additional prepayment monies being applied to any Fees, costs or expenses due and outstanding under this Agreement, and with the remainder of such prepayment thereafter being returned to Borrower. (f) To the extent that, on the date any mandatory prepayment of the Revolving Credit Advances under this Section 2.10 or payment pursuant to the terms of any of the Loan Documents is due, the Advances under the Revolving Credit to be prepaid is being carried, in whole or in part, at the Eurodollar-based Rate and no Default or Event of Default has occurred and is continuing, Borrower may, at Borrower’s election, deposit the amount of such mandatory prepayment in a non-interest bearing cash collateral account to be held by Administrative Agent, for and on behalf of the Revolving Credit Lenders, on such terms and conditions as are reasonably acceptable to Administrative Agent and upon such deposit the obligation of Borrower to make such mandatory prepayment shall be deemed satisfied. Subject to the terms and conditions of said cash collateral account, sums on deposit in said cash collateral account shall be applied (until exhausted) to reduce the principal balance of the Revolving Credit on the last day of each Eurodollar-Interest Period attributable to the Eurodollar-based Advances, thereby avoiding breakage costs under Section 11.1; provided, however, that if a Default or Event of Default shall have occurred at any time while sums are on deposit in the cash collateral account, Administrative Agent may, in its sole discretion, elect to apply such sums to reduce the principal balance of such

84134605.9 MRC Energy Company Credit Agreement 46 Eurodollar-based Advances prior to the last day of the applicable Eurodollar-Interest Period, and Borrower will be obligated to pay any resulting breakage costs under Section 11.1. 2.11 Optional Reduction or Termination of Commitments. Borrower may, upon at least three (3) Business Days’ prior written notice to Administrative Agent, at any time terminate, or from time to time permanently reduce, the Maximum Facility Amount or the Borrowing Base in whole or in part, without premium or penalty, provided that: (i) each partial reduction of the Maximum Facility Amount or the Borrowing Base, as applicable, shall be in an aggregate amount equal to at least One Million Dollars ($1,000,000); (ii) Borrower shall prepay in accordance with the terms hereof the amount, if any, by which the Aggregate Credit Exposure exceeds either or both (A) the Maximum Facility Amount and/or (B) the Borrowing Base, in each case after such reduction, together with interest thereon to the date of prepayment; and (iii) no reduction shall reduce the Maximum Facility Amount or the Borrowing Base to an amount which is less than the aggregate undrawn amount of any Letters of Credit outstanding at such time; provided, however that if the termination or reduction of the Maximum Facility Amount or the Borrowing Base requires the prepayment of a Eurodollar-based Advance and such termination or reduction is made on a day other than the last Business Day of the then current Interest Period applicable to such Eurodollar-based Advance, then Borrower shall compensate the Revolving Credit Lenders in accordance with Section 11.1 or, so long as no Default or Event of Default has occurred and is continuing, Borrower may deposit the amount of such prepayment in a non-interest bearing cash collateral account as provided in Section 2.10(f). Any reductions of the Maximum Facility Amount or the Borrowing Base pursuant to this Section 2.11 shall be permanent and irrevocable. Any payments made pursuant to this Section shall be applied first to outstanding Base Rate Advances under the Revolving Credit and then to Eurodollar-based Advances of the Revolving Credit. 2.12 Use of Proceeds of Advances. Advances shall be used for acquisition financing and general corporate purposes, including capital expenditures, development and operational activities, ongoing working capital, and payment of fees and expenses incurred in connection with this Agreement and the other Loan Documents. ARTICLE 3. LETTERS OF CREDIT. 3.1 Letters of Credit. Subject to the terms and conditions of this Agreement, each Issuing Lender may through the Issuing Office, at any time and from time to time from and after the date hereof until thirty (30) days prior to the Revolving Credit Maturity Date, upon the written request of Borrower accompanied by a duly executed Letter of Credit Agreement and such other documentation related to the requested Letter of Credit as such Issuing Lender may reasonably require, issue Letters of Credit in Dollars for the account of Borrower, in an aggregate amount for all Letters of Credit issued hereunder at any one time outstanding not to exceed the Letter of Credit Maximum Amount. Each Letter of Credit shall be in a minimum face amount of Ten Thousand Dollars ($10,000) (or such lesser amount as may be agreed to by such Issuing Lender) and each Letter of Credit (including any renewal thereof) shall expire not later than the first to occur of (i) twelve (12) months after the date of issuance thereof and (ii) ten (10) Business Days prior to the Revolving Credit Maturity Date in effect on the date of issuance thereof; provided, however, in connection with the request for the initial issuance of a Letter of Credit, Borrower may request

84134605.9 MRC Energy Company Credit Agreement 47 that the Letter of Credit will be automatically renewed for similar successive periods of time unless and until Borrower provides a notice no later than 10 days prior to its expiration to the applicable Issuing Lender that the Letter of Credit should not be renewed. Notwithstanding anything to the contrary contained herein, no Letter of Credit shall be renewed for a similar successive period of time if its expiration is later than ten (10) Business Days before the Revolving Credit Maturity Date. The submission of all applications in respect of and the issuance of each Letter of Credit hereunder shall be subject in all respects to such industry rules and governing laws as are acceptable to the applicable Issuing Lender. In the event of any conflict between this Agreement and any Letter of Credit Document other than any Letter of Credit, this Agreement shall control. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Effective Date shall be subject to and governed by the terms and conditions hereof. 3.2 Conditions to Issuance. No Letter of Credit shall be issued (including the renewal or extension of any Letter of Credit previously issued) at the request and for the account of Borrower unless, as of the date of issuance (or renewal or extension) of such Letter of Credit: (a) after giving effect to the Letter of Credit requested, (i) the Letter of Credit Obligations do not exceed the Letter of Credit Maximum Amount; and (ii) the Aggregate Credit Exposure does not exceed the Revolving Credit Aggregate Commitment; (b) the representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true and correct in all material respects and shall be true and correct in all material respects as of date of the issuance of such Letter of Credit (both before and immediately after the issuance of such Letter of Credit), other than any representation or warranty that expressly speaks only as of a different date; (c) there is no Default or Event of Default in existence, and none will exist upon the issuance of such Letter of Credit; (d) Borrower shall have delivered to the applicable Issuing Lender at its Issuing Office, not less than three (3) Business Days prior to the requested date for issuance (or such shorter time as the applicable Issuing Lender, in its sole discretion, may permit), the Letter of Credit Agreement related thereto, together with such other documents and materials as may be reasonably required pursuant to the terms thereof, and the terms of the proposed Letter of Credit shall be reasonably satisfactory to the applicable Issuing Lender; (e) concurrently with the delivery to the applicable Issuing Lender of the Letter of Credit Agreement pursuant to clause (d) above, Borrower shall have delivered to the Administrative Agent notice of the request for such Letter of Credit in the form attached hereto as Exhibit F or in such other form reasonably acceptable to the Administrative Agent, together with a copy of the Letter of Credit Agreement delivered to the applicable Issuing Lender in respect of such Letter of Credit; (f) no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the applicable Issuing Lender from issuing the Letter of Credit requested, or any Revolving Credit Lender from taking its participation interest therein in accordance with the terms of Section 3.6, and no law, rule,

84134605.9 MRC Energy Company Credit Agreement 48 regulation, request or directive (whether or not having the force of law) shall prohibit the applicable Issuing Lender from issuing, or any Revolving Credit Lender from acquiring a participation in, the Letter of Credit requested or letters of credit generally; (g) after the Effective Date, there shall have been (i) no introduction of or change in the interpretation of any law or regulation, (ii) no declaration of a general banking moratorium by banking authorities in the United States, Texas or the respective jurisdictions in which the Revolving Credit Lenders, Borrower and the beneficiary of the requested Letter of Credit are located, and (iii) no establishment of any new restrictions by any central bank or other Governmental Authority on transactions involving letters of credit or on banks generally that, in any case described in this clause (f), would make it unlawful for the applicable Issuing Lender to issue or any Revolving Credit Lender to acquire its participation interest in accordance with the terms of Section 3.6 in the requested Letter of Credit or letters of credit generally; (h) if any Revolving Credit Lender is a Defaulting Lender, the applicable Issuing Lender has entered into arrangements satisfactory to it to eliminate the Fronting Exposure with respect to the participation in the Letter of Credit Obligations by such Defaulting Lender, including creation by such Defaulting Lender of a cash collateral account on terms reasonably satisfactory to Administrative Agent or delivery of other security by such Defaulting Lender to assure payment of such Defaulting Lender’s Revolving Credit Percentage of all outstanding Letter of Credit Obligations; and (i) the applicable Issuing Lender shall have received the issuance fees required in connection with the issuance of such Letter of Credit pursuant to Section 3.4. Each Letter of Credit Agreement submitted to an Issuing Lender pursuant hereto shall constitute the certification by Borrower of the matters set forth in Section 5.2. 3.3 Notice. Each Issuing Lender shall deliver to Administrative Agent, concurrently with or promptly following its issuance of any Letter of Credit, a true and complete copy of each Letter of Credit. Promptly upon its receipt thereof, Administrative Agent shall give notice to each Revolving Credit Lender of the issuance of each Letter of Credit, specifying the amount thereof and the amount of such Revolving Credit Lender’s Revolving Credit Percentage thereof. 3.4 Letter of Credit Fees; Increased Costs. (a) Borrower shall pay letter of credit fees as follows: (i) A per annum letter of credit fee with respect to the undrawn amount of each Letter of Credit issued pursuant hereto (based on the amount of each Letter of Credit) in the amount of the Applicable Fee Percentage (determined with reference to Schedule 1.1 to this Agreement) shall be paid to Administrative Agent for distribution to the Revolving Credit Lenders in accordance with their Revolving Credit Percentages.

84134605.9 MRC Energy Company Credit Agreement 49 (ii) A letter of credit facing fee on the face amount of each Letter of Credit shall be paid to the appropriate Issuing Lender for its own account, in accordance with the terms of the Fee Letter. (b) All payments by Borrower to Administrative Agent for distribution to any Issuing Lender or the Revolving Credit Lenders under this Section 3.4 shall be made in Dollars in immediately available funds at the Issuing Office or such other office of Administrative Agent as may be designated from time to time by written notice to Borrower by Administrative Agent. The fees described in clauses (a)(i) and (ii) above (i) shall be nonrefundable under all circumstances, (ii) in the case of fees due under clause (a)(i) above, shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Maturity Date and (iii) in the case of fees due under clause (a)(ii) above, shall be payable upon the issuance of such Letter of Credit and quarterly in arrears thereafter and on the Revolving Credit Maturity Date. The fees due under clause (a)(i) above shall be determined by multiplying the Applicable Fee Percentage times the undrawn amount of the face amount of each such Letter of Credit on the date of determination, and shall be calculated on the basis of a 360 day year and assessed for the actual number of days from the date of the issuance thereof to the stated expiration thereof. The parties hereto acknowledge that, unless the applicable Issuing Lender otherwise agrees, any material amendment and any extension to a Letter of Credit issued hereunder shall be treated as a new Letter of Credit for the purposes of the letter of credit facing fee. (c) If any Change in Law shall either (i) impose, modify or cause to be deemed applicable any reserve, special deposit, limitation or similar requirement against letters of credit issued or participated in by, or assets held by, or deposits in or for the account of, any Issuing Lender or any Revolving Credit Lender or (ii) impose on any Issuing Lender or any Revolving Credit Lender any other condition regarding this Agreement, the Letters of Credit or any participations in such Letters of Credit, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost or expense to such Issuing Lender or such Revolving Credit Lender of issuing or maintaining or participating in any of the Letters of Credit (which increase in cost or expense shall be determined by such Issuing Lender’s or such Revolving Credit Lender’s reasonable allocation of the aggregate of such cost increases and expenses resulting from such events), then, upon demand by such Issuing Lender or such Revolving Credit Lender, as the case may be, Borrower shall, within thirty (30) days following demand for payment, pay to such Issuing Lender or such Revolving Credit Lender, as the case may be, from time to time as specified by such Issuing Lender or such Revolving Credit Lender, additional amounts which shall be sufficient to compensate such Issuing Lender or such Revolving Credit Lender for such increased cost and expense, provided that if such Issuing Lender or such Revolving Credit Lender could take any reasonable action, without cost or administrative or other burden or restriction to such Lender, to mitigate or eliminate such cost or expense, it agrees to do so within a reasonable time after becoming aware of the foregoing matters. Each demand for payment under this Section 3.4(c) shall be accompanied by a certificate of the applicable Issuing Lender or the applicable Revolving Credit Lender setting forth the amount of such increased cost or expense incurred by such Issuing Lender or such Revolving Credit Lender, as the case may be, as a result of any event mentioned in clause (i) or (ii) above,

84134605.9 MRC Energy Company Credit Agreement 50 and in reasonable detail, the methodology for calculating and the calculation of such amount, which certificate shall be prepared in good faith and shall be conclusive evidence, absent manifest error, as to the amount thereof. (d) Notwithstanding anything to the contrary contained in Section 3.4(c), Borrower shall not be required to reimburse or pay any costs or expenses to any Issuing Lender or any Revolving Credit Lender as required by Section 3.4(c) which have accrued more than 180 days prior to such Lender’s giving notice to Borrower that such Lender has suffered or incurred such costs or expenses. None of the Lenders shall be permitted to pass through to Borrower costs and expenses under Section 3.4(c) which are not also passed through by such Lender to other customers of such Lender similarly situated when such customer is subject to documents containing substantively similar provisions as those contained in this Section. 3.5 Other Fees. In connection with the Letters of Credit, and in addition to the Letter of Credit Fees, Borrower shall pay, for the sole account of the applicable Issuing Lender, standard documentation, administration, payment and cancellation charges assessed by such Issuing Lender or the Issuing Office, at the times, in the amounts and on the terms set forth or to be set forth from time to time in the standard fee schedule of the Issuing Office in effect from time to time. 3.6 Participation Interests in and Drawings and Demands for Payment Under Letters of Credit. (a) Upon issuance by an Issuing Lender of each Letter of Credit hereunder, each Revolving Credit Lender shall automatically acquire a pro rata participation interest in such Letter of Credit and each related Letter of Credit Payment based on its respective Revolving Credit Percentage. (b) If any Issuing Lender shall honor a draft or other demand for payment presented or made under any Letter of Credit, Borrower agrees to pay to such Issuing Lender an amount equal to the amount paid by such Issuing Lender in respect of such draft or other demand under such Letter of Credit and all reasonable expenses paid or incurred by Administrative Agent relative thereto not later than 1:00 p.m. (New York time), in Dollars, on (i) the Business Day that Borrower received notice of such presentment and honor, if such notice is received prior to 11:00 a.m. (New York time) or (ii) the Business Day immediately following the day that Borrower received such notice, if such notice is received after 11:00 a.m. (New York time). (c) If any Issuing Lender shall honor a draft or other demand for payment presented or made under any Letter of Credit, but Borrower does not reimburse such Issuing Lender as required under clause (b) above and the Revolving Credit Aggregate Commitment has not been terminated (whether by maturity, acceleration or otherwise), Borrower shall be deemed to have immediately requested that the Revolving Credit Lenders make a Base Rate Advance of the Revolving Credit (which Advance may be subsequently converted at any time into a Eurodollar-based Advance pursuant to Section 2.3) in the principal amount equal to the amount paid by such Issuing Lender in respect of such draft or other demand under such Letter of Credit and all reasonable

84134605.9 MRC Energy Company Credit Agreement 51 expenses paid or incurred by Administrative Agent relative thereto. Administrative Agent will promptly notify the Revolving Credit Lenders of such deemed request, and each such Lender shall make available to Administrative Agent an amount equal to its pro rata share (based on its Revolving Credit Percentage) of the amount of such Advance. (d) If any Issuing Lender shall honor a draft or other demand for payment presented or made under any Letter of Credit, but Borrower does not reimburse such Issuing Lender as required under clause (b) above, and (i) the Revolving Credit Aggregate Commitment has been terminated (whether by maturity, acceleration or otherwise), or (ii) any reimbursement received by such Issuing Lender from Borrower is or must be returned or rescinded upon or during any bankruptcy or reorganization of any Credit Party or otherwise, then Administrative Agent shall notify each Revolving Credit Lender, and each Revolving Credit Lender will be obligated to pay Administrative Agent for the account of such Issuing Lender its pro rata share (based on its Revolving Credit Percentage) of the amount paid by such Issuing Lender in respect of such draft or other demand under such Letter of Credit and all reasonable expenses paid or incurred by Administrative Agent relative thereto (but no such payment shall diminish the obligations of Borrower hereunder). To the extent that a Revolving Credit Lender fails to make such amount available to Administrative Agent by 11:00 a.m. (New York time) on the Business Day next succeeding the date such notice is given, such Revolving Credit Lender shall pay interest on such amount in respect of each day from the date such amount was required to be paid, to the date paid to Administrative Agent, at a rate per annum equal to the Federal Funds Effective Rate. The failure of any Revolving Credit Lender to make its pro rata portion of any such amount available under to Administrative Agent shall not relieve any other Revolving Credit Lender of its obligation to make available its pro rata portion of such amount, but no Revolving Credit Lender shall be responsible for failure of any other Revolving Credit Lender to make such pro rata portion available to Administrative Agent. (e) In the case of any Advance made under this Section 3.6, each such Advance shall be disbursed notwithstanding any failure to satisfy any conditions for disbursement of any Advance set forth in Article 2 or Article 5, and, to the extent of the Advance so disbursed, the Reimbursement Obligation of Borrower to Administrative Agent under this Section 3.6 shall be deemed satisfied (unless, in each case, taking into account any such deemed Advances, the Aggregate Credit Exposure exceeds the then applicable Revolving Credit Aggregate Commitment). (f) If any Issuing Lender shall honor a draft or other demand for payment presented or made under any Letter of Credit, Such Issuing Lender shall provide notice thereof to Borrower on the date such draft or demand is honored, and to each Revolving Credit Lender on such date unless Borrower shall have satisfied its reimbursement obligations by payment to Administrative Agent (for the benefit of Such Issuing Lender) as required under this Section 3.6. Each Issuing Lender shall further use reasonable efforts to provide notice to Borrower prior to honoring any such draft or other demand for payment, but such notice, or the failure to provide such notice, shall not affect the rights or obligations of such Issuing Lender with respect to any Letter of Credit or the rights and obligations of the parties hereto, including without limitation the obligations of Borrower under this Section 3.6.

84134605.9 MRC Energy Company Credit Agreement 52 (g) Nothing in this Agreement shall be construed to require or authorize any Revolving Credit Lender to issue any Letter of Credit, it being recognized that the Issuing Lenders shall be the sole issuer of Letters of Credit under this Agreement. (h) In the event that any Revolving Credit Lender becomes a Defaulting Lender, and the reallocation of Fronting Exposure pursuant to Section 10.4 cannot be achieved, each Issuing Lender may, at its option, require that Borrower enter into arrangements satisfactory to such Issuing Lender to eliminate the Fronting Exposure with respect to the participation in the Letter of Credit Obligations by such Defaulting Lender, including creation of a cash collateral account on terms reasonably satisfactory to Administrative Agent or delivery of other security to assure payment of such Defaulting Lender’s Revolving Credit Percentage of all outstanding Letter of Credit Obligations. 3.7 Obligations Irrevocable and Absolute. The obligations of Borrower to make payments to Administrative Agent for the account of each Issuing Lender or the Revolving Credit Lenders with respect to Letter of Credit Obligations under Section 3.6, shall be unconditional, irrevocable and absolute and not subject to any qualification or exception whatsoever, including, without limitation: (a) Any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement, any other documentation relating to any Letter of Credit, this Agreement or any of the other Loan Documents (the “Letter of Credit Documents”); (b) Any amendment, modification, waiver, consent, or any substitution, exchange or release of or failure to perfect any interest in collateral or security, with respect to or under any Letter of Credit Document; (c) The existence of any claim, setoff, defense or other right which Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), Administrative Agent, the Issuing Lenders or any Revolving Credit Lender or any other Person, whether in connection with this Agreement, any of the Letter of Credit Documents, the transactions contemplated herein or therein or any unrelated transactions; (d) Any draft or other statement or document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (e) Payment by the Issuing Lenders to the beneficiary under any Letter of Credit against presentation of documents which do not comply with the terms of such Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; (f) Any failure, omission, delay or lack on the part of Administrative Agent, any Issuing Lender or any Revolving Credit Lender or any party to any of the Letter of Credit Documents or any other Loan Document to enforce, assert or exercise any right, power or remedy conferred upon Administrative Agent, any Issuing Lender, any Revolving Credit Lender or any such party under this Agreement, any of the other Loan Documents

84134605.9 MRC Energy Company Credit Agreement 53 or any of the Letter of Credit Documents, or any other acts or omissions on the part of Administrative Agent, any Issuing Lender, any Revolving Credit Lender or any such party; or (g) Any other event or circumstance that would, in the absence of this Section 3.7, result in the release or discharge by operation of law or otherwise of Borrower from the performance or observance of any obligation, covenant or agreement contained in Section 3.6 (other than the defense of payment or performance). No setoff, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which Borrower has or may have against the beneficiary of any Letter of Credit shall be available hereunder to Borrower against Administrative Agent, any Issuing Lender or any Revolving Credit Lender. With respect to any Letter of Credit, nothing contained in this Section 3.7 shall be deemed to prevent Borrower, after satisfaction in full of the absolute and unconditional obligations of Borrower hereunder with respect to such Letter of Credit, from asserting in a separate action any claim, defense, set off or other right which it may have against Administrative Agent, any Issuing Lender or any Revolving Credit Lender in connection with such Letter of Credit. 3.8 Risk Under Letters of Credit. (a) In the administration and handling of Letters of Credit and any security therefor, or any documents or instruments given in connection therewith, each Issuing Lender shall have the sole right to take or refrain from taking any and all actions under or upon the Letters of Credit. (b) Subject to other terms and conditions of this Agreement, each Issuing Lender shall issue the Letters of Credit and shall hold the documents related thereto in its own name and shall make all collections thereunder and otherwise administer the Letters of Credit in accordance with such Issuing Lender’s regularly established practices and procedures and will have no further obligation with respect thereto. In the administration of Letters of Credit, no Issuing Lender shall be liable for any action taken or omitted on the advice of counsel, accountants, appraisers or other experts selected by such Issuing Lender with due care and such Issuing Lender may rely upon any notice, communication, certificate or other statement from Borrower, beneficiaries of Letters of Credit, or any other Person which such Issuing Lender believes to be authentic. Each Issuing Lender will, upon request, furnish the Revolving Credit Lenders with copies of Letter of Credit Documents related thereto. (c) In connection with the issuance and administration of Letters of Credit and the assignments hereunder, the Issuing Lenders make no representation and shall have no responsibility with respect to (i) the obligations of Borrower or the validity, sufficiency or enforceability of any document or instrument given in connection therewith, or the taking of any action with respect to same, (ii) the financial condition of, any representations made by, or any act or omission of Borrower or any other Person, or (iii) any failure or delay in exercising any rights or powers possessed by the Issuing Lenders in their capacity as issuers of Letters of Credit in the absence of its gross negligence or willful misconduct. Each of

84134605.9 MRC Energy Company Credit Agreement 54 the Revolving Credit Lenders expressly acknowledges that it has made and will continue to make its own evaluations of Borrower’s creditworthiness without reliance on any representation of any Issuing Lender or such Issuing Lender’s officers, agents and employees. (d) If at any time any Issuing Lender shall recover any part of any unreimbursed amount for any draw or other demand for payment under a Letter of Credit, or any interest thereon, Administrative Agent or such Issuing Lender, as the case may be, shall receive same for the pro rata benefit of the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages and shall promptly deliver to each Revolving Credit Lender its share thereof, less such Revolving Credit Lender’s pro rata share of the costs of such recovery, including court costs and attorney’s fees. If at any time any Revolving Credit Lender shall receive from any source whatsoever any payment on any such unreimbursed amount or interest thereon in excess of such Revolving Credit Lender’s Revolving Credit Percentage of such payment, such Revolving Credit Lender will promptly pay over such excess to Administrative Agent, for redistribution in accordance with this Agreement. 3.9 Indemnification. Borrower hereby indemnifies and agrees to hold harmless the Revolving Credit Lenders, each Issuing Lender and Administrative Agent and their respective Affiliates, and the respective officers, directors, employees and agents of such Persons (each an “L/C Indemnified Person”), from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever which the Revolving Credit Lenders, the Issuing Lenders or Administrative Agent or any such Person may incur or which may be claimed against any of them by reason of or in connection with any Letter of Credit (collectively, the “L/C Indemnified Amounts”), and none of the L/C Indemnified Persons shall be liable or responsible for: (a) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary in connection therewith; (b) the validity, sufficiency or genuineness of documents or of any endorsement thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by any Issuing Lender to the beneficiary under any Letter of Credit against presentation of documents which do not strictly comply with the terms of any Letter of Credit (unless such payment resulted from the gross negligence or willful misconduct of such Issuing Lender), including failure of any documents to bear any reference or adequate reference to such Letter of Credit; (d) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit (except for errors and omissions resulting from gross negligence or willful misconduct of the applicable Issuing Lender); or

84134605.9 MRC Energy Company Credit Agreement 55 (e) any other event or circumstance whatsoever arising in connection with any Letter of Credit. It is understood that in making any payment under a Letter of Credit, each Issuing Lender will rely on documents presented to it under such Letter of Credit as to any and all matters set forth therein without further investigation and regardless of any notice or information to the contrary. With respect to subparagraphs (a) through (e) hereof, (i) Borrower shall not be required to indemnify any L/C Indemnified Person for any L/C Indemnified Amounts to the extent such amounts result from (x) the gross negligence or willful misconduct of such L/C Indemnified Person or any officer, director, employee or agent of such L/C Indemnified Person or (y) matters arising solely by reason of claims between or among L/C Indemnified Persons and not relating to any action of such L/C Indemnified Person in its capacity as Administrative Agent or Issuing Lender, as applicable, and (ii) each of Administrative Agent, Lenders and the Issuing Lenders shall be liable to Borrower to the extent, but only to the extent, of any direct, as opposed to consequential or incidental, damages suffered by Borrower which were caused by the gross negligence or willful misconduct of such Person (including in the case of any Issuing Lender, any wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary thereunder of a draft or other demand for payment and other documentation strictly complying with the terms and conditions of such Letter of Credit). 3.10 Right of Reimbursement. Each Revolving Credit Lender agrees to reimburse each Issuing Lender on demand, pro rata in accordance with its respective Revolving Credit Percentage, for (i) the reasonable out-of-pocket costs and expenses of such Issuing Lender to be reimbursed by Borrower pursuant to any Letter of Credit Agreement or any Letter of Credit, to the extent not reimbursed by Borrower or any other Credit Party and (ii) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, fees, reasonable out-of-pocket expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Issuing Lender in any way relating to or arising out of this Agreement (including Section 3.6(c)), any Letter of Credit, any documentation or any transaction relating thereto, or any Letter of Credit Agreement, to the extent not reimbursed by Borrower, except to the extent that such liabilities, losses, costs or expenses were incurred by such Issuing Lender as a result of such Issuing Lender’s gross negligence or willful misconduct or by such Issuing Lender’s wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary thereunder of a draft or other demand for payment and other documentation strictly complying with the terms and conditions of such Letter of Credit. ARTICLE 4. BORROWING BASE. 4.1 Borrowing Base. The term “Borrowing Base” means, as of the date of determination thereof, the designated loan value as calculated by Lenders in their sole discretion assigned to the discounted present value of future net income accruing to the Borrowing Base Properties, based upon Lenders’ in-house evaluation of Borrowing Base Properties. The Lenders’ determination of the Borrowing Base will be made in accordance with then-current practices, economic and pricing parameters, methodology, assumptions, and customary procedures and standards established by each Lender from time to time for its petroleum industry customers including without limitation (a) an analysis of such reserves and production data with respect to

84134605.9 MRC Energy Company Credit Agreement 56 the Hydrocarbon Interests of the Credit Parties in all of their Oil and Gas Properties, including the Mortgaged Properties, as is provided to Lenders in accordance herewith, (b) an analysis of the assets, liabilities, cash flow, business, properties, prospects, management and ownership of each Credit Party, and (c) such other credit factors as each Lender customarily considers in evaluating similar oil and gas credits. Borrower acknowledges that the determination of the Borrowing Base contains an equity cushion (collateral value in excess of loan amount) which Borrower acknowledges to be essential for the adequate protection of Lenders. As of the Effective Date, the Borrowing Base shall be $1,350,000,000. 4.2 Periodic Determinations of Borrowing Base. After the Effective Date, the Borrowing Base shall be redetermined by Lenders as of May 1 and November 1 of each year (each a “Determination Date”) until maturity, commencing May 1, 2022. The Borrowing Base, as redetermined, shall remain in effect until the next Determination Date, provided the Borrowing Base may be redetermined between Determination Dates in accordance with Section 4.4. 4.3 Engineering Data to be Provided Prior to Scheduled Determination Dates. On or before March 1 of each year for the Determination Date of May 1, Borrower shall deliver to Administrative Agent a Reserve Report and the other data specified in Section 7.15. Lenders shall then determine the Borrowing Base for the six (6) month period commencing May 1, which determination shall be made in accordance with the standards specified in Section 4.1 and the procedures set forth in Section 4.5. On or before September 1 of each year for the Determination Date of November 1, Borrower shall deliver to Administrative Agent a Reserve Report and the other data specified in Section 7.15. Lenders shall then determine the Borrowing Base for the six (6) month period commencing November 1, which determination shall be made in accordance with the standards specified in Section 4.1 and the procedures set forth in Section 4.5. 4.4 Special Determinations of Borrowing Base. Special determinations of the Borrowing Base after the Effective Date, may be requested by the Administrative Agent once and by Borrower once, in each case, between scheduled Determination Dates. If any special determination is requested by Administrative Agent or Borrower, Borrower will provide Administrative Agent with engineering data for the oil and gas reserves included in the most recent Reserve Report furnished Administrative Agent and the other data specified in Section 7.15 and within the time period specified therein. The determination whether to increase or decrease the Borrowing Base shall then be made by Lenders in their sole discretion in accordance with the standards set forth in Section 4.1 and the procedures set forth in Section 4.5. 4.5 General Procedures With Respect to Determination of Borrowing Base. Administrative Agent shall propose a redetermined Borrowing Base within thirty (30) days following receipt by Administrative Agent and Lenders of a Reserve Report and other applicable information. After having received notice of such proposal from Administrative Agent, the Supermajority Lenders (or all Lenders in the event of a proposed increase in the Borrowing Base) shall have fifteen (15) days to agree or disagree with such proposal. If, at the end of such fifteen (15) day period, the Supermajority Lenders (or all Lenders, in the event of a proposed increase of the Borrowing Base) shall not have communicated their approval or disapproval, such silence shall be deemed an approval, and Administrative Agent’s proposal shall be the new Borrowing Base. If, however, the Supermajority Lenders (or any Lender, in the event of a proposed increase of the Borrowing Base) notify Administrative Agent within such fifteen (15) days of their disapproval,

84134605.9 MRC Energy Company Credit Agreement 57 the Supermajority Lenders (or all Lenders, in the event of a proposed increase of the Borrowing Base) shall, within a reasonable period of time, agree on a new Borrowing Base. Lenders may exclude any oil and gas reserves or portion of production therefrom or any income from any other property from the Borrowing Base at any time because title information is not reasonably satisfactory. After a redetermined Borrowing Base is approved or deemed approved by all of the Lenders or the Supermajority Lenders, as applicable, Administrative Agent shall promptly provide Borrower with written notice of the redetermined Borrowing Base, and the redetermined Borrowing Base shall become effective on the date of Borrower’s receipt of such notice. Administrative Agent shall provide prompt written notice to Borrower of each Lender that disapproves a redetermined Borrowing Base proposed by Administrative Agent. 4.6 Borrowing Base Deficiency. If a Borrowing Base Deficiency shall exist because of a periodic or special redetermination of the Borrowing Base pursuant to Section 4.2 or Section 4.4, then Administrative Agent shall notify Borrower of the same, and Borrower shall within thirty (30) days following receipt of such notice elect in writing whether to (i) prepay an amount which will eliminate the Borrowing Base Deficiency, or (ii) execute and deliver to Administrative Agent instruments mortgaging such other collateral as is reasonably acceptable to the Majority Lenders, pursuant to security documents in form reasonably acceptable to Administrative Agent having present values which, in the opinion of Majority Lenders, based upon Majority Lenders’ evaluation of the engineering data provided them, taken in the aggregate are sufficient to increase the Borrowing Base to an amount at least equal to the Aggregate Credit Exposure, or (iii) do any combination of the foregoing. If Borrower elects to prepay such deficiency under clause (i) above, then such prepayment shall be made in six (6) equal consecutive monthly installments beginning on the Deficiency Payment Commencement Date and continuing on the same day of each month thereafter until paid. If Borrower so elects to mortgage additional Oil and Gas Properties, then clause (ii) above shall be accomplished within thirty (30) days from Administrative Agent’s date of notification. If Borrower fails to make an election among clauses (i) through (iii) above within thirty (30) days from Administrative Agent’s notification, then (x) Borrower shall be deemed to have selected the payment option specified in clause (i) above, and (y) Borrower shall make such payment in six (6) equal consecutive monthly installments beginning on the Deficiency Payment Commencement Date and continuing on the same day of each month thereafter until paid. “Deficiency Payment Commencement Date” means (a) a day not later than the thirtieth (30th) day from the date of Administrative Agent’s notification of the Borrowing Base Deficiency, in the case where Borrower elects the payment option for clause (i) above or fails to make an election, or (b) a day which is within ten (10) days after receipt of notice from Administrative Agent that such property submitted pursuant to clause (ii) above are not acceptable or do not have sufficient present value to eliminate the Borrowing Base Deficiency, as applicable. If Borrower makes an election to mortgage additional Oil and Gas Properties but such Oil and Gas Properties are not reasonably acceptable to the Majority Lenders or do not have present values which in the aggregate are sufficient to eliminate the Borrowing Base Deficiency, then (x) Borrower shall be deemed to have selected the payment option specified in clause (i) above, and (y) Borrower shall make such payment in six (6) equal consecutive monthly installments beginning on the Deficiency Payment Commencement Date and continuing on the same day of each month thereafter until paid.

84134605.9 MRC Energy Company Credit Agreement 58 ARTICLE 5. CONDITIONS. The obligations of Lenders to make Advances pursuant to this Agreement and the obligation of the Issuing Lenders to issue Letters of Credit, and the continuation of the advances and letters of credit under the Existing Credit Agreement as Advances and Letters of Credit under this Agreement as contemplated by Section 13.21, shall not become effective until the date on which the following conditions have been satisfied (or waived in accordance with Section 13.9): 5.1 Conditions of Initial Advances. The obligations of Lenders to make initial Advances pursuant to this Agreement and the obligation of the Issuing Lenders to issue initial Letters of Credit, in each case, on the Effective Date only, are subject to the following conditions: (a) Notes, this Agreement and the other Loan Documents. (i) Borrower shall have executed and delivered to Administrative Agent this Agreement and the Notes (for the account of each Lender requesting Notes); and each Credit Party shall have executed and delivered the other Loan Documents to which such Credit Party is required to be a party (including all schedules and other documents to be delivered pursuant hereto); and this Agreement, the Notes (if any) and the other Loan Documents shall be in full force and effect. (b) Corporate Authority. Administrative Agent shall have received from each Credit Party and the Parent, a certificate of its Secretary dated as of the Effective Date as to: (i) corporate resolutions (or the equivalent) of the Parent and each Credit Party authorizing the transactions contemplated by this Agreement and the other Loan Documents, in each case to which the Parent or such Credit Party is party, and authorizing the execution and delivery of this Agreement and the other Loan Documents, and in the case of Borrower, authorizing the execution and delivery of any Request for Revolving Credit Advances and the issuance of Letters of Credit hereunder, (ii) the incumbency and signature of the officers or other authorized persons of the Parent and such Credit Party executing any Loan Document and in the case of Borrower, the officers who are authorized to execute any Request for Revolving Credit Advance, or requests for the issuance of Letters of Credit, (iii) a certificate of good standing or continued existence (or the equivalent thereof) from the state of its incorporation or formation, and from every state or other jurisdiction where the Parent and such Credit Party are qualified to do business, which jurisdictions are listed on Schedule 5.1(b)(iii) attached hereto, and (iv) copies of the Parent’s and such Credit Party’s Organizational Documents as in effect on the Effective Date.

84134605.9 MRC Energy Company Credit Agreement 59 (c) Collateral Documents, Guaranties and other Loan Documents. Administrative Agent shall have received the following documents, each in form and substance reasonably satisfactory to Administrative Agent and fully executed by each party thereto: (i) The Guaranty fully executed by each party thereto and dated as of the Effective Date. (ii) The Pledge Agreement fully executed by each party thereto covering the Equity Interests of each Restricted Subsidiary and the other Collateral described therein, and dated as of the Effective Date. (iii) Mortgages duly executed by each party thereto with respect to the Oil and Gas Properties of the Credit Parties, or the portion thereof, as required by Section 7.17 and amendments and/or assignments to each of the Existing Mortgages as reasonably requested by Administrative Agent. (iv) Copies of Uniform Commercial Code requests for information, or a similar search report certified by a party reasonably acceptable to Administrative Agent, dated a date reasonably prior to the Effective Date, listing all effective financing statements in the jurisdictions required by Administrative Agent which name any Credit Party (under their present names or under any previous names used within five (5) years prior to the date hereof) as debtors, together with (x) copies of such financing statements, and (y) authorized Uniform Commercial Code (Form UCC-3) Termination Statements, if any, necessary to release all Liens and other rights of any Person in any Collateral described in the Collateral Documents previously granted by any Person (other than Liens permitted by Section 8.2). (v) Any documents (including, without limitation, financing statements, amendments to financing statements and assignments of financing statements, stock powers executed in blank and any endorsements) requested by Administrative Agent and reasonably required to be provided in connection with the Collateral Documents to create, in favor of Administrative Agent (for and on behalf of Lenders), a first priority (subject to Liens permitted by Section 8.2) perfected security interest in the Collateral thereunder shall have been filed, registered or recorded, or shall have been delivered to Administrative Agent in proper form for filing, registration or recordation. (d) Insurance. Administrative Agent shall have received evidence reasonably satisfactory to it that the Credit Parties have obtained the insurance policies required by Section 7.5 and that such insurance policies are in full force and effect. (e) No Default. On the Effective Date, no Default or Event of Default shall exist. (f) Opinions of Counsel. The Parent and the Credit Parties shall furnish Administrative Agent prior to the initial Advance under this Agreement, opinions of

84134605.9 MRC Energy Company Credit Agreement 60 counsel to the Parent and the Credit Parties (including local counsel opinions), to the extent reasonably deemed necessary by Administrative Agent, in each case dated the Effective Date and covering such matters as reasonably required by and otherwise reasonably satisfactory in form and substance to Administrative Agent. (g) Payment of Fees. Borrower shall have paid to RBC and its Affiliates any fees due under the terms of the Fee Letter, along with any other reasonable and documented out-of-pocket fees, costs or expenses due and outstanding to Administrative Agent as of the Effective Date (including reasonable and documented fees, disbursements and other charges of counsel to Administrative Agent). (h) Financial Statements. Borrower shall have delivered to Lenders and Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent: (a) audited financial statements of Parent and its consolidated Subsidiaries for the Fiscal Year ending December 31, 2020, and presented in accordance with GAAP, and the quarterly financial statements of Parent and its consolidated Subsidiaries for the Fiscal Quarter ended September 30, 2021 and (b) cash flow projections of Borrower through December 31, 2022, in form reasonably acceptable to Administrative Agent. (i) Due Diligence. Administrative Agent and Lenders shall have received, in each case in form and substance reasonably satisfactory to Administrative Agent, engineering reports and other reserve information covering the Oil and Gas Properties of the Credit Parties, including, without limitation, a Reserve Report dated as of July 1, 2021. (j) Closing Certificate. Administrative Agent shall have received a certificate (which may be combined with the certificate required under Section 5.1(b)) of a Responsible Officer of Borrower dated the Effective Date, stating that to the best of his or her respective knowledge, (a) the representations and warranties made by the Parent and the Credit Parties in this Agreement or any of the other Loan Documents, as applicable, are true and correct in all material respects (except to the extent such representation and warranty is already qualified by materiality or by a “Material Adverse Effect” clause, in which case such representation and warranty shall be true and correct in all respects); (b) no Default or Event of Default shall have occurred and be continuing; and (c) since December 31, 2020, nothing has occurred which has had, or would reasonably be expected to have, a Material Adverse Effect. (k) Title Due Diligence. Administrative Agent shall have received title opinions and other title information and data reasonably acceptable to Administrative Agent covering not less than 85% of the value of the Mortgaged Properties included in the Borrowing Base, reflecting title to the Hydrocarbon Interests of the Credit Parties in such Mortgaged Properties which is reasonably acceptable to Administrative Agent. (l) Customer Identification Forms. Administrative Agent shall have received completed customer identification forms (forms to be provided by Administrative Agent to Borrower) from Parent, Borrower and each Guarantor.

84134605.9 MRC Energy Company Credit Agreement 61 (m) Beneficial Ownership Certification. To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, Administrative Agent shall have received a Beneficial Ownership Certification in relation to the Borrower. 5.2 Conditions to Each Advance and Letter of Credit. The obligations of each Lender to make each Advance (including the initial Advance) under this Agreement and the obligation of the Issuing Lenders to issue or renew any Letter of Credit shall, in each case, be subject to the following conditions: (a) No Default or Event of Default shall exist as of the date of the Advance or the request for the issuance or renewal of the Letter of Credit, as the case may be; (b) Each of the representations and warranties contained in this Agreement and in each of the other Loan Documents shall be true and correct in all material respects (except to the extent such representation and warranty is already qualified by materiality or by a “Material Adverse Effect” clause, in which case such representation and warranty shall be true and correct in all respects) as of the date of the Advance or Letter of Credit (as the case may be) as if made on and as of such date (other than any representation or warranty that expressly speaks only as of a different date); (c) After giving effect to such Advance or Letter of Credit, the Aggregate Credit Exposure will not exceed the Revolving Credit Aggregate Commitment; and (d) Solely with respect to any Revolving Credit Advance pursuant to Section 2.1 (but not, for avoidance of doubt any continuation or conversion of Revolving Credit Advances), immediately after giving effect to such Advance and giving effect to any other transactions occurring prior to, or substantially simultaneously with, such Advance, the Consolidated Cash Balance shall not exceed the Consolidated Cash Balance Threshold. Each borrowing of an Advance by, and issuance of a Letter of Credit on behalf of, Borrower hereunder shall constitute a representation and warranty by Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied. ARTICLE 6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Administrative Agent, Lenders and the Issuing Lenders as follows: 6.1 Corporate Authority. Each Credit Party and the Parent (a) is a limited liability company, partnership or corporation duly organized, legally existing and in good standing under the laws of the state or jurisdiction of its incorporation, formation or organization, as applicable, (b) is duly qualified and authorized to do business as a foreign limited liability company, partnership or corporation (or other business entity) in each jurisdiction where the character of its assets or the nature of its activities makes such qualification and authorization necessary except where failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect, (c) has all requisite partnership, limited liability company or corporate power, as applicable, and has all material governmental consents, approvals, licenses and authorizations necessary in all material respects to carry on its business and own its material assets

84134605.9 MRC Energy Company Credit Agreement 62 as now being or as proposed to be conducted and (d) has all requisite partnership, limited liability company or corporate power, as applicable, and authority to own all its material property (whether real, personal, tangible or intangible or of any kind whatsoever). 6.2 Due Authorization. (a) Each Credit Party and the Parent has all necessary partnership, limited liability company or corporate power, as applicable, to execute, deliver and perform its obligations under the Loan Documents to which it is a party, (b) The execution, delivery and performance by the Parent and each Credit Party of the Loan Documents, to which it is a party, (i) have been duly authorized by all necessary organizational action, and (ii) are not in contravention in any material respect of any law applicable to the Parent or such Credit Party or the terms of the Parent’s or such Credit Party’s Organizational Documents. 6.3 Good Title; Leases; Assets; No Liens. On the Effective Date (except as disclosed in Schedule 6.3) and thereafter except as disclosed to Administrative Agent: (a) Each Credit Party, to the extent applicable, has good and defensible title to the material Hydrocarbon Interests and Oil and Gas Properties evaluated in the Reserve Report most recently provided to Administrative Agent, in each case free and clear of all Liens except the Liens permitted by Section 8.2; (b) Each Credit Party has good title to, or valid leasehold interests in, all of its (i) real property that is not real property referenced in clause(a) preceding and that is material to the business of the Credit Parties taken as a whole and (ii) personal property that is material to the business of the Credit Parties taken as a whole, in each case of (i) and (ii) preceding, except for Liens permitted by Section 8.2; (c) (i) On the Effective Date, no material condemnation, eminent domain or expropriation action has been commenced or threatened against any owned or leased real property; and (ii) after the Effective Date, no material condemnation, eminent domain or expropriation action has been commenced or threatened against any such owned or leased real property that could reasonably be expected to have a Material Adverse Effect; and (d) There are no Liens on, and no financing statements on file, with respect to any of the assets owned by the Credit Parties, except for the Liens permitted by Section 8.2 of this Agreement. 6.4 Taxes. Parent, Borrower and each Restricted Subsidiary has timely filed or caused to be filed all Federal, State and other tax returns that are required to be filed and has paid or caused to be paid all federal, state and other taxes, assessments and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except, in each case, (a) those which are being contested in good faith by appropriate proceedings and for which Parent, Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

84134605.9 MRC Energy Company Credit Agreement 63 6.5 No Defaults. To the Borrower’s knowledge, neither Borrower nor any Restricted Subsidiary is in default, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, would constitute a default under any material agreement, instrument or undertaking to which it is a party or by which any of them or any of their property is bound, in each case which would reasonably be expected to cause a Material Adverse Effect. 6.6 Enforceability. This Agreement and each of the other Loan Documents to which the Parent or any Credit Party is a party, have each been duly executed and delivered by its duly authorized officers and constitute the valid and binding obligations of the Parent and such Credit Party, enforceable against the Parent or such Credit Party (as applicable) in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditor’s rights, generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in law or equity). 6.7 Compliance with Laws. (a) Each of the Credit Parties and the Parent is in compliance with (i) all Requirements of Law, and (ii) its Organizational Documents, except, in each case of clause (i) and (ii) preceding, to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; (b) On the Effective Date, no Credit Party is liable for any material refunds or interest thereon as a result of any order from the Federal Energy Regulatory Commission or any Governmental Authority with respect to any pipeline system; (c) Except for such acts or failures to act as would not reasonably be expected to have a Material Adverse Effect, the Oil and Gas Properties (and properties unitized therewith) of the Credit Parties have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Oil and Gas Properties and other contracts and agreements forming a part of the Oil and Gas Properties; and (d) No Credit Party or the Parent, nor, any Related Party, (i) is currently the subject of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. Borrower has not directly or indirectly used the proceeds of any Advance or loaned, contributed or otherwise made available such proceeds to any Subsidiary, Affiliate or other Person, to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Lender, the Administrative Agent or any Issuing Lender) of Sanctions.

84134605.9 MRC Energy Company Credit Agreement 64 6.8 Non-contravention. (a) The execution, delivery and performance of this Agreement and the other Loan Documents by the Parent and each Credit Party (as applicable) will not violate in any material respect any Requirement of Law. (b) The execution, delivery and performance of this Agreement and the other Loan Documents (including each Request for Revolving Credit Advance) to which the Parent and each Credit Party is a party are not in contravention of the terms of any material Contractual Obligation, indenture, agreement or other instrument evidencing Material Debt or any other undertaking to which the Parent or such Credit Party is a party or by which it or its properties are bound where, in the case of any of the foregoing, such violation could reasonably be expected to have a Material Adverse Effect. 6.9 Litigation. Except as disclosed on Schedule 6.9 or to Administrative Agent hereafter in writing, there are no suits, actions or proceedings by or before any arbitrator or Governmental Authority, including, without limitation, any bankruptcy proceeding, or governmental investigations, pending against or, to the knowledge of Borrower, threatened against or affecting the Parent or any Credit Party (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect (taking into account insurance or other recoveries) or (ii) that involve this Agreement or any other Loan Documents or any of the transactions contemplated hereby or thereby. 6.10 Consents, Approvals and Filings, etc. (a) No material authorizations, permits, consents, approvals, licenses, qualifications or formal exemptions from, nor any material filing, declaration or registration with, any court, Governmental Authority or any Person are necessary for the execution, delivery and performance: (i) by the Parent or any Credit Party of this Agreement and any of the other Loan Documents to which the Parent or such Credit Party is a party or (ii) by the Credit Parties of the grant of Liens granted, conveyed or otherwise established (or to be granted, conveyed or otherwise established) by or under this Agreement or the other Loan Documents, as applicable, except for the recording and filing of the Collateral Documents as required by this Agreement. (b) No authorizations, permits, consents, approvals, licenses, qualifications or formal exemptions from, nor any filing, declaration or registration with, any court, Governmental Authority or any Person are necessary for the operation of any Credit Party’s business, except in each case (i) such matters which have been previously obtained, and (ii) those the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect. 6.11 No Investment Company or Margin Stock. No Credit Party is, nor is the Parent, engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States) or extending credit for the purpose

84134605.9 MRC Energy Company Credit Agreement 65 of purchasing or carrying margin stock. None of the proceeds of any of the Advances will be used by any Credit Party to purchase or carry margin stock. No Credit Party or the Parent is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. 6.12 ERISA. No Credit Party or Parent maintains or contributes to any Pension Plan subject to Title IV of ERISA, except as set forth on Schedule 6.12 hereto or otherwise disclosed to Administrative Agent in writing. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) There is no accumulated funding deficiency within the meaning of Section 412 of the Internal Revenue Code or Section 302 of ERISA, or any outstanding liability with respect to any Pension Plans owed to the PBGC other than future premiums due and owing pursuant to Section 4007 of ERISA, and no “reportable event” as defined in Section 4043(c) of ERISA has occurred with respect to any Pension Plan, other than an event for which the notice requirement has been waived by the PBGC; (b) Each Pension Plan is being maintained and funded in accordance with its terms and is in compliance with the requirements of the Internal Revenue Code and ERISA; (c) None of the Credit Parties or Parent has engaged in a prohibited transaction with respect to any Pension Plan, other than a prohibited transaction for which an exemption is available and has been obtained, which could subject such Credit Parties or the Parent to a material tax or penalty imposed by Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA; and (d) No Credit Party or Parent has had a complete or partial withdrawal from any Multiemployer Plan. 6.13 Conditions Affecting Business or Properties. Neither the respective businesses nor the properties of any Credit Party is affected by any fire, explosion, accident, strike, lockout or other dispute, drought, storm, hail, earthquake, embargo, act of God, or other casualty that could reasonably be expected to have a Material Adverse Effect. 6.14 Environmental and Safety Matters. Except (i) as set forth in Schedule 6.14 or as otherwise disclosed to the Lenders in writing or (ii) as would not have a Material Adverse Effect: (a) all facilities and property owned or leased by the Credit Parties are in compliance with all Hazardous Material Laws; (b) there have been no unresolved and outstanding past, and there are no pending or threatened: (i) claims, complaints, notices or requests for information received by any Credit Party with respect to any alleged violation of any Hazardous Material Law, or

84134605.9 MRC Energy Company Credit Agreement 66 (ii) written complaints, notices or inquiries to any Credit Party regarding potential liability of any Credit Parties under any Hazardous Material Law; and (c) no conditions exist at, on or under any property now or previously owned or leased by any Credit Party which, with the passage of time, or the giving of notice or both, are reasonably likely to give rise to liability under any Hazardous Material Law or create a significant adverse effect on the value of the property. 6.15 Subsidiaries. Except as disclosed on Schedule 6.15 hereto as of the Effective Date, and thereafter, except as disclosed to Administrative Agent in writing from time to time, no Credit Party or the Parent has any Subsidiaries. As of the Effective Date, each Subsidiary that is an Unrestricted Subsidiary is listed as such on Schedule 6.15 and is designated so in accordance with the terms of this Agreement. After the Effective Date, the Administrative Agent has received prompt written notice of the existence of each Unrestricted Subsidiary formed, acquired, created or converted after the Effective Date. 6.16 Capital Structure. Schedule 6.16 attached hereto sets forth all issued and outstanding Equity Interests of each Credit Party, including the number of authorized, issued and outstanding Equity Interests of each Credit Party, the par value of such Equity Interests and the holders of such Equity Interests, all on and as of the Effective Date. All issued and outstanding Equity Interests of each Credit Party are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens (except for the benefit of Administrative Agent) and such Equity Interests were issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities. Except as disclosed on Schedule 6.16, there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party, of any Equity Interests of any Credit Party. 6.17 Accuracy of Information. (a) The audited financial statements for the Fiscal Year ended December 31, 2020, and the unaudited consolidated financial statements at September 30, 2021, furnished to Administrative Agent and Lenders prior to the Effective Date fairly present in all material respects the financial condition of Parent and its Subsidiaries and the results of their operations for the periods covered thereby, and have been prepared in accordance with GAAP (subject, in the case of the interim financial statements, to normal year-end adjustments, including tests for impairment of assets and lack of footnotes). (b) Since December 31, 2020, there has been no change, circumstance or event that has had a Material Adverse Effect. 6.18 Solvency. After giving effect to the transactions contemplated hereby, (a) the assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair market valuation, of the Parent and the Credit Parties on a consolidated basis will exceed the aggregate Debt of the Parent and the Credit Parties on a consolidated basis, as the Debt becomes absolute and matures, (b) the Parent and the Credit Parties on a consolidated basis will not have incurred or intended to incur Debt beyond their

84134605.9 MRC Energy Company Credit Agreement 67 ability to pay such Debt (after taking into account the timing and amounts of cash to be received by Parent and each of the Credit Parties and the amounts to be payable on or in respect of their liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (c) the Parent and the Credit Parties on a consolidated basis will not have unreasonably small capital for the conduct of their business taken as a whole. 6.19 No Misrepresentation. The written information, statements, exhibits, certificates, documents and reports, taken as a whole, furnished to the Administrative Agent and the Lenders (or any of them) by Borrower, any other Credit Party or Parent in connection with the negotiation or administration of this Agreement or any other Loan Document, or any other transaction contemplated hereby, do not contain any material misstatement of a material fact and do not omit to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to Borrower and its Restricted Subsidiaries taken as a whole. All projections and pro-forma financial information contained in the documents and materials referenced above are based upon good faith estimates and assumptions believed by management of Borrower to be reasonable at the time made, it being recognized by Administrative Agent and Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact, other than information known to the public generally, known to any Credit Party, that could reasonably be expected to have a Material Adverse Effect that has not expressly been disclosed to Administrative Agent in writing. Neither Borrower nor any Restricted Subsidiary or Parent is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Parent or any Credit Party is a party or by which the Parent or any Credit Party is bound which default could reasonably be expected to have a Material Adverse Effect. 6.20 Engineering Reports. Each Credit Party executing a Mortgage owns or will own (subject to Liens permitted by Section 8.2), the net interest and production attributable to the material Mortgaged Properties evaluated in the engineering reports it has most recently furnished to Administrative Agent. The ownership of such properties shall not in the aggregate in any material respect obligate such Credit Party to bear costs and expenses relating to the maintenance, development and operations of such properties in an amount materially in excess of the working interests of such properties as shown in such engineering reports most recently furnished to Administrative Agent. Each Credit Party executing a Mortgage has paid all royalties payable under the oil and gas leases to which it is an operator, except (a) those contested in accordance with the terms of the applicable joint operating agreement or otherwise contested in good faith by appropriate proceedings, or (b) to the extent such failure would not reasonably be expected to cause or result in a Material Adverse Effect. Upon delivery of each Reserve Report furnished to Lenders pursuant to Section 7.15, the statements made in the preceding sentences of this Section 6.20 shall be true with respect to such Reserve Reports. 6.21 Gas Balancing Agreements and Advance Payment Contracts. Except as set forth on Schedule 6.21, as of the Effective Date, (a) there is no Material Gas Imbalance, and (b) the

84134605.9 MRC Energy Company Credit Agreement 68 aggregate amount of all Advance Payments received by any Credit Party under Advance Payment Contracts which have not been satisfied by delivery of production does not exceed $1,000,000. 6.22 Commodity Hedging Agreements. Schedule 6.22(a) sets forth, as of the Effective Date, a true and complete list of all Commodity Hedging Agreements (other than Excluded Hedges) of the Credit Parties, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof (as of September 30, 2021), all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement. 6.23 Corporate Documents and Corporate Existence. As to the Parent and each Credit Party, (a) it is an organization as described on Schedule 6.23 hereto and has provided Administrative Agent with complete and correct copies of its Organizational Documents in effect on the Effective Date, and, if applicable, a good standing certificate within 30 days of the Effective Date and (b) its correct legal name, business address, type of organization and jurisdiction of organization, tax identification number and organization identification number from its jurisdiction of organization (i) as of the Effective Date, are set forth on Schedule 6.23 hereto or (ii) after the Effective Date, as disclosed to Administrative Agent in writing. ARTICLE 7. AFFIRMATIVE COVENANTS. Borrower covenants and agrees, so long as any Lender has any commitment to extend credit hereunder, or any of the Indebtedness remains outstanding and unpaid (excluding contingent reimbursement and indemnification obligations for which no claim has been made and Lender Hedging Obligations and Lender Product Obligations) that it will, and, as applicable, it will cause each of its Restricted Subsidiaries to: 7.1 Financial Statements. Furnish to Administrative Agent, for delivery to each Lender, the following documents: (a) as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year, a copy of the audited Consolidated balance sheet of Parent and its Subsidiaries as at the end of such Fiscal Year and the related audited Consolidated statements of income, equity, and cash flows of Parent and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, certified by KPMG or another independent, nationally recognized certified public accounting firm reasonably satisfactory to Administrative Agent; and (b) as soon as available, but in any event within sixty (60) days after the end of each Fiscal Quarter of the Credit Parties (excluding the last quarter of each Fiscal Year) subject to standard audit adjustments, Borrower prepared unaudited Consolidated balance sheet of Parent and its Subsidiaries as at the end of such Fiscal Quarter and the related unaudited statements of income, equity and cash flows of Parent and its Subsidiaries for the portion of the Fiscal Year through the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous Fiscal Year, and certified by a Responsible Officer of Borrower as being fairly stated in all material respects (subject to year-end audit adjustments).

84134605.9 MRC Energy Company Credit Agreement 69 All such financial statements shall be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP throughout the periods reflected therein and with prior periods (except as approved by a Responsible Officer and disclosed therein), provided however that the financial statements delivered pursuant to clause (b) hereof will not be required to include footnotes and will be subject to change for audit and year-end adjustments. Documents required to be delivered pursuant to this Section 7.1 or Section 7.2 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (1) on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the Internet at http://www.matadorresources.com or (2) on which such documents are posted on Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and, upon request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. If requested by the Administrative Agent, Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 7.2(a) to the Administrative Agent. Borrower hereby acknowledges that (a) the Administrative Agent may, but shall not be obligated to, make available to the Lenders and the Issuing Lenders materials and/or information provided by or on behalf of Borrower hereunder (collectively, “Borrower Materials”) by posting Borrower Materials on Debt Domain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; provided that such Public Lenders identify themselves as such in writing to Borrower and Administrative Agent; (x) by marking Borrower Materials “PUBLIC,” Borrower shall be deemed to have authorized the Administrative Agent, any Joint Lead Arranger, any Issuing Lender and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 13.10); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Joint Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”. 7.2 Certificates; Other Information. Furnish to Administrative Agent, for delivery to each Lender, the following documents:

84134605.9 MRC Energy Company Credit Agreement 70 (a) Concurrently with the delivery of the financial statements described in Sections 7.1(a) for each Fiscal Year end, and 7.1(b) for each Fiscal Quarter end, a Compliance Certificate duly executed by a Responsible Officer; (b) If at any time applicable, promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by Parent to its shareholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Parent with or received by Parent in connection therewith from any securities exchange or the SEC or any successor agency; (c) Promptly after the furnishing or receipt thereof, copies of any material statement, report or notice furnished to or received from any Person pursuant to the terms of any indenture, loan or credit or other similar agreement evidencing Material Debt, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this section (including a copy of any notice of default received from any holder or holders of any Senior Notes or any trustee or agent on its or their behalf, to the extent such notice has not otherwise been delivered to the Administrative Agent hereunder); (d) Upon reasonable request of the Administrative Agent, within thirty (30) days after the end of each month (the “Reported Month”), a monthly report, in form and substance satisfactory to the Majority Lenders, indicating the Reported Month’s production volumes for each well on the Oil and Gas Properties of the Credit Parties, sales volumes, sales revenues, production taxes, operating expenses and net operating income from production from such Oil and Gas Properties, with detailed calculations and worksheets; (e) Concurrently with the delivery of financial statements under Sections 7.1(a) and 7.1(b), a certificate of a Responsible Officer of Borrower, in form and substance reasonably satisfactory to Administrative Agent, setting forth as of the last day of such Fiscal Quarter or Fiscal Year, as applicable, a true and complete list of all Commodity Hedging Agreements (other than Excluded Hedges) of the Credit Parties, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof (as of the last day of such fiscal quarter or fiscal year), any new credit support agreements relating thereto not listed on Schedule 6.22(a) (including any margin required or supplied), and the counterparty to each such agreement; and (f) Issuance of Senior Notes. In the event the Parent or any Credit Party intends to issue Senior Notes (other than the initial Senior Notes issued or to be issued by the Parent or any Senior Notes in exchange therefor) or refinance any existing Senior Notes with the proceeds of any Permitted Refinancing, written notice of the intended offering promptly following the launch thereof and in any event prior to the closing of such intended offering of such Senior Notes or such Permitted Refinancing, the estimated amount thereof, and the anticipated date of closing, and upon the written request of the Administrative Agent, copies of the preliminary offering memorandum (if any) and the final offering

84134605.9 MRC Energy Company Credit Agreement 71 memorandum (if any) relating to such Senior Notes or Permitted Refinancing, as the case may be. (g) Such additional financial and/or other information regarding the Parent or any Credit Party, or any of their properties or assets as Administrative Agent or any Lender may from time to time reasonably request, promptly following such request. 7.3 Payment of Obligations. Pay, discharge or otherwise satisfy, at or before maturity or before they become delinquent, as the case may be, all of its obligations of whatever nature, including without limitation all assessments, governmental charges, claims for labor, supplies, rent or other obligations, except where (a) the failure to do so could not reasonably be expected to have a Material Adverse Effect or (b) the amount or validity thereof is currently being appropriately contested in good faith and reserves in conformity with GAAP with respect thereto have been provided on the books of the Credit Parties. 7.4 Conduct of Business and Maintenance of Existence; Compliance with Laws. (a) Preserve, renew and keep in full force and effect its existence except as otherwise permitted pursuant to Section 8.3 and maintain its qualifications to do business in each jurisdiction where such qualifications are necessary for its operations and the failure to be so qualified would not be reasonably expected to result in a Material Adverse Effect; (b) Take all action it deems necessary in its reasonable business judgment to maintain all rights, privileges, licenses and franchises necessary for the normal conduct of its business except where the failure to so maintain such rights, privileges or franchises could not, either singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (c) Comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith could not, either singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (d) (i) Continue to be a Person whose property or interests in property is not blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Order”), (ii) not engage in the transactions prohibited by Section 2 of that Order or become associated with Persons such that a violation of Section 2 of the Order would arise, and (iii) not become a Person on the list of Specially Designated National and Blocked Persons, or (iv) otherwise not become subject to the limitation of any OFAC regulation or executive order. 7.5 Maintenance of Property; Insurance. (a) At its own expense, do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency all of its material Oil and Gas Properties and other material properties including, without limitation, all equipment, machinery and facilities, and from time to time will make all the reasonably necessary

84134605.9 MRC Energy Company Credit Agreement 72 repairs, renewals and replacements so that at all times the state and condition of its material Oil and Gas Properties and other material properties will be fully preserved and maintained, except to the extent a portion of such properties is no longer capable of producing Hydrocarbons in economically reasonable amounts. (b) (i) Pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its material Oil and Gas Properties, (ii) perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub leases, contracts and agreements affecting its material interests in its material Oil and Gas Properties and other material properties, (iii) cause each Subsidiary to do all other things necessary to keep unimpaired in all material respects, its rights with respect to its material Oil and Gas Properties and other material properties, and prevent any forfeiture thereof or a default thereunder, except in each case (A) for Liens permitted by the terms of Section 8.2, (B) to the extent a portion of such properties is no longer capable of producing Hydrocarbons in economically reasonable amounts and (C) for Dispositions permitted by Section 8.4. (c) Operate its material Oil and Gas Properties and other material properties or cause or make reasonable and customary efforts to cause such material Oil and Gas Properties and other material properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Requirements of Law. Notwithstanding the foregoing, with respect to those Borrowing Base Properties which are being operated by operators other than a Credit Party, Borrower and the other Credit Parties shall not be obligated to perform any undertakings contemplated by the covenants and agreements contained herein which are performable only by such operators and are beyond the control of Borrower or such Credit Party, as applicable; provided, however, Borrower and the other Credit Parties agree to promptly take all reasonable actions available under any operating agreements or otherwise to bring about the performance of any such undertakings required to be performed under this Section. (d) Maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. The loss payable clauses or provisions in said insurance policy or policies insuring any of the Collateral shall name Administrative Agent as lender loss payee and such policies shall name the Administrative Agent as “additional insured”; provided, that if no Default shall have occurred and be continuing, Borrower or any Restricted Subsidiary may use the proceeds of casualty insurance to repair or replace assets or otherwise reinvest such proceeds in its business. 7.6 Inspection of Property; Books and Records, Discussions. Permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior

84134605.9 MRC Energy Company Credit Agreement 73 notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, provided that an officer of Borrower may be present at any such discussion with such independent accountants. Reasonable costs and expenses of such inspections and examinations shall be paid by Borrower, provided, however, that prior to the occurrence and continuance of an Event of Default, Borrower shall only be obligated to pay for the out-of-pocket and documented reasonable costs and expenses of one inspection and examination by the Administrative Agent per Fiscal Year. 7.7 Notices. Promptly give written notice to Administrative Agent of: (a) the occurrence of any Default or Event of Default of which any Credit Party has knowledge; (b) any litigation or proceeding existing at any time between the Parent and any Credit Party, on the one hand, and any Governmental Authority or other third party, on the other hand, or any investigation of the Parent or any Credit Party conducted by any Governmental Authority, of which Borrower has knowledge and which in any case if adversely determined would have a Material Adverse Effect; (c) the occurrence of any event which any Credit Party believes could reasonably be expected to have a Material Adverse Effect, promptly after concluding that such event could reasonably be expected to have such a Material Adverse Effect; (d) any damage to the Oil and Gas Properties in excess of the Threshold Amount in the aggregate per occurrence; (e) any event of which Borrower has knowledge giving rise to an obligation for Borrower to make a mandatory prepayment hereunder; and (f) any change in the information provided in any Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and, in the case of notices referred to in clauses (a), (b), (c), (d), and (e) hereof stating what action the applicable Credit Party has taken or proposes to take with respect thereto. 7.8 Hazardous Material Laws. (a) Use and operate (or cause to be operated) all of its facilities and properties in material compliance with applicable Hazardous Material Laws, keep all material required permits, approvals, certificates, licenses and other authorizations required under such Hazardous Material Laws in effect and remain in compliance therewith, and handle Hazardous Materials in material compliance with all applicable Hazardous Material Laws except to the extent the failure to do any of the foregoing would not reasonably be expected to have a Material Adverse Effect; and

84134605.9 MRC Energy Company Credit Agreement 74 (b) To the extent necessary to comply in all material respects with Hazardous Material Laws, remediate or monitor contamination arising from a release or disposal of Hazardous Material, which solely, or together with other releases or disposals of Hazardous Materials could reasonably be expected to have a Material Adverse Effect. 7.9 Financial Covenants. (a) Total Debt to Consolidated EBITDA Ratio. Maintain, as of the last day of each Fiscal Quarter, commencing with the first Fiscal Quarter ending after the Effective Date, a Total Debt to Consolidated EBITDA Ratio of not more than 3.50 to 1.00. (b) Current Ratio. Maintain, as of the last day of each Fiscal Quarter, a Current Ratio of not less than 1.00 to 1.00. 7.10 Governmental and Other Approvals. Apply for, obtain and/or maintain in effect, as applicable, all authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, Governmental Authority, regulatory authority, securities exchange or otherwise) which are necessary or reasonably requested by Administrative Agent in connection with the execution, delivery and performance by the Parent or any Credit Party, as applicable, of this Agreement, the other Loan Documents, or any other documents or instruments to be executed and/or delivered by the Parent or any Credit Party, as applicable in connection therewith or herewith, except where the failure to so apply for, obtain or maintain could not reasonably be expected to have a Material Adverse Effect. 7.11 Compliance with ERISA; ERISA Notices. (a) Comply in all material respects with all material requirements imposed by ERISA and the Internal Revenue Code, including, but not limited to, the minimum funding requirements for any Pension Plan, except to the extent that any noncompliance could not reasonably be expected to have a Material Adverse Effect. (b) Promptly notify Administrative Agent upon the occurrence of any of the following events of which Borrower has knowledge if any such event or events would reasonably be expected to have a Material Adverse Effect: (i) the termination, other than a standard termination, as defined in ERISA, of any Pension Plan subject to Subtitle C of Title IV of ERISA by any Credit Party; (ii) the appointment of a trustee by a United States District Court to administer any Pension Plan subject to Title IV of ERISA; (iii) the commencement by the PBGC, of any proceeding to terminate any Pension Plan subject to Title IV of ERISA; (iv) the failure of any Credit Party to make any payment in respect of any Pension Plan required under Section 412 of the Internal Revenue Code or Section 302 of ERISA; (v) the withdrawal of any Credit Party from any Multiemployer Plan if any Credit Party reasonably believes that such withdrawal would give rise to the imposition of Withdrawal Liability with respect thereto; or (vi) the occurrence of (x) a “reportable event” which is required to be reported by a Credit Party under Section 4043 of ERISA other than any event for which the reporting requirement has been waived by the PBGC or (y) a “prohibited transaction” as defined in Section 406 of ERISA or Section 4975 of the Internal

84134605.9 MRC Energy Company Credit Agreement 75 Revenue Code other than a transaction for which a statutory exemption is available or an administrative exemption has been obtained. 7.12 Future Restricted Subsidiaries; Additional Collateral. (a) Within thirty (30) days after the date any Person becomes a Restricted Subsidiary (or such longer time period as Administrative Agent may determine), whether by acquisition, an Unrestricted Subsidiary becoming a Restricted Subsidiary or otherwise, cause such new Restricted Subsidiary to execute and deliver to Administrative Agent, for and on behalf of each of the Secured Parties (unless waived by Administrative Agent) a joinder agreement to the Guaranty whereby such Restricted Subsidiary shall become obligated as a Guarantor under the Guaranty; and (b) Within thirty (30) days after the date any Person becomes a Restricted Subsidiary (or such longer time period as Administrative Agent may determine), whether by acquisition, an Unrestricted Subsidiary becoming a Restricted Subsidiary or otherwise, Borrower shall (i) in the event Borrower is the owner of the Equity Interests of such Restricted Subsidiary, pledge such Equity Interests to Administrative Agent, for the benefit of the Secured Parties pursuant to a pledge agreement in form and substance satisfactory to the Administrative Agent (or a joinder to the Pledge Agreement), (ii) in the event that a Credit Party (other than Borrower) is the owner of such Equity Interests, cause such Credit Party to execute and deliver a pledge agreement in form and substance satisfactory to the Administrative Agent (or a joinder to the Pledge Agreement) and pledge such Equity Interests to the Administrative Agent, for the benefit of the Secured Parties, and (iii) take, or cause to be taken, such action as may be necessary to perfect the Liens created pursuant to any such pledge agreement, including the Pledge Agreement, on such Equity Interests. Borrower will also deliver, or cause to be delivered, to Administrative Agent such supporting documentation, including without limitation corporate authority items, certificates and opinions of counsel, as may be reasonably required by Administrative Agent in connection with the actions required under this Section 7.12. Upon Administrative Agent’s reasonable request, Borrower shall take, or cause to be taken, such additional steps as are necessary under applicable law to perfect and ensure the validity and priority of the Liens granted under this Section 7.12. 7.13 Use of Proceeds. Use all Advances of the Revolving Credit as set forth in Section 2.12. Borrower shall not use any portion of the proceeds of any such Advances for the purpose of purchasing or carrying any “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System) in any manner which violates the provisions of Regulation T, U or X of said Board of Governors or for any other purpose in violation of any applicable statute or regulation. 7.14 Further Assurances and Information. (a) Promptly execute and deliver, and cause the Parent and each Restricted Subsidiary to promptly execute and deliver, to Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent or the Majority Lenders to effectuate more fully the purposes and intent of this Agreement

84134605.9 MRC Energy Company Credit Agreement 76 and the other Loan Documents, or to comply with, cure any defects, or accomplish the covenants and agreements of the Parent, Borrower or any Restricted Subsidiary, as the case may be, in this Agreement and the other Loan Documents, or to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any omissions in this Agreement or any other Loan Document, or to state more fully the obligations secured in any of the Collateral Documents, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Collateral Documents or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith. (b) Provide Administrative Agent and Lenders with (i) any other information required by Section 326 of the USA Patriot Act or necessary for Administrative Agent and Lenders to verify the identity of the Parent or any Credit Party as required by Section 326 of the USA Patriot Act and (ii) information and documentation (including, without limitation, a Beneficial Ownership Certification) reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation. 7.15 Reserve Reports. (a) On March 1 and September 1 of each year, commencing March 1, 2022, Borrower shall furnish to Administrative Agent and Lenders a Reserve Report dated as of the preceding January 1 of that year for the Reserve Report due March 1 and as of the preceding July 1 of that year for the Reserve Report due September 1. Each Reserve Report required to be delivered on March 1 of each year shall be prepared by or audited by Netherland, Sewell & Associates, Inc. or another independent petroleum consulting firm reasonably acceptable to Administrative Agent. Each other Reserve Report shall be prepared by Borrower’s in-house staff under the supervision of the appropriate officer who shall certify such Reserve Report to be true and accurate in all material respects and, except as disclosed therein, to have been prepared in accordance with the methodology and procedures used in the immediately preceding January 1 Reserve Report. (b) In the event of any special determination of the Borrowing Base under Section 4.4, Borrower shall furnish to Administrative Agent and Lenders a Reserve Report prepared by Borrower’s in-house staff under the supervision of the appropriate officer who shall certify such Reserve Report to be true and accurate in all material respects and, except as disclosed therein, and to have been prepared in accordance with the methodology and procedures used in the immediately preceding Reserve Report. Borrower shall provide such Reserve Report with an “as of” date as reasonably requested by Administrative Agent as soon as possible, but in any event no later than sixty (60) days following the receipt of the reasonable request by Administrative Agent. For any special determination requested by Borrower pursuant to Section 4.4, the “as of” date shall be not more than 120 days preceding the date of delivery of the corresponding Reserve Report. (c) With the delivery of each Reserve Report, Borrower shall provide to Administrative Agent and Lenders, a certificate from a Responsible Officer certifying on

84134605.9 MRC Energy Company Credit Agreement 77 behalf of Borrower that in all material respects: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) the Credit Parties own good and defensible title to the Borrowing Base Properties evaluated in such Reserve Report (which shall note which Oil and Gas Properties are Mortgaged Properties) and such Borrowing Base Properties are free of all Liens except for Liens permitted under Section 8.2, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no Material Gas Imbalances and the aggregate amount of all Advance Payments received by any Credit Party under Advance Payment Contracts that have not been satisfied by delivery of production does not exceed $1,000,000, and (iv) none of their Borrowing Base Properties evaluated in the most recent Reserve Report have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list (A) all Borrowing Base Properties sold, (B) all Borrowing Base Properties added to and deleted from the immediately prior Reserve Report, showing any change in working interest or net revenue interest and the reason for such change, and (C) all Persons disbursing proceeds to the Credit Parties from the Borrowing Base Properties. 7.16 Title Information and Mortgage Coverage. (a) Delivery. On or before the delivery to Administrative Agent and Lenders of each Reserve Report required by Section 7.15, Borrower will deliver title information in form and substance reasonably acceptable to Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that Administrative Agent shall have received together with title information previously delivered to Administrative Agent, reasonably satisfactory title information on at least 85% of the value of the Oil and Gas Properties evaluated by such Reserve Report and constituting Mortgaged Properties. (b) Cure of Title Defects. Upon reasonable request by Administrative Agent, Borrower shall cure any title defects or exceptions which are not Liens permitted under Section 8.2 and which in the reasonable discretion of Administrative Agent render the title to the Mortgaged Properties not good and defensible (except for Liens permitted by Section 8.2), or substitute acceptable Borrowing Base Properties of an equivalent value, with no title defects or exceptions except for Liens permitted under Section 8.2, within ninety (90) days after a reasonable request by Administrative Agent or Lenders to cure such defects or exceptions. (c) Failure to Cure Title Defects. If Borrower is unable to cure any title defect required to be cured under Section 7.16(b) above as reasonably requested by Administrative Agent or Lenders to be cured within the 90-day period or Borrower does not comply with the requirements to provide reasonably acceptable title information covering 85% of the value of the Oil and Gas Properties evaluated in the most recent Reserve Report and constituting Mortgaged Properties, such default shall not be a Default or an Event of Default, but instead Administrative Agent and Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by Administrative Agent or Lenders. To the extent that Administrative Agent or

84134605.9 MRC Energy Company Credit Agreement 78 the Majority Lenders are not satisfied with title to any Mortgaged Property after the time period in Section 7.15(b) has elapsed, such unacceptable Mortgaged Property shall not count towards the 85% requirement, and Administrative Agent may send a notice to Borrower and Lenders that the then outstanding Borrowing Base shall be reduced by an amount as reasonably determined by Administrative Agent with the concurrence of the Supermajority Lenders to cause Borrower to be in compliance with the requirement to provide reasonably acceptable title information on 85% of the value of the Mortgaged Properties. This new Borrowing Base shall become effective immediately after receipt of such notice. 7.17 Collateral. (a) Collateral. The Indebtedness shall be secured by a perfected first priority Lien (subject only to Liens permitted under Section 8.2) granted to Administrative Agent for the benefit of the Secured Parties on (i) no less than 85% of the value of Oil and Gas Properties owned by the Credit Parties to which proved reserves of oil or gas are attributed in the most recent Reserve Report, (ii) all tangible and intangible personal property of the Credit Parties (other than Excluded Assets) located on or related to, any of the Mortgaged Properties, (iii) all accounts receivable and other proceeds arising from the sale of Hydrocarbons produced from the Mortgaged Properties, and (iv) the Equity Interests directly or indirectly owned by the Credit Parties in any Restricted Subsidiary. (b) Title Information. Upon reasonable request by Administrative Agent in connection with the granting of the Lien on Oil and Gas Properties referred to in clause (a) above, Borrower will provide to Administrative Agent title information in form and substance reasonably satisfactory to Administrative Agent with respect to such Credit Party’s interests, provided that Borrower will not be required to provide title information for more than 85% of the value of the Mortgaged Properties evaluated by the most recent Reserve Report. (c) Legal Opinions. Promptly after the filing of any new Collateral Document in any state, upon the reasonable request of Administrative Agent, Borrower will provide to Administrative Agent an opinion of counsel addressed to Administrative Agent, for the benefit of Lenders, in form and substance reasonably satisfactory to Administrative Agent, stating that the Collateral Document is valid, binding, and enforceable in accordance with its terms in legally sufficient form for such jurisdiction and containing such other matters as reasonably requested by Administrative Agent. 7.18 [Reserved]. 7.19 Consolidated Cash Balance Information. Upon the reasonable request of the Administrative Agent, Borrower shall provide to the Administrative Agent (i) a certificate of a Responsible Officer in substantially the form of Exhibit I, certifying as to the amount of the Consolidated Cash Balance and the amount by which the Consolidated Cash Balance exceeds the Consolidated Cash Balance Threshold, if any, as of such date, and (ii) attaching thereto, summary and balance statements, in a form reasonably acceptable to the Administrative Agent, for each deposit account, securities account, commodity account, or other account maintained at any

84134605.9 MRC Energy Company Credit Agreement 79 financial institution other than Administrative Agent in which any Consolidated Cash Balance is held, credited or carried. 7.20 Post-Closing Covenant. On or before ninety (90) days after the Effective Date (or such later date as may be agreed by the Administrative Agent in its sole discretion), each Credit Party shall have delivered to the Administrative Agent each Deposit Account Control Agreement required to be provided pursuant to Section 4.10 of the Pledge Agreement with respect to any deposit account maintained by any Credit Party as of the Effective Date (other than any Excluded Accounts). ARTICLE 8. NEGATIVE COVENANTS. Borrower covenants and agrees that, so long as any Lender has any commitment to extend credit hereunder, or any of the Indebtedness remains outstanding and unpaid (excluding contingent reimbursement and indemnification obligations for which no claim has been made and Lender Hedging Obligations and Lender Product Obligations), it will not, and, as applicable, it will not permit any of its Restricted Subsidiaries to: 8.1 Limitation on Debt. Create, incur, assume or suffer to exist any Debt, except: (a) Debt of any Credit Party to Administrative Agent and/or any Secured Party constituting Indebtedness; (b) any Debt existing on the Effective Date and set forth in Schedule 8.1 attached hereto and any refinancing, refundings and renewals thereof (without increasing the principal amount thereof); (c) Debt of any Credit Party to finance the acquisition, construction or improvement of any fixed or capital assets, including Capitalized Leases, provided that the aggregate principal amount of Debt permitted by this Section 8.1(c) at any time outstanding shall not exceed the greater of (i) $50,000,000 and (ii) 5% of the Borrowing Base, and any renewals, extensions or refinancings of such Debt; (d) [Intentionally Omitted]; (e) Debt arising from judgments that do not constitute a Default or Event of Default under Section 9.1(h); (f) Debt of Borrower or any Restricted Subsidiary to Parent, and intercompany Debt among Borrower and its Subsidiaries; (g) obligations to royalty, overriding and working interest owners, joint interest obligations, trade payables and other lease operating expenses incurred in the ordinary course of business which are not more than one hundred twenty (120) days past due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP;

84134605.9 MRC Energy Company Credit Agreement 80 (h) Debt associated with bonds or sureties provided to any Governmental Authority or to any other Person in connection with the operation of Oil and Gas Properties; (i) Debt under Advance Payment Contracts permitted by Section 8.10; (j) Debt in connection with the endorsement of negotiable instruments, cash management and other similar obligations in respect of netting services, overdraft protection and similar arrangements, in each case in the ordinary course of business; (k) Debt associated with or in respect of workers’ compensation claims, performance, bid, release, appeal and surety bonds and performance and completion guarantees and similar obligations provided by Borrower or any of the Restricted Subsidiaries, in each case in the ordinary course of business; (l) Debt consisting of the financing of insurance premiums; (m) Debt in respect of self-insurance obligations to the extent incurred in the ordinary course of business in accordance with customary industry practices in amounts customary in Borrower’s and its Restricted Subsidiaries’ industry; (n) to the extent constituting Debt, indemnification, deferred purchase price adjustments, earn-outs or similar obligations, in each case, incurred or assumed in connection with the acquisition of any business or assets or any Investment permitted to be acquired or made hereunder or any Disposition permitted hereunder; (o) Debt representing deferred compensation or similar obligations to employees of Parent and its Subsidiaries incurred in the ordinary course of business; (p) Debt incurred in the ordinary course of business with respect to customer deposits and other unsecured current liabilities not the result of borrowing and not evidenced by any note or other evidence of Debt; (q) unsecured Debt under the Senior Notes (and any Permitted Refinancing thereof), including any Debt constituting guarantees thereof by any Credit Party; in an aggregate principal amount not to exceed $1,100,000,000.00 at any time outstanding; provided that (i) at the time of and immediately after giving effect to each issuance of Senior Notes (and any Permitted Refinancing thereof), no Default shall have occurred and be continuing and (ii) in connection with the issuance of Senior Notes, the Borrower shall prepay the Loans and/or deposit cash collateral to the extent required pursuant to Section 2.10(c); (r) guarantee obligations in respect of (i) Debt otherwise permitted pursuant to this Section 8.1 and (ii) loans to employees of the Parent and its Subsidiaries for the exercise of stock options, provided that, in the case of clause (ii), such loans shall not exceed $1,000,000 in the aggregate at any time outstanding; and

84134605.9 MRC Energy Company Credit Agreement 81 (s) additional Debt in an aggregate principal amount outstanding for all such Debt not to exceed at any time ten percent (10%) of the amount of the Borrowing Base then in effect. 8.2 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for: (a) Permitted Encumbrances; (b) Liens securing Debt permitted by Section 8.1(c), provided that (i) such Liens are created upon fixed or capital assets acquired, constructed or improved by the applicable Credit Party after the date of this Agreement (including without limitation by virtue of a loan or a Capitalized Lease), (ii) any such Lien is created solely for the purpose of securing indebtedness representing or incurred to finance the cost of the acquisition of the item of property subject thereto, (iii) the principal amount of the Debt secured by any such Lien shall at no time exceed 100% of the sum of the purchase price or cost of the applicable property, equipment or improvements and the related costs and charges imposed by the vendors thereof and (iv) the Lien does not cover any property other than the fixed or capital asset acquired (and proceeds and accessions and additions to such property); (c) Liens created pursuant to the Loan Documents; (d) other Liens, existing on the Effective Date, set forth on Schedule 8.2 and renewals, refinancings and extensions thereof; (e) Liens securing insurance premium financings, provided that no such Lien may extend to or cover any property other than the insurance being acquired with such financings, the proceeds thereof and any unearned or refunded insurance premiums related thereto; and (f) Liens on property not constituting Borrowing Base Properties or Collateral or any proceeds thereof. Regardless of the provisions of this Section 8.2, no Lien over the Equity Interests of any Restricted Subsidiary of Borrower (except for those Liens for the benefit of Administrative Agent and the other Secured Parties) shall be permitted under the terms of this Agreement. 8.3 Fundamental Changes. Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or Dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or liquidate, wind up or dissolve, except that: (a) any Restricted Subsidiary may merge into Borrower in a transaction in which Borrower is the continuing or surviving entity; (b) any Restricted Subsidiary may merge into any other Restricted Subsidiary or an Unrestricted Subsidiary, in each case only to the extent that the continuing or surviving entity is a Restricted Subsidiary;

84134605.9 MRC Energy Company Credit Agreement 82 (c) Borrower or any Restricted Subsidiary may merge with or into any other Person, provided that Borrower or a Restricted Subsidiary, as applicable, is the continuing or surviving entity; (d) any Restricted Subsidiary may Dispose of its assets to Parent, Borrower or to another Restricted Subsidiary or any Unrestricted Subsidiary; (e) Dispositions permitted by Section 8.4 may be made; and (f) any Restricted Subsidiary may liquidate or dissolve if Borrower determines in good faith that such liquidation or dissolution is in the best interests of Borrower or such Restricted Subsidiary and any remaining assets are thereafter held by Borrower or another Restricted Subsidiary. 8.4 Dispositions. Dispose of any of the Borrowing Base Properties, whether now owned or hereafter acquired, except: (a) Dispositions of Hydrocarbons in the ordinary course of business; (b) farmouts of undeveloped acreage and assignments in connection with such farmouts; (c) the Disposition of equipment and other property in the ordinary course of business, in each case that is obsolete or no longer necessary in the business of any of the Credit Parties or that is being replaced by equipment of comparable value and utility; (d) Liens permitted by Section 8.2, Investments permitted by Section 8.6 and Distributions permitted by Section 8.5; (e) Dispositions permitted by Section 8.3; (f) Dispositions of cash and Cash Equivalents in the ordinary course of business; (g) Borrower may Dispose of its Borrowing Base Properties to any Restricted Subsidiary and any Restricted Subsidiary may Dispose of its Borrowing Base Properties to Borrower or any other Restricted Subsidiary; (h) sales or discounts of overdue accounts receivable in the ordinary course of business; (i) Dispositions of owned or leased vehicles in the ordinary course of business; (j) Dispositions consisting of any compulsory pooling or unitization ordered by a Governmental Authority with jurisdiction over the subject Oil and Gas Properties; (k) other Dispositions of Borrowing Base Properties, provided that: (i) unless such Disposition is a farmout, unitization, or exchange (or an assignment in connection

84134605.9 MRC Energy Company Credit Agreement 83 therewith), 90% of the consideration received in respect of such Disposition shall be cash, (ii) the consideration received in respect of such Disposition shall be equal to or greater than the fair market value of the Borrowing Base Property or interest therein, (iii) if such Disposition of Borrowing Base Properties (or the Equity Interests of any Restricted Subsidiary owning Borrowing Base Properties) during any period between two successive scheduled redeterminations has a fair market value in excess of five percent (5%) of the Borrowing Base then in effect (as reasonably determined by the Administrative Agent), individually or in the aggregate for all such Borrowing Base Properties, the Borrowing Base shall be reduced, effective immediately upon such Disposition, by an amount equal to the value, if any, assigned such Borrowing Base Properties in the most recently delivered Reserve Report, (iv) after giving effect to any reduction in the Borrowing Base pursuant to clause (iii) above, Borrower shall use the Net Cash Proceeds received from such Disposition to reduce the Aggregate Credit Exposure pursuant to and in accordance with the terms of Section 2.10(c) and (v) immediately before and after giving effect thereto, no Default shall have occurred and been continuing; and (l) other Dispositions of Borrowing Base Properties having a fair market value not to exceed $10 million in any fiscal year. Lenders hereby consent and agree to the release by Administrative Agent of any and all Liens on the property sold or otherwise Disposed of in compliance with this Section 8.4. 8.5 Restricted Payments. Declare or make any distributions, dividend, payment or other distribution of assets, properties, cash, rights, obligations or securities (collectively, “Distributions”) on account of any of its Equity Interests, as applicable, or purchase, redeem or otherwise acquire for value any of its Equity Interests, as applicable, or any warrants, rights or options to acquire any of its Equity Interests, now or hereafter outstanding (collectively, “Purchases” and together with Distributions, “Restricted Payments”), except that: (a) each Credit Party may pay cash Distributions to Borrower or a Restricted Subsidiary; (b) Borrower and each Credit Party may declare and make Distributions payable in the Equity Interests of such Person, provided that the issuance of such Equity Interests does not otherwise violate the terms of this Agreement and no Default has occurred and is continuing at the time of making such Distribution or would result from the making of such Distribution; (c) Borrower may declare and make Distributions to the Parent, provided that either: (i) (x) no Default has occurred and is continuing at the time of making such Distribution or would result from the making of such Distribution and (y) the aggregate amount of such Distributions shall not exceed $25,000,000 during any Fiscal Year of Borrower, or (ii) (x) no Default has occurred and is continuing at the time of making such Distribution or would result from the making of such Distribution, (y) the

84134605.9 MRC Energy Company Credit Agreement 84 Borrower shall have a Total Debt to Consolidated EBITDA Ratio of not more than 3.00 to 1.00, calculated on a pro forma basis after giving effect to such Distribution and (z) the Borrower shall have Liquidity, calculated on a pro forma basis after giving effect to such Distribution, of not less than twenty percent (20%) of the Revolving Credit Aggregate Commitments; and (d) Borrower may declare and make Distributions to the Parent; provided, however, that if an Event of Default has occurred and is continuing, Distributions to the Parent during such period while an Event of Default exists must be used by the Parent only for operational purposes. 8.6 Limitation on Investments, Loans and Advances. Make or permit to remain outstanding any loans, or advances to, or investments in (collectively, “Investments”), (whether such investment shall be of the character of investment in shares of stock, evidences of indebtedness or other securities or otherwise), or any loans or advances to, any Person, other than: (a) Investments in cash and Cash Equivalents; (b) Investments existing on the Effective Date and listed on Schedule 8.6; (c) Investments (i) made by Borrower in any Restricted Subsidiary, any Unrestricted Subsidiary or Parent, or (ii) made by any Restricted Subsidiary in Borrower, any other Restricted Subsidiary, any Unrestricted Subsidiary or Parent; (d) Investments in respect of Commodity Hedging Agreements and Interest Rate Agreements permitted by Section 8.1(d); (e) advances to employees of Parent and its Subsidiaries for travel, meals and entertainment expenses in the ordinary course of business and loans to employees for the purpose of exercise of stock options, all of which in the aggregate outstanding at any time shall not exceed 2% of the amount of the Borrowing Base; (f) the creation or acquisition of additional Restricted Subsidiaries made in compliance with Section 7.12; (g) demand deposits with financial institutions, prepaid expenses and extensions of trade credit in the ordinary course of business (and any Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss); (h) guarantee obligations permitted by Section 8.1; (i) Investments by Borrower and its Restricted Subsidiaries that are (i) customary in the oil and gas business, and (ii) made in the form of, or pursuant to, Oil and Gas Properties, operating agreements, farm-in agreements, farm-out agreements, mutual interest agreements, development agreements, unitization agreements, joint bidding agreements, joint venture agreements, services contracts and other similar agreements;

84134605.9 MRC Energy Company Credit Agreement 85 (j) the acquisition of Oil and Gas Properties, equipment and other property, and investments with respect to and relating to the production of oil, gas and other liquid or gaseous Hydrocarbons from Oil and Gas Properties; (k) the entry into operating agreements, working interests, royalty interests, mineral leases, processing agreements, farm-out agreements, contracts for the sale, transportation or exchange of oil and natural gas, unitization agreements, pooling arrangements, area of mutual interest agreements, production sharing agreements or other similar or customary agreements, transactions, properties, interests or arrangements, and investments and expenditures in connection therewith or pursuant thereto in the ordinary course of business; (l) Investments representing the non-cash portion of the consideration received for any Disposition of any assets permitted under Section 8.4; (m) Investments (including, without limitation, capital contributions) in general or limited partnerships or other types of entities or joint ventures entered into by Borrower or a Restricted Subsidiary; (n) extensions of trade credit in the ordinary course of business; and (o) in addition to Investments otherwise expressly permitted by this Section, Investments by Borrower or any of its Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed the greater of (x) $25,000,000 or (y) two percent (2%) of the amount of the Borrowing Base then in effect. For purposes of determining compliance with this Section 8.6, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but with adjustment for amounts actually returned in cash to Borrower or the applicable Restricted Subsidiary on such Investment. 8.7 Transactions with Affiliates and Unrestricted Subsidiaries. Except as set forth in Schedule 8.7, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Unrestricted Subsidiary or any Affiliate of the Credit Parties; provided that the foregoing restrictions shall not apply to: (a) transactions among Borrower, Parent or Subsidiaries of Borrower that are Guarantors; (b) transactions otherwise specifically permitted under this Agreement; (c) transactions in the ordinary course of a Credit Party’s business and upon fair and reasonable terms no less favorable to such Credit Party than it would obtain in a comparable arm’s length transaction from unrelated third parties, (d) the payment of directors’ fees and indemnification and reimbursement of expenses to directors, officers or employees; (e) any issuance of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans, and (f) employment and severance arrangements entered into in the ordinary course of business between Borrower or any Subsidiary and any employee thereof. 8.8 Limitations on Other Restrictions. Enter into any agreement, document or instrument which would (a) restrict the ability of any Restricted Subsidiary of Borrower to pay or

84134605.9 MRC Energy Company Credit Agreement 86 make dividends or distributions in cash or kind to Borrower or any other Restricted Subsidiary, to make loans, advances or other payments of whatever nature to any Credit Party, or to make transfers or distributions of all or any part of its assets to any Credit Party; or (b) restrict or prevent any Credit Party from granting Administrative Agent on behalf of Lenders Liens upon, security interests in and pledges of their respective assets, provided, however, that the preceding restrictions will not apply to encumbrances or restrictions arising under or by reason of (i) this Agreement or the other Loan Documents or the Senior Note Documents (or any documents evidencing or relating to any Permitted Refinancing thereof), (ii) any agreements governing any Debt permitted by Section 8.1(c) and any other purchase money Debt or Capitalized Leases otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed by or the subject of such Debt and the proceeds and products thereof and all accessions and attachments thereto), (iii) customary restrictions that arise in connection with any Disposition permitted by Section 8.4 and applicable solely to the assets subject to such Disposition, (iv) customary provisions in joint venture agreements and similar agreements that restrict transfer of assets of, or Equity Interests in, joint ventures, (v) prohibitions and limitations that are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such prohibitions and limitations were not created in contemplation of such Person becoming a Restricted Subsidiary and apply only to such Restricted Subsidiary, (vi) restrictions with respect to Oil and Gas Properties that are not Borrowing Base Properties and are not included in the most recent Reserve Report delivered pursuant to Section 4.3, (vii) customary provisions contained in agreements that restrict assignment of such agreement entered into in the ordinary course of business, (viii) customary provisions in leases, subleases, licenses, sublicenses and similar contracts that restrict the transfer thereof or the transfer of the assets subject thereto by the lessee, sublessee, licensee or sublicensee, and (ix) prohibitions and limitations arising by operation of law. 8.9 Fiscal Year. Permit the Fiscal Year of any Credit Party or Parent to end on a day other than December 31. 8.10 Gas Balancing Agreements and Advance Payment Contracts. Allow (a) any Material Gas Imbalance and (b) the aggregate amount of all Advance Payments received by any Credit Party under Advance Payment Contracts which have not been satisfied by delivery of production to exceed $1,000,000. 8.11 Hedging Transactions. Enter into any Commodity Hedging Agreements or Interest Rate Agreements, except Commodity Hedging Agreements and Interest Rate Agreements entered into with an Approved Counterparty in the ordinary course of business and not for speculative purposes to: (a) hedge or mitigate crude oil and condensate, natural gas and natural gas liquids price risks to which Borrower or any Restricted Subsidiary has actual exposure (whether or not treated as a hedge for accounting purposes under GAAP); provided that at the time Borrower or any Restricted Subsidiary enters into any such Commodity Hedging Agreement, such Commodity Hedging Agreement (A) does not have a term greater than forty-eight (48) months from the date such Commodity Hedging Agreement is entered into, and (B) when aggregated and netted with all other Commodity Hedging Agreements of Borrower and its Restricted Subsidiaries then in effect would not cause the aggregate

84134605.9 MRC Energy Company Credit Agreement 87 notional volume per month for each of crude oil and condensate, natural gas and natural gas liquids, calculated separately, under all Commodity Hedging Agreements then in effect (other than Excluded Hedges) to exceed for any month during the forthcoming four year period, eighty-five percent (85%) of the total anticipated production of Borrower and its Restricted Subsidiaries, taken as a whole; and (b) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of Borrower or any Restricted Subsidiary. In no event shall any Commodity Hedging Agreement or Interest Rate Agreement entered into by Borrower or any Restricted Subsidiary contain any requirement, agreement or covenant for Borrower or any Restricted Subsidiary to post collateral or margin to secure their obligations under such Commodity Hedging Agreement or Interest Rate Agreement, as the case may be, or to cover market exposures; provided that this sentence shall not prevent (x) a Lender Counterparty from requiring the obligations under any Commodity Hedging Agreement or Interest Rate Agreement with Borrower or any Restricted Subsidiary to be secured by the Liens granted to Administrative Agent pursuant to the Collateral Documents and (y) Borrower or any Restricted Subsidiary from delivering letters of credit (including Letters of Credit issued by an Issuing Lender pursuant to this Agreement) to secure their obligations under Commodity Hedging Agreements and Interest Rate Agreements so long as the aggregate face amount of all such letters of credit, taken as a whole, shall not exceed fifty percent (50%) of the Letter of Credit Maximum Amount at any time. 8.12 Nature of Business. Permit any material change to be made in the character of its business as an oil and gas exploration and production company and related businesses. 8.13 Senior Notes Restrictions. (a) Except for regularly scheduled payments of interest required under the Senior Notes, directly or indirectly, optionally or voluntarily retire, redeem, defease, repurchase or prepay prior to the scheduled due date thereof any part of the principal of, or interest on, the Senior Notes (or any Permitted Refinancing thereof); provided that so long as no Default or Borrowing Base Deficiency has occurred and is continuing or would be caused thereby, the Credit Parties may retire, redeem, defease, repurchase or prepay the Senior Notes, in whole or in part, (x) with the proceeds of any Permitted Refinancing permitted pursuant to Section 8.1(q) and/or with the Net Cash Proceeds of any issuance of Equity Interests by the Parent or any of its Subsidiaries or (y) so long as the Borrower shall have a Total Debt to Consolidated EBITDA Ratio of not more than 3.00 to 1.00, calculated on a pro forma basis after giving effect thereto and the Borrower shall have Liquidity, calculated on a pro forma basis after giving effect thereto, of not less than twenty percent (20%) of the Revolving Credit Aggregate Commitments. (b) Enter into or permit any modification or amendment of the Senior Note Documents the effect of which is to (a) increase the maximum principal amount of the Senior Notes or the rate of interest on any of the Senior Notes (other than as a result of the imposition of a default rate of interest in accordance with the terms of the Senior Note Documents), (b) change or add any event of default or any covenant with respect to the

84134605.9 MRC Energy Company Credit Agreement 88 Senior Note Documents if the effect of such change or addition is to cause any one or more of the Senior Note Documents to be materially more restrictive on any Credit Party or any of its Restricted Subsidiaries than such Senior Note Documents were prior to such change or addition, (c) shorten the dates upon which payments of principal or interest on the Senior Notes are due, (d) change any redemption or prepayment provisions of the Senior Notes, (e) alter the subordination provisions, if any, with respect to any of the Senior Note Documents, (f) grant any Liens in any assets of any Credit Party or any of its Subsidiaries, or (g) permit any Subsidiary of any Credit Party to guarantee the Senior Notes unless such Subsidiary is (or concurrently with any such guarantee becomes) a Guarantor hereunder. ARTICLE 9. DEFAULTS. 9.1 Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder: (a) Borrower shall fail to pay when due or declared due any part of the principal of any Advance and any such payment default shall continue unremedied for more than one (1) Business Day; (b) Borrower shall fail to pay when due or declared due any part of the interest on any Advance and any such payment default shall continue unremedied for more than three (3) Business Days; (c) non-payment of any Reimbursement Obligation, fees or other amounts (other than as set forth in subsection (a) above) due and owing by Borrower, any other Credit Party or the Parent under this Agreement or by any Credit Party or the Parent under any of the other Loan Documents to which it is a party, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days after the same is due and payable; (d) default in the observance or performance of any of the covenants or agreements (as applicable) of Borrower set forth in Sections 7.1, 7.2(a), 7.4(a), 7.5(d), 7.7(a), 7.9, 7.13, 7.15, or Article 8 in its entirety, provided that an Event of Default arising from a breach of Sections 7.1, 7.2(a) or 7.15 shall be deemed to have been cured upon delivery of the required item; and provided further that any Event of Default arising solely due to a breach of Section 7.7(a) shall be deemed cured upon the earlier of (x) the giving of the notice required by Section 7.7(a) and (y) the date upon which the Default or Event of Default giving rise to the notice obligation is cured or waived; (e) default in the observance or performance of any of the other covenants or agreements (as applicable) of the Parent or any Credit Party set forth in this Agreement or any other Loan Document (other than those specified in clauses (a), (c) and (d) above) and such default shall continue unremedied for a period of forty-five (45) consecutive days after written notice thereof has been given to Borrower; (f) any representation or warranty under the Loan Documents, including this Agreement, or in any certificate or statement furnished or made to the Administrative Agent or Lenders pursuant hereto, or in connection herewith, or in connection with any

84134605.9 MRC Energy Company Credit Agreement 89 document furnished hereunder, shall prove to be untrue in any material respect as of the date on which such representation or warranty is made (or deemed made), or any representation, statement (including financial statements), certificate, report or other data furnished or made under any Loan Document, including this Agreement, proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified (except as such information shall have specifically been replaced or modified); (g) (i) default by Parent or any Credit Party in the payment of any Material Debt, whether under a direct obligation or guaranty, and continuance thereof beyond any applicable period of grace or cure, if any, provided in the instrument or agreement under which such Material Debt was created or (ii) failure by Parent or any Credit Party to observe or perform any other agreement contained in any instrument or agreement evidencing or securing such Material Debt which continues beyond any applicable period of grace or cure, if any, provided in the instrument or agreement under which such Material Debt was created, and the effect of which would permit the holder or holders thereof to accelerate such Material Debt, or require the prepayment, repurchase, redemption or defeasance of such Material Debt; provided, that a default, event or condition described in clause (i) or (ii) of this paragraph (g) shall not constitute an Event of Default if any such defaults, events or conditions are remedied or waived, prior to the exercise of any remedies by Administrative Agent pursuant to Section 9.2 (other than the charging of interest at the default rate specified herein), by the requisite holders or beneficiaries of such Material Debt (or a trustee or agent on behalf of such holders or beneficiaries); (h) A judgment (not paid or fully covered by insurance as to which the relevant insurance company has not denied coverage in writing), for the payment of money in excess of the Threshold Amount is rendered by any court or other governmental body against Parent or any Credit Party and such Person does not discharge the judgment or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within sixty (60) days from the date of entry thereof, and within said period of sixty (60) days from the date of entry thereof or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal while providing such reserves therefor as may be required under GAAP; (i) the occurrence of (i) a “reportable event”, as defined in ERISA, which is determined by the PBGC to constitute grounds for a distress termination of any Pension Plan subject to Title IV of ERISA maintained or contributed to by or on behalf of any Credit Party for the benefit of any of its employees or for the appointment by the appropriate United States District Court of a trustee to administer such Pension Plan and such reportable event is not corrected and such determination is not revoked within sixty (60) days after notice thereof has been given to the plan administrator of such Pension Plan (without limiting any of Administrative Agent’s or any Lender’s other rights or remedies hereunder), or (ii) the termination or the institution of proceedings by the PBGC to terminate any such Pension Plan, or (iii) the appointment of a trustee by the appropriate United States District Court to administer any such Pension Plan, or (iv) the reorganization (within the meaning of Section 4241 of ERISA) or insolvency (within the meaning of

84134605.9 MRC Energy Company Credit Agreement 90 Section 4245 of ERISA) of any Multiemployer Plan, or receipt of notice from any Multiemployer Plan that it is in reorganization or insolvency, or the complete or partial withdrawal by any Credit Party from any Multiemployer Plan, which in the case of any of the foregoing, could reasonably be expected to have a Material Adverse Effect; (j) (i) except as expressly permitted under this Agreement, the Parent or any Credit Party shall be dissolved or liquidated (or any judgment, order or decree therefor shall be entered); or (ii) a creditors’ committee shall have been appointed for the business of the Parent or any Credit Party; or (iii) the Parent or any Credit Party (A) shall have made a general assignment for the benefit of creditors or (B) shall have been adjudicated bankrupt and if not an adjudication based on a filing by the Parent or any Credit Party, as applicable, it shall not have been dismissed within sixty (60) days, or (C) shall have filed a voluntary petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors, or (D) shall file an answer to a creditor’s petition or other petition filed against it, admitting the material allegations thereof for an adjudication in bankruptcy or for reorganization, or (E) shall have applied for or permitted the appointment of a receiver or trustee or custodian for any of its property or assets; or (iv) a receiver, trustee or custodian shall have been appointed for any of its property or assets (other than upon application or consent of the Parent or any Credit Party, as applicable) and shall not have been removed within sixty (60) days; or (v) an order shall be entered approving any petition for reorganization of the Parent or any Credit Party (other than upon application or consent of the Parent or any Credit Party, as applicable) and shall not have been reversed or dismissed within sixty (60) days; (k) a Change of Control; (l) Borrower, any other Credit Party or the Parent shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or (m) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms hereof or thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms (other than in accordance with the terms hereof or thereof), or cease to create a valid and perfected Lien of the priority required thereby on any material portion of the Collateral, except to the extent permitted by the terms of this Agreement or any of the other Loan Documents, or Borrower, the Parent or any Credit Party shall so state in writing. 9.2 Exercise of Remedies. If an Event of Default has occurred and is continuing hereunder: (a) with the consent of the Majority Lenders, Administrative Agent may, and shall, upon being directed to do so by the Majority Lenders, declare the Revolving Credit Aggregate Commitment terminated; (b) with the consent of the Majority Lenders, Administrative Agent may, and shall, upon being directed to do so by the Majority Lenders, declare the entire unpaid principal Indebtedness, including the Notes (but excepting Indebtedness under Lender Hedging Obligations and Lender Product Obligations), immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by Borrower; (c) upon the occurrence of any Event of Default specified in Section 9.1(j) and notwithstanding the lack of any declaration by Administrative Agent under preceding clauses (a) or (b), the entire unpaid principal Indebtedness

84134605.9 MRC Energy Company Credit Agreement 91 (excepting Indebtedness under Lender Hedging Obligations and Lender Product Obligations) shall become automatically and immediately due and payable, and the Revolving Credit Aggregate Commitment shall be automatically and immediately terminated; (d) Administrative Agent may, and shall, upon being directed to do so by the Majority Lenders, demand immediate delivery of cash collateral, and Borrower agrees to deliver such cash collateral upon demand, in an amount equal to 100% of the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit, for deposit into an account controlled by Administrative Agent; (e) Administrative Agent may, and shall, upon being directed to do so by the Majority Lenders, notify Borrower or any Credit Party that interest shall be payable on demand on all Indebtedness (other than (1) Revolving Credit Advances with respect to which Section 2.6 shall govern and (2) Lender Hedging Obligations and Lender Product Obligations) owing from time to time to Administrative Agent or any Lender, at a per annum rate equal to the then applicable Base Rate plus 2%; and (f) Administrative Agent may, and shall, upon being directed to do so by the Majority Lenders or Lenders, as applicable (subject to the terms hereof), exercise any remedy permitted by this Agreement, the other Loan Documents or law. 9.3 Rights Cumulative. No delay or failure of Administrative Agent and/or Lenders in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Administrative Agent and Lenders under this Agreement are cumulative and not exclusive of any right or remedies which Lenders would otherwise have. 9.4 Waiver by Borrower of Certain Laws. To the extent permitted by applicable law, Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, on any claim for interest on the Notes, or any security interest or mortgage contemplated by or granted under or in connection with this Agreement or any other Loan Document. These waivers have been voluntarily given, with full knowledge of the consequences thereof. 9.5 Waiver of Defaults. No Event of Default shall be waived by Administrative Agent and the Lenders except in accordance with Section 13.9. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of their rights by Administrative Agent or Lenders. No waiver of any Event of Default shall extend to any other or further Event of Default. No forbearance on the part of Administrative Agent or Lenders in enforcing any of their rights shall constitute a waiver of any of their rights. Borrower expressly agrees that this Section may not be waived or modified by Lenders or Administrative Agent by course of performance, estoppel or otherwise. 9.6 Set Off. Upon the occurrence and during the continuance of any Event of Default, each Lender, each Issuing Lender and each of their respective Affiliates may at any time and from time to time, without notice to Borrower but subject to the provisions of Section 10.3 (any requirement for such notice being expressly waived by Borrower), setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing by such Lender, such

84134605.9 MRC Energy Company Credit Agreement 92 Issuing Lender or any such Affiliate, to or for the credit or the account of Borrower or any other Credit Party against any and all of the obligations of Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, such Issuing Lender or their respective Affiliates, irrespective of whether or not such Lender, such Issuing Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of Borrower or such Credit Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such Issuing Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. Each Lender and each Issuing Lender agrees to notify Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender, each Issuing Lender and their respective Affiliates under this Section 9.6 are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender or their respective Affiliates may have. ARTICLE 10. PAYMENTS, RECOVERIES AND COLLECTIONS. 10.1 Payment Procedure. (a) All payments to be made by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise provided herein, all payments made by Borrower of principal, interest or fees hereunder shall be made without setoff or counterclaim on the date specified for payment under this Agreement and must be received by Administrative Agent not later than 1:00 p.m. (New York time) on the date such payment is required or intended to be made in Dollars in immediately available funds to Administrative Agent at Administrative Agent’s office identified on Schedule 13.6, for the ratable benefit of the Revolving Credit Lenders in the case of payments in respect of the Revolving Credit and any Letter of Credit Obligations. Any payment received by Administrative Agent after 1:00 p.m. (New York time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Upon receipt of each such payment, Administrative Agent shall make prompt payment to each applicable Lender, or, in respect of Eurodollar-based Advances, such Lender’s Eurodollar Lending Office, in like funds and currencies, of all amounts received by it for the account of such Lender. (b) Unless Administrative Agent shall have been notified in writing by Borrower at least two (2) Business Days prior to the date on which any payment to be made by Borrower is due that Borrower does not intend to remit such payment, Administrative Agent may, in its sole discretion and without obligation to do so, assume that Borrower has remitted such payment when so due and Administrative Agent may, in reliance upon such assumption, make available to each Revolving Credit Lender on such payment date an amount equal to such Lender’s share of such assumed payment. If Borrower has not in fact remitted such payment to Administrative Agent, each Lender shall forthwith on demand repay to Administrative Agent the amount of such assumed payment made available or transferred to such Lender, together with the interest thereon, in respect of each day from and including the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent at a rate per

84134605.9 MRC Energy Company Credit Agreement 93 annum equal to the Federal Funds Effective Rate for the first two (2) Business Days that such amount remains unpaid, and thereafter at a rate of interest then applicable to such Revolving Credit Advances. (c) Subject to the definition of “Interest Period” in Section 1.1 of this Agreement, whenever any payment to be made hereunder shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment. 10.2 Application of Proceeds of Collateral. Notwithstanding anything to the contrary in this Agreement, (x) in the case of any Event of Default under Section 9.1(j), immediately following the occurrence and during the continuance thereof, (y) on and after the Revolving Credit Maturity Date, and (z) in the case of any other Event of Default that is continuing: (a) upon the termination of the Revolving Credit Aggregate Commitment, or (b) the acceleration of any Indebtedness arising under this Agreement (other than Commodity Hedging Agreements and Interest Rate Agreements), or (c) at Administrative Agent’s option, or (d) upon the request of the Majority Lenders after the commencement of any remedies hereunder, all proceeds realized from the liquidation or other disposition of Collateral or otherwise received after maturity of the Indebtedness, whether by acceleration or otherwise, shall be applied: (a) first, to payment or reimbursement of that portion of the Indebtedness constituting reasonable fees, expenses and indemnities payable to the Administrative Agent in its capacity as such; (b) second, pro rata to payment or reimbursement of that portion of the Indebtedness constituting reasonable fees, expenses and indemnities payable to the Lenders; (c) third, pro rata to payment of accrued interest on Advances; (d) fourth, pro rata to payment of principal outstanding on Advances, and the payment of Lender Hedging Obligations and Lender Product Obligations; (e) fifth, pro rata to any other Indebtedness; (f) sixth, to serve as cash collateral to be held by the Administrative Agent to secure Reimbursement Obligations; and (g) seventh, any excess, after all of the Indebtedness shall have been paid in full in cash, shall be paid to Borrower or as otherwise required by law.

84134605.9 MRC Energy Company Credit Agreement 94 Notwithstanding the foregoing, amounts received from Parent or any Credit Party (or from their respective assets) that is not an Eligible Contract Participant shall not be applied to any Excluded Swap Obligations owing to a Lender Counterparty (it being understood, that in the event that any amount is applied to Indebtedness as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from such Eligible Contract Participants to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Indebtedness described in clause fourth above by Lender Counterparties that are the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Indebtedness pursuant to clause fourth above). 10.3 Pro-rata Recovery. Subject to Section 10.4(c), if any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of principal of, or interest on, any of the Advances made by it, or the participations in Letter of Credit Obligations held by it in excess of its pro rata share of payments then or thereafter obtained by all Lenders upon principal of and interest on all such Indebtedness, such Lender shall purchase from the other Lenders such participations in the Revolving Credit and/or the Letter of Credit Obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably in accordance with the applicable Revolving Credit Percentages of Lenders; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. 10.4 Treatment of a Defaulting Lender; Reallocation of Defaulting Lender’s Fronting Exposure. (a) The obligation of any Lender to make any Advance hereunder shall not be affected by the failure of any other Lender to make any Advance under this Agreement, and no Lender shall have any liability to Borrower or any of their Subsidiaries, Administrative Agent, any other Lender, or any other Person for another Lender’s failure to make any loan or Advance hereunder. (b) If any Lender shall become a Defaulting Lender, then such Defaulting Lender’s right to vote in respect of any amendment, consent or waiver of the terms of this Agreement or such other Loan Documents, or to approve or consent to any redetermination of the Borrowing Base or to direct or approve any action or inaction by Administrative Agent shall be subject to the restrictions set forth in Section 13.9. (c) To the extent and for so long as a Lender remains a Defaulting Lender and notwithstanding the provisions of Section 10.3 hereof, Administrative Agent shall be entitled, without limitation, (i) to withhold or setoff and to apply in satisfaction of those obligations for payment (and any related interest) in respect of which the Defaulting Lender shall be delinquent or otherwise in default to Administrative Agent or any Lender (or to hold as cash collateral for such delinquent obligations or any future defaults) the amounts otherwise payable to such Defaulting Lender under this Agreement or any other Loan Document, (ii) if the amount of Advances made by such Defaulting Lender is less than its

84134605.9 MRC Energy Company Credit Agreement 95 Revolving Credit Percentage requires, apply payments of principal made by Borrower amongst the Non-Defaulting Lenders on a pro rata basis until all outstanding Advances are held by all Lenders according to their respective Revolving Credit Percentages and (iii) to bring an action or other proceeding, in law or equity, against such Defaulting Lender in a court of competent jurisdiction to recover the delinquent amounts, and any related interest. Furthermore, the rights and remedies of Borrower, Administrative Agent, the Issuing Lenders, and the other Lenders against a Defaulting Lender under this Section shall be in addition to any other rights and remedies such parties may have against the Defaulting Lender under this Agreement or any of the other Loan Documents, applicable law or otherwise, and Borrower waives no rights or remedies against any Defaulting Lender. (d) If any Lender shall become a Defaulting Lender, then, for so long as such Lender remains a Defaulting Lender, any Fronting Exposure shall be reallocated by Administrative Agent at the request of any Issuing Lender among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Percentages of the Revolving Credit, but only to the extent that the sum of the aggregate principal amount of all Revolving Credit Advances made by each Non-Defaulting Lender, plus such Non-Defaulting Lender’s Revolving Credit Percentage of the aggregate outstanding principal amount of Letter of Credit Obligations prior to giving effect to such reallocation plus such Non-Defaulting Lender’s Revolving Credit Percentage of the Fronting Exposure to be reallocated does not exceed such Non- Defaulting Lender’s Revolving Credit Percentage of the Revolving Credit Aggregate Commitment, and only so long as no Default or Event of Default has occurred and is continuing on the date of such reallocation. (e) If the Fronting Exposure of a Defaulting Lender is reallocated among the Non-Defaulting Lenders pursuant to clause (d) above, then the fees payable to the Lenders pursuant to Section 3.4(a)(i) shall be adjusted in accordance with such Non-Defaulting Lenders’ reallocated Revolving Credit Percentages. (f) In the event that each of Administrative Agent, Borrower and each Issuing Lender agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then any reallocation of the Fronting Exposure of such Defaulting Lender pursuant to clause (d) above shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment Amount and on the date of such readjustment such Lender shall purchase at par such of the Advances of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Advances in accordance with its Revolving Credit Percentage. ARTICLE 11. CHANGES IN LAW OR CIRCUMSTANCES; INCREASED COSTS. 11.1 Reimbursement of Prepayment Costs. If (i) Borrower makes any prepayment of principal with respect to any Eurodollar-based Advance on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, pursuant to any mandatory provisions hereof, by acceleration, or otherwise); (ii) Borrower converts or continues (or attempts to convert or continue) any such Advance on any day other than the last day of the Interest Period applicable thereto; (iii) Borrower fails to borrow, continue, refund or convert any Eurodollar-based Advance after notice has been given by Borrower to Administrative Agent in accordance with the terms

84134605.9 MRC Energy Company Credit Agreement 96 hereof requesting such Advance; or (iv) if Borrower fails to make any payment of principal in respect of a Eurodollar-based Advance when due, Borrower shall reimburse Administrative Agent for itself and/or on behalf of any Lender, as the case may be, within ten (10) Business Days of written demand therefor for any resulting loss, cost or expense incurred (excluding the loss of any Applicable Margin) by Administrative Agent and Lenders, as the case may be, as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Administrative Agent and Lenders, as the case may be, shall have funded or committed to fund such Advance. The amount payable under this Section by Borrower to Administrative Agent for itself and/or on behalf of any Lender, as the case may be, shall be deemed to equal an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded, continued or converted, for the period from the date of such prepayment or of such failure to borrow, continue, refund or convert, through the last day of the relevant Interest Period, at the applicable rate of interest for said Advance(s) provided under this Agreement (excluding, however, the Applicable Margin included therein, if any), over (b) the amount of interest (as reasonably determined by Administrative Agent and Lenders, as the case may be) which would have accrued to Administrative Agent and Lenders, as the case may be, on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurocurrency market. Calculation of any amounts payable to any Lender under this paragraph shall be made as though such Lender shall have actually funded or committed to fund the relevant Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that any Lender may fund any Eurodollar-based Advance in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Borrower, Administrative Agent and Lenders shall deliver to Borrower a certificate setting forth in reasonable detail the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error. 11.2 Eurodollar Lending Office. For any Eurodollar-based Advance, if Administrative Agent or a Lender, as applicable, shall designate a Eurodollar Lending Office which maintains books separate from those of the rest of Administrative Agent or such Lender, Administrative Agent or such Lender, as the case may be, shall have the option of maintaining and carrying the relevant Advance on the books of such Eurodollar Lending Office. 11.3 Circumstances Affecting LIBOR Rate Availability. (a) Benchmark Replacement. (i) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Commodity Hedging Agreement or Interest Rate Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 11.3), if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes

84134605.9 MRC Energy Company Credit Agreement 97 hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. (ii) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then Term SOFR will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (ii) shall not be effective unless Administrative Agent has delivered to the Lenders and Borrower a Term SOFR Notice. (b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement (including, for the avoidance of doubt, in connection with the occurrence of a Term SOFR Transition Event), Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 11.3, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent

84134605.9 MRC Energy Company Credit Agreement 98 from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 11.3. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Administrative Agent may modify the definition of “Interest Period” or “Eurodollar-Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” or “Eurodollar- Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any request for a Eurodollar-based Advance of, conversion to or continuation of Eurodollar-based Advances to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Advances. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or grant a continuation of Eurodollar- based Advances shall be suspended until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist. Upon receipt of such notice, the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of a Eurodollar-based Advance or, failing that, will be deemed to have converted such request into a request for a Base Rate Advance in the amount specified therein. Notwithstanding the foregoing, if the Administrative Agent (i) determines that the circumstances described in clause (a) of this Section 11.3 have arisen and such circumstances are unlikely to be temporary, (ii) determines that the circumstances described in clause (a) of this Section 11.3 have not arisen but the supervisor for the administrator of the LIBOR Rate or a Governmental Authority having jurisdiction over the

84134605.9 MRC Energy Company Credit Agreement 99 Administrative Agent has made a public statement identifying a specific date after which the LIBOR Rate shall no longer be used for determining interest rates for loans, or (iii) is advised by the Majority Lenders of their determination in accordance with clause (b) of this Section 11.3, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBOR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable, provided that to the extent that the Administrative Agent determines that adoption of any portion of such market convention is not administratively feasible or that no market convention for the administration of such alternate rate of interest exists, the Administrative Agent shall administer such alternate rate of interest in a manner determined by the Administrative Agent in consultation with the Borrower. Notwithstanding anything to the contrary, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment. If a notice of an alternate rate of interest has been given and no such alternate rate of interest has been determined, and (x) the circumstances under clause (i) or (iii) above exist or (y) the specific date referred to in clause (ii) has occurred (as applicable), the Base Rate shall be calculated without regard to clause (c) of the definition thereof. Provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. 11.4 Laws Affecting LIBOR Rate Availability. If any Change in Law shall make it unlawful or impossible for any of Lenders (or any of their respective Eurodollar Lending Offices) to honor its obligations hereunder to make or maintain any Advance which bears interest at or by reference to the LIBOR Rate, such Lender shall forthwith give notice thereof to Borrower and to Administrative Agent. Thereafter, (a) the obligations of the applicable Lenders to make Advances which bear interest at or by reference to the LIBOR Rate and the right of Borrower to convert an Advance into or continue or refund an Advance as an Advance which bears interest at or by reference to the LIBOR Rate shall be suspended and thereafter only the Base Rate shall be available, and (b) if any of Lenders may not lawfully continue to maintain an Advance which bears interest at or by reference to the LIBOR Rate, the applicable Advance shall immediately be converted to an Advance which bears interest at or by reference to the Base Rate. 11.5 Increased Cost of Advances Carried at the LIBOR Rate. If any Change in Law shall: (a) subject any Recipient to any Taxes (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (iii) Connection Income Taxes) on its advances, loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

84134605.9 MRC Energy Company Credit Agreement 100 (b) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any of Lenders (or any of their respective Eurodollar Lending Offices) (except any reserve requirement reflected in the Eurodollar-based rate) or shall impose on any of Lenders (or any of their respective Eurodollar Lending Offices) or the foreign exchange and interbank markets any other condition (other than Taxes) affecting any Eurodollar-based Advance; and the result of any of the foregoing matters is to increase the costs to any of Lenders by an amount that any such Lender in its sole and absolute discretion deems material, of maintaining any part of the Indebtedness hereunder as an Advance which bears interest at or by reference to the LIBOR Rate or to reduce the amount of any sum received or receivable by any of Lenders under this Agreement in respect of an Advance which bears interest at or by reference to the LIBOR Rate, then such Lender shall promptly notify Administrative Agent, and Administrative Agent shall promptly notify Borrower of such fact and demand compensation therefor and, within thirty (30) Business Days after such notice, Borrower agrees to pay to such Lender or Lenders such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction, provided that each Lender agrees to take any reasonable action, to the extent such action could be taken without cost or administrative or other burden or restriction to such Lender, to mitigate or eliminate such cost or reduction, within a reasonable time after becoming aware of the foregoing matters. Administrative Agent will promptly notify Borrower of any event of which it has knowledge which will entitle Lenders to compensation pursuant to this Section, or which will cause Borrower to incur additional liability under Section 11.1, provided that Administrative Agent shall incur no liability whatsoever to Lenders or Borrower in the event it fails to do so. A certificate of Administrative Agent (or such Lender, if applicable) setting forth the basis for determining such additional amount or amounts necessary to compensate such Lender or Lenders shall accompany such demand and shall be conclusively presumed to be correct absent manifest error. Notwithstanding anything to the contrary contained in this Section 11.5, Borrower shall not be required to reimburse or pay any costs or expenses to any Lender as required by such sections which have accrued more than 180 days prior to such Lender’s giving notice to Borrower that such Lender has suffered or incurred such costs or expenses, and none of the Lenders shall be permitted to pass through to Borrower costs and expenses under this Section 11.5 which are not also passed through by such Lender to other customers of such Lender similarly situated when such customer is subject to documents containing substantively similar provisions as those contained in such Section. 11.6 Capital Adequacy and Other Increased Costs. If, after the Effective Date, the adoption or introduction of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to any Lender or Administrative Agent, or any interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender or Administrative Agent with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk based capital guidelines, affects or would affect the amount of capital or liquidity required to be maintained by such Lender

84134605.9 MRC Energy Company Credit Agreement 101 or Administrative Agent (or any corporation controlling such Lender or Administrative Agent) and such Lender or Administrative Agent, as the case may be, determines that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s or Administrative Agent’s obligations or Advances hereunder, the effect of such Change in Law to result in such an increase, and such increase has the effect of reducing the rate of return on such Lender’s or Administrative Agent’s (or such controlling corporation’s) capital as a consequence of such obligations or Advances hereunder to a level below that which such Lender or Administrative Agent (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender or Administrative Agent to be material (collectively, “Increased Costs”), then Administrative Agent or such Lender shall notify Borrower, and thereafter Borrower shall pay to such Lender or Administrative Agent, as the case may be, within ten (10) Business Days of written demand therefor from such Lender or Administrative Agent, additional amounts sufficient to compensate such Lender or Administrative Agent (or such controlling corporation) for any increase in the amount of capital or liquidity and reduced rate of return which such Lender or Administrative Agent reasonably determines to be allocable to the existence of such Lender’s or Administrative Agent’s obligations or Advances hereunder. A statement setting forth the amount of such compensation, the methodology for the calculation and the calculation thereof which shall also be prepared in good faith and in reasonable detail by such Lender or Administrative Agent, as the case may be, shall be submitted by such Lender or by Administrative Agent to Borrower, reasonably promptly after becoming aware of any event described in this Section 11.6 and shall be conclusively presumed to be correct, absent manifest error. Notwithstanding anything to the contrary contained in this Section 11.6, Borrower shall not be required to reimburse or pay any costs or expenses to any Lender as required by this Section which have accrued more than 180 days prior to such Lender’s giving notice to Borrower that such Lender has suffered or incurred such costs or expenses, and none of the Lenders shall be permitted to pass through to Borrower costs and expenses under this Section 11.6 which are not also passed through by such Lender to other customers of such Lender similarly situated when such customer is subject to documents containing substantively similar provisions as those contained in this Section. 11.7 Right of Lenders to Fund through Branches and Affiliates. Each Lender may, if it so elects, fulfill its commitment as to any Advance hereunder by designating a branch or Affiliate of such Lender to make such Advance; provided that (a) such Lender shall remain solely responsible for the performances of its obligations hereunder and (b) no such designation shall result in any material increased costs to Borrower. 11.8 Margin Adjustment. Adjustments to the Applicable Margins and the Applicable Fee Percentages set forth on Schedule 1.1 shall be calculated by Administrative Agent and based on the Borrowing Base Utilization in effect from time to time. Each change in the Applicable Margins and the Applicable Fee Percentages (based on the Borrowing Base Utilization) shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change; provided, however, that if at any time Borrower fails to deliver a Reserve Report within five (5) days of the date required to be delivered pursuant to Section 7.15, and for each day during the period from and including such date to but excluding the date on which such Reserve Report is delivered, the Applicable Margins and Applicable Fee Percentages shall be at the highest level on the Applicable Margin Grid.

84134605.9 MRC Energy Company Credit Agreement 102 11.9 Taxes. (a) Defined Terms. For purposes of this Section 11.9, the term “Lender” includes any Issuing Lender and the term “applicable law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this paragraph (a)) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by Borrower. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by Borrower. The Credit Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this paragraph (d) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.7(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any

84134605.9 MRC Energy Company Credit Agreement 103 and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 11.9, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and the Administrative Agent, at the time or times reasonably requested by Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or the Administrative Agent as will enable Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clause (i), (ii) and (iv) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing: (i) any Lender that is a U.S. Person shall deliver to Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (ii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), whichever of the following is applicable: (A) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (2) with respect to payments of interest under any Loan Document, executed originals of IRS

84134605.9 MRC Energy Company Credit Agreement 104 Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) executed originals of IRS Form W-8ECI; (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (1) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (2) executed originals of IRS Form W-8BEN; or (D) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (iii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (iv) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Borrower and the Administrative Agent at

84134605.9 MRC Energy Company Credit Agreement 105 the time or times prescribed by law and at such time or times reasonably requested by Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Borrower or the Administrative Agent as may be necessary for Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 11.9 (including by the payment of additional amounts pursuant to this Section 11.9), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 11.9 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 11.9 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. ARTICLE 12. AGENT. 12.1 Appointment of Administrative Agent. Each Lender and the holder of each Note (if issued) irrevocably appoints and authorizes Administrative Agent to act on behalf of such

84134605.9 MRC Energy Company Credit Agreement 106 Lender or holder under this Agreement and the other Loan Documents and to exercise such powers hereunder and thereunder as are specifically delegated to Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto, including without limitation the power to execute or authorize the execution of financing or similar statements or notices, and other documents. In performing its functions and duties under this Agreement, Administrative Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Credit Party. 12.2 Deposit Account with Administrative Agent or any Lender. Unless such authorization is revoked by written notice to Administrative Agent, Borrower authorizes Administrative Agent, in Administrative Agent’s sole discretion, upon notice to Borrower to charge its general deposit account(s), if any, maintained with Administrative Agent for the amount of any principal, interest, or other amounts or costs due under this Agreement when the same become due and payable under the terms of this Agreement or the Notes. 12.3 Scope of Administrative Agent’s Duties. Administrative Agent shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement or otherwise, have a fiduciary relationship with any Lender (and no implied covenants or other obligations shall be read into this Agreement against Administrative Agent). None of Administrative Agent, its Affiliates nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it or them under this Agreement or any document executed pursuant hereto, or in connection herewith or therewith with the consent or at the request of the Majority Lenders or the Supermajority Lenders (or all of Lenders for those acts requiring consent of all of Lenders) (except for its or their own willful misconduct or gross negligence), nor be responsible for or have any duties to ascertain, inquire into or verify (a) any recitals or warranties made by the Credit Parties or any Affiliate of the Credit Parties, or any officer thereof contained herein or therein, (b) the effectiveness, enforceability, validity or due execution of this Agreement or any document executed pursuant hereto or any security thereunder, (c) the performance by the Credit Parties of their respective obligations hereunder or thereunder, or (d) the satisfaction of any condition hereunder or thereunder, including without limitation in connection with the making of any Advance or the issuance of any Letter of Credit. Administrative Agent and its Affiliates shall be entitled to rely upon any certificate, notice, document or other communication (including any cable, telegraph, telex, facsimile transmission or oral communication) believed by it to be genuine and correct and to have been sent or given by or on behalf of a proper person. Administrative Agent may treat the payee of any Note as the holder thereof. Administrative Agent may employ agents and may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to Lenders (except as to money or property received by them or their authorized agents), for the negligence or misconduct of any such agent selected by it with reasonable care or for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. 12.4 Successor Administrative Agent. Administrative Agent may resign as such at any time upon at least thirty (30) days prior notice to Borrower and each of Lenders. If Administrative Agent at any time shall resign or if the office of Administrative Agent shall become vacant for any other reason, Majority Lenders shall, by written instrument, appoint successor

84134605.9 MRC Energy Company Credit Agreement 107 agent(s) (“Successor Administrative Agent”) satisfactory to such Majority Lenders and, so long as no Default or Event of Default has occurred and is continuing, to Borrower (which approval shall not be unreasonably withheld or delayed); provided, however that any such Successor Administrative Agent shall be a bank or a trust company or other financial institution which maintains an office in the United States, or a commercial bank organized under the laws of the United States or any state thereof, or any Affiliate of such bank or trust company or other financial institution which is engaged in the banking business, and shall have a combined capital and surplus of at least $500,000,000. Such Successor Administrative Agent shall thereupon become Administrative Agent hereunder, as applicable, and Administrative Agent shall deliver or cause to be delivered to any successor agent such documents of transfer and assignment as such Successor Administrative Agent may reasonably request. If a Successor Administrative Agent is not so appointed or does not accept such appointment before the resigning Administrative Agent’s resignation becomes effective, the resigning Administrative Agent may appoint a temporary successor to act until such appointment by the Majority Lenders and, if applicable, Borrower, is made and accepted, or if no such temporary successor is appointed as provided above by the resigning Administrative Agent, the Majority Lenders shall thereafter perform all of the duties of the resigning Administrative Agent hereunder until such appointment by the Majority Lenders and, if applicable, Borrower, is made and accepted. Such Successor Administrative Agent shall succeed to all of the rights and obligations of the resigning Administrative Agent as if originally named. The resigning Administrative Agent shall duly assign, transfer and deliver to such Successor Administrative Agent all moneys at the time held by the resigning Administrative Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed hereunder. Upon such succession of any such Successor Administrative Agent, the resigning Administrative Agent shall be discharged from its duties and obligations, in its capacity as Administrative Agent hereunder, except for its gross negligence or willful misconduct arising prior to its resignation hereunder, and the provisions of this Article 12 shall continue in effect for the benefit of the resigning Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent. 12.5 Credit Decisions. Each Lender acknowledges that it has, independently of Administrative Agent and each other Lender and based on the financial statements of Borrower and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to extend credit hereunder from time to time. Each Lender also acknowledges that it will, independently of Administrative Agent and each other Lender and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, any Loan Document or any other document executed pursuant hereto. 12.6 Authority of Administrative Agent to Enforce This Agreement. Each Lender, subject to the terms and conditions of this Agreement, grants Administrative Agent full power and authority as attorney-in-fact to institute and maintain actions, suits or proceedings for the collection and enforcement of any Indebtedness outstanding under this Agreement or any other Loan Document and to file such proofs of debt or other documents as may be necessary to have the claims of Lenders allowed in any proceeding relative to any Credit Party, or their respective creditors or affecting their respective properties, and to take such other actions which

84134605.9 MRC Energy Company Credit Agreement 108 Administrative Agent considers to be necessary or desirable for the protection, collection and enforcement of the Notes, this Agreement or the other Loan Documents. 12.7 Indemnification of Administrative Agent. Lenders agree (which agreement shall survive the expiration or termination of this Agreement) to indemnify Administrative Agent and its Affiliates (to the extent not reimbursed by Borrower, but without limiting any obligation of Borrower to make such reimbursement), ratably according to their respective Revolving Credit Percentages, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever (including, without limitation, reasonable fees and expenses of house and outside counsel) which may be imposed on, incurred by, or asserted against Administrative Agent and its Affiliates in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or any action taken or omitted by Administrative Agent and its Affiliates under this Agreement or any of the Loan Documents; provided, however, that no Lender shall be liable for any portion of such claims, damages, losses, liabilities, costs or expenses resulting from Administrative Agent’s or its Affiliate’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse Administrative Agent and its Affiliates promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of in-house and outside counsel) incurred by Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents, to the extent that Administrative Agent and its Affiliates are not reimbursed for such expenses by Borrower, but without limiting the obligation of Borrower to make such reimbursement. Each Lender agrees to reimburse Administrative Agent and its Affiliates promptly upon demand for its ratable share of any amounts owing to Administrative Agent and its Affiliates by Lenders pursuant to this Section, provided that, if Administrative Agent or its Affiliates are subsequently reimbursed by Borrower for such amounts, they shall refund to Lenders on a pro rata basis the amount of any excess reimbursement. If the indemnity furnished to Administrative Agent and its Affiliates under this Section shall become impaired as determined in Administrative Agent’s reasonable judgment or Administrative Agent shall elect in its sole discretion to have such indemnity confirmed by Lenders (as to specific matters or otherwise), Administrative Agent shall give notice thereof to each Lender and, until such additional indemnity is provided or such existing indemnity is confirmed, Administrative Agent may cease, or not commence, to take any action. 12.8 Knowledge of Default. It is expressly understood and agreed that Administrative Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing, unless the officers of Administrative Agent immediately responsible for matters concerning this Agreement shall have received a written notice from a Lender or a Borrower specifying such Default or Event of Default and stating that such notice is a “notice of default”. Upon receiving such a notice, Administrative Agent shall promptly notify each Lender of such Default or Event of Default and provide each Lender with a copy of such notice and shall endeavor to provide such notice to Lenders within three (3) Business Days (but without any liability whatsoever in the event of its failure to do so). Administrative Agent shall also furnish Lenders, promptly upon receipt, with copies of all other notices or other information required to be provided by Borrower hereunder.

84134605.9 MRC Energy Company Credit Agreement 109 12.9 Administrative Agent’s Authorization; Action by Lenders. Except as otherwise expressly provided herein, whenever Administrative Agent is authorized and empowered hereunder on behalf of Lenders to give any approval or consent, or to make any request, or to take any other action on behalf of Lenders (including without limitation the exercise of any right or remedy hereunder or under the other Loan Documents), Administrative Agent shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by the Majority Lenders, the Supermajority Lenders or Lenders, as applicable hereunder. Action that may be taken by the Majority Lenders, the Supermajority Lenders, any other specified Revolving Credit Percentage of Lenders or all of Lenders, as the case may be (as provided for hereunder) may be taken (i) pursuant to a vote of the requisite percentages of Lenders as required hereunder at a meeting (which may be held by telephone conference call), provided that Administrative Agent exercises good faith, diligent efforts to give all of Lenders reasonable advance notice of the meeting, or (ii) pursuant to the written consent of the requisite percentages of Lenders as required hereunder, provided that all of Lenders are given reasonable advance notice of the requests for such consent. 12.10 Enforcement Actions by Administrative Agent. Except as otherwise expressly provided under this Agreement or in any of the other Loan Documents and subject to the terms hereof, Administrative Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other Loan Documents as the Majority Lenders, the Supermajority Lenders, or all of Lenders, as the case may be (as provided for hereunder), shall direct; provided, however, that Administrative Agent shall not be required to act or omit to act if, in the reasonable judgment of Administrative Agent, such action or omission may expose Administrative Agent to personal liability for which Administrative Agent has not been satisfactorily indemnified hereunder or is contrary to this Agreement, any of the Loan Documents or applicable law. Except as expressly provided above or elsewhere in this Agreement or the other Loan Documents, no Lender (other than Administrative Agent, acting in its capacity as agent) shall be entitled to take any enforcement action of any kind under this Agreement or any of the other Loan Documents. 12.11 Collateral Matters. Administrative Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain a perfected security interest in and Liens upon the Collateral granted pursuant to the Loan Documents. 12.12 Administrative Agent in its Individual Capacity. RBC and its Affiliates, successors and assigns shall each have the same rights and powers hereunder as any other Lender and may exercise or refrain from exercising the same as though such Lender were not Administrative Agent. RBC and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Credit Parties as if such Lender were not acting as Administrative Agent hereunder, and may accept fees and other consideration therefor without having to account for the same to Lenders. 12.13 Administrative Agent’s Fees. Borrower shall pay to the Administrative Agent the administrative agency fee set forth in the Fee Letter until the Indebtedness has been repaid and

84134605.9 MRC Energy Company Credit Agreement 110 discharged in full and no commitment to extend any credit hereunder is outstanding. The agency fees referred to in this Section 12.13 shall not be refundable under any circumstances. 12.14 Documentation Administrative Agent or other Titles. Any Lender identified on the facing page or signature page of this Agreement or in any amendment hereto or as designated with consent of Administrative Agent in any assignment agreement as Lead Arranger, Documentation Agent, Syndication Agent or any similar titles, shall not have any right, power, obligation, liability, responsibility or duty under this Agreement as a result of such title other than those applicable to all Lenders as such. Without limiting the foregoing, Lenders so identified shall not have or be deemed to have any fiduciary relationship with any Lender as a result of such title. Each Lender acknowledges that it has not relied, and will not rely, on Lender so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. 12.15 No Reliance on Administrative Agent’s Customer Identification Program. (a) Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other anti-terrorism law, including any programs involving any of the following items relating to or in connection with Borrower or any of its Subsidiaries, any of their respective Affiliates or agents, the Loan Documents or the transactions hereunder: (i) any identity verification procedures, (ii) any record keeping, (iii) any comparisons with government lists, (iv) any customer notices or (v) any other procedures required under the CIP Regulations or such other laws. (b) Each Lender or assignee or participant of a Lender that is not organized under the laws of the United States or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to Administrative Agent the certification, or, if applicable, recertification, certifying that such Lender is not a “shell” and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (x) within 10 days after the Effective Date, and (y) at such other times as are required under the USA Patriot Act. 12.16 Certain Payments (a) Each Lender hereby agrees that if, at any time, (i) it receives any amount from Administrative Agent on account of the Indebtedness, whether for principal, interest, fees or otherwise (the “Applicable Payment”), and whether or not such amount or any other amount is then due and owing to such Lender by Borrower or any Credit Party, and (ii) Administrative Agent subsequently notifies such Lender that the Applicable Payment was either (A) made in error or (B) has not been reimbursed by Borrower, in whole or in part,

84134605.9 MRC Energy Company Credit Agreement 111 to Administrative Agent within the time specified thereof under this Agreement, then: (x) such Lender shall promptly return such amount (or, if applicable, its ratable share of the unreimbursed portion thereof) to Administrative Agent within one (1) Business Day following notice thereof and (y) any amounts not so returned shall bear interest at the Federal Funds Effective Rate. Administrative Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender or other Person shall be to recover the amount from the Person that actually received it. (b) Borrower and each other Credit Party hereby agrees that (x) in the event an Applicable Payment (or portion thereof) is not recovered from any Lender, including, without limitation, any Issuing Lender, that has received such Applicable Payment (or any portion thereof) for any reason, Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Applicable Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Indebtedness owed by Borrower or any other Credit Party except, in each case, to the extent such Applicable Payment is, and solely with respect to the amount of such Applicable Payment that is, comprised of funds received by Administrative Agent from Borrower or any other Credit Party for the purpose of making such Applicable Payment. (c) This Section 12.16 shall survive the resignation or replacement of Administrative Agent hereunder and/or any termination of the Commitments or repayment, satisfaction or discharge of the Indebtednesss (or any portion thereof) under any Loan Document. ARTICLE 13. MISCELLANEOUS. 13.1 Accounting Principles. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and Borrower notifies Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if Administrative Agent notifies Borrower that Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, for the purposes of calculating compliance with any covenant in this Agreement or any other Loan Document, no effect shall be given to any change in GAAP arising out of a change described in the Proposed Accounting Standards Update to Leases (Topic 840) dated August 17, 2010 or a substantially similar pronouncement. 13.2 Consent to Jurisdiction. Borrower, Administrative Agent and Lenders hereby irrevocably submit to the non-exclusive jurisdiction of any United States Federal Court or Texas state court sitting in Dallas, Texas in any action or proceeding arising out of or relating to this

84134605.9 MRC Energy Company Credit Agreement 112 Agreement or any of the Loan Documents and the parties hereto irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court or Texas state court. Each of the parties irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Texas by the delivery of copies of such process to it at the applicable addresses specified on the signature page hereto or by certified mail directed to such address or such other address as may be designated by it in a notice to the other parties that complies as to delivery with the terms of Section 13.6. Nothing in this Section shall affect the right of any party to serve process in any other manner permitted by law or limit the right of Lenders or Administrative Agent (or any of them) to bring any such action or proceeding against any party hereto, or any of their property in the courts with subject matter jurisdiction of any other jurisdiction. Each of the parties irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts. 13.3 Law of Texas. This Agreement, the Notes and, except where otherwise expressly specified therein to be governed by local law, the other Loan Documents shall be governed by and construed and enforced in accordance with the laws of the State of Texas (without regard to its conflict of laws provisions). Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. 13.4 Interest. It is the intent of Borrower and each Lender in the execution and performance of this Agreement and the other Loan Documents to contract in strict compliance with applicable usury laws, including conflicts of law concepts, governing the Advances of each Lender including such applicable laws of the State of Texas, if any, and the United States of America from time to time in effect. In furtherance thereof, Lenders and Borrower stipulate and agree that none of the terms and provisions contained in this Agreement or the other Loan Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum nonusurious interest rate under applicable law (the “Maximum Rate”) and that for purposes of this Agreement “interest” shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged or received under this Agreement; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts taken, reserved, charged, received or paid on the Advances, include amounts which by applicable law are deemed interest which would exceed the Maximum Rate, then such excess shall be deemed to be a mistake and each Lender receiving same shall credit the same on the outstanding principal of the Indebtedness (other than Lender Hedging Obligations and Lender Product Obligations) owing to such Lender (or if such Indebtedness shall have been paid in full, refund said excess to Borrower). In the event that the maturity of the Indebtedness (other than Lender Hedging Obligations and Lender Product Obligations) is accelerated by reason of any election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Maximum Rate, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on such Indebtedness (or, if such Indebtedness shall have been paid in full, refunded to Borrower of such interest). In determining whether or not the interest paid or payable

84134605.9 MRC Energy Company Credit Agreement 113 under any specific contingencies exceeds the Maximum Rate, Borrower and Lenders shall to the maximum extent permitted under applicable law amortize, prorate, allocate and spread in equal parts during the period of the full stated term of the Indebtedness all amounts considered to be interest under applicable law at any time contracted for, charged, received or reserved in connection with the Indebtedness. The provisions of this Section shall control over all other provisions of this Agreement or the other Loan Documents which may be in apparent conflict herewith. For purposes of determining the Maximum Rate under the law of the State of Texas, the applicable interest rate ceiling shall be the “weekly ceiling” from time to time in effect under Chapter 303 of the Texas Finance Code, as amended. 13.5 Closing Costs and Other Costs; Indemnification. (a) Borrower shall pay or reimburse (i) Administrative Agent and its Affiliates for payment of, on demand, all reasonable and documented out-of-pocket costs and expenses, including, by way of description and not limitation, reasonable outside attorney fees and advisor fees and advances, appraisal and accounting fees, lien search fees, and required travel costs, incurred by Administrative Agent and its Affiliates in connection with the commitment, syndication, negotiation, consummation, closing and funding of the loans contemplated hereby, or in connection with the preparation, administration or enforcement of this Agreement or the other Loan Documents (including the obtaining of legal advice regarding the rights and responsibilities of the parties hereto) or any refinancing or restructuring of the loans or Advances provided under this Agreement or the other Loan Documents, or any amendment, revision, modification, consent or waiver thereof requested by Borrower, and (ii) Administrative Agent and its Affiliates and each of Lenders, as the case may be, for all stamp and other taxes and duties payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby (other than Excluded Taxes), and any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or duties. Furthermore, Borrower shall pay or reimburse all reasonable and documented out-of pocket costs and expenses, including without limitation reasonable attorney fees and advisor fees, incurred by Administrative Agent and its Affiliates and, after the occurrence and during the continuance of an Event of Default, by Lenders in revising, preserving, protecting, exercising or enforcing any of its or any of Lenders’ rights against Borrower or any other Credit Party, or otherwise incurred by Administrative Agent and its Affiliates and Lenders in connection with any Event of Default or the enforcement of the Advances (whether incurred through negotiations, legal proceedings or otherwise), including by way of description and not limitation, such charges in any court or bankruptcy proceedings or arising out of any claim or action by any person against Administrative Agent, its Affiliates, or any Lender which would not have been asserted were it not for Administrative Agent’s or such Affiliate’s or Lender’s relationship with Borrower hereunder or otherwise, shall also be paid by Borrower. Borrower shall pay any amounts due under this Section 13.5 within thirty (30) days of the receipt by Borrower of notice of the amount due. (b) BORROWER AGREES TO INDEMNIFY AND HOLD ADMINISTRATIVE AGENT, ISSUING LENDER AND EACH LENDER AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH, AN

84134605.9 MRC Energy Company Credit Agreement 114 “INDEMNIFIED PERSON”) HARMLESS FROM ALL LOSS, COST, DAMAGE, LIABILITY OR EXPENSES, INCLUDING REASONABLE DOCUMENTED OUTSIDE ATTORNEYS’ FEES AND DISBURSEMENTS (BUT WITHOUT DUPLICATION OF SUCH FEES AND DISBURSEMENTS FOR THE SAME SERVICES), INCURRED BY ANY INDEMNIFIED PERSON BY REASON OF AN EVENT OF DEFAULT, OR ENFORCING THE OBLIGATIONS OF ANY CREDIT PARTY UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AS APPLICABLE, OR IN THE PROSECUTION OR DEFENSE OF ANY ACTION OR PROCEEDING CONCERNING ANY MATTER GROWING OUT OF OR CONNECTED WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, EXCLUDING, HOWEVER, ANY LOSS, COST, DAMAGE, LIABILITY OR EXPENSES TO THE EXTENT ARISING, AS TO ANY INDEMNIFIED PERSON, (1) AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT, (2) AS A RESULT OF A MATERIAL BREACH IN BAD FAITH BY SUCH INDEMNIFIED PERSON OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR ANY LOAN DOCUMENT, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT, OR (3) AS A RESULT OF DISPUTES SOLELY BETWEEN INDEMNIFIED PERSONS AND NOT RELATING TO ANY ACTION OF SUCH INDEMNIFIED PARTY IN ITS CAPACITY AS ADMINISTRATIVE AGENT OR ISSUING LENDER. (c) BORROWER AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS EACH INDEMNIFIED PERSON FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, PENALTIES, FINES, LIABILITIES, SETTLEMENTS, DAMAGES, COSTS OR EXPENSES OF WHATEVER KIND OR NATURE (INCLUDING WITHOUT LIMITATION, REASONABLE AND DOCUMENTED ATTORNEYS AND CONSULTANTS FEES, INVESTIGATION AND LABORATORY FEES, ENVIRONMENTAL STUDIES REQUIRED BY ADMINISTRATIVE AGENT OR ANY LENDER IN CONNECTION WITH THE VIOLATION OF HAZARDOUS MATERIAL LAWS), COURT COSTS AND LITIGATION EXPENSES, ARISING OUT OF OR RELATED TO (I) THE PRESENCE, USE, DISPOSAL, RELEASE OR THREATENED RELEASE OF ANY HAZARDOUS MATERIALS ON, FROM OR AFFECTING ANY PREMISES OWNED OR OCCUPIED BY ANY CREDIT PARTY IN VIOLATION OF OR THE NON-COMPLIANCE WITH APPLICABLE HAZARDOUS MATERIAL LAWS, (II) ANY PERSONAL INJURY (INCLUDING WRONGFUL DEATH) OR PROPERTY DAMAGE (REAL OR PERSONAL) ARISING OUT OF OR RELATED TO SUCH HAZARDOUS MATERIALS, (III) ANY LAWSUIT OR OTHER PROCEEDING BROUGHT OR THREATENED, SETTLEMENT REACHED OR GOVERNMENTAL ORDER OR DECREE RELATING TO SUCH HAZARDOUS MATERIALS, AND/OR (IV) COMPLYING OR COMING INTO COMPLIANCE WITH ALL HAZARDOUS MATERIAL LAWS (INCLUDING THE COST OF ANY REMEDIATION OR MONITORING REQUIRED IN CONNECTION THEREWITH) OR ANY OTHER REQUIREMENT OF LAW; PROVIDED, HOWEVER, THAT BORROWER SHALL HAVE NO OBLIGATIONS UNDER THIS SECTION 13.5(C) WITH RESPECT TO CLAIMS, DEMANDS, PENALTIES, FINES,

84134605.9 MRC Energy Company Credit Agreement 115 LIABILITIES, SETTLEMENTS, DAMAGES, COSTS OR EXPENSES OWING TO ANY INDEMNIFIED PERSON TO THE EXTENT ARISING (A) AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT, OR (B) AFTER SUCH INDEMNIFIED PERSON THEREOF TAKES POSSESSION OR CONTROL OF THE RELEVANT PROPERTY AND NOT RESULTING FROM ANY ACTIONS OR OMISSIONS OF BORROWER, PARENT OR ANY OF ITS SUBSIDIARIES. THE OBLIGATIONS OF BORROWER UNDER THIS SECTION 13.5(C) SHALL BE IN ADDITION TO ANY AND ALL OTHER OBLIGATIONS AND LIABILITIES BORROWER MAY HAVE TO ADMINISTRATIVE AGENT, ANY OF LENDERS OR ANY OTHER INDEMNIFIED PERSON AT COMMON LAW OR PURSUANT TO ANY OTHER AGREEMENT. (d) To the extent permitted by applicable law, (i) no Credit Party shall assert, and each hereby waives, any claim against any Indemnified Person and (ii) neither the Administrative Agent, nor any Issuing Lender or any Lender shall assert, and each hereby waives, any claim against any Credit Party, in each case, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transaction contemplated hereby, any Advance or Letter of Credit or the use of the proceeds thereof. 13.6 Notices. (a) Except as expressly provided otherwise in this Agreement (and except as provided in clause (b) below), all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be given by personal delivery, by mail, by reputable overnight courier or by facsimile and addressed or delivered to it at its address set forth on Schedule 13.6 or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this Section 13.6 or posted to an E-System set up by or at the direction of Administrative Agent (as set forth below). Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received or when delivery is refused; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given two (2) Business Days after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if transmitted by facsimile, shall be deemed given when received. Administrative Agent may, but shall not be required to, take any action on the basis of any notice given to it by telephone, but the giver of any such notice shall promptly confirm such notice in writing or by facsimile, and such notice will not be deemed to have been received until such confirmation is deemed received in accordance with the provisions of this Section set forth above. If such telephonic notice conflicts with any such confirmation, the terms of such written notice shall control. Any notice given by Administrative Agent or any Lender to Borrower shall be deemed to be a notice to all of the Credit Parties.

84134605.9 MRC Energy Company Credit Agreement 116 (b) Notices and other communications provided to Administrative Agent, the Issuing Lenders and Lenders party hereto under this Agreement or any other Loan Document may be delivered or furnished by electronic communication (including email and Internet or intranet websites) pursuant to procedures approved by Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 and Article 3 or to Compliance Certificates delivered pursuant to Section 7.2(a) unless otherwise agreed by the Administrative Agent, the applicable Issuing Lender or the applicable Lender, as the case may be. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications (including email and any E-System) pursuant to procedures approved by it. Unless otherwise agreed to in a writing by and among the parties to a particular communication, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, return email, or other written acknowledgment) and (ii) notices and other communications posted to any E-System shall be deemed received upon the deemed receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or other communication is available and identifying the website address therefore. (c) Each of Borrower, the Administrative Agent and each Issuing Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to Borrower, the Administrative Agent and each Issuing Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to Borrower or its securities for purposes of United States Federal or state securities laws. 13.7 Successors and Assigns; Participations; Assignments. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with

84134605.9 MRC Energy Company Credit Agreement 117 the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment Amount and the Advances at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment Amount and/or the Advances at the time owing to it, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Revolving Credit Commitment Amount (which for this purpose includes Advances outstanding thereunder) or, if the applicable Revolving Credit Commitment Amount is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advance or the Revolving Credit Commitment Amount assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of

84134605.9 MRC Energy Company Credit Agreement 118 Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender or an Affiliate of a Lender; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender or an Affiliate of such Lender; and (C) the consent of each Issuing Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for which Borrower shall not be responsible; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) Borrower or any of Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) a hedge fund, loan fund, investment fund, trust or other similar investment vehicle or entity without the prior written approval of Borrower. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person. (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances and participations in Letters of Credit in accordance with its Revolving Credit Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest

84134605.9 MRC Energy Company Credit Agreement 119 shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 3.4(c), Section 11.1, Section 11.5, Section 11.6, Section 11.9 and Section 13.5 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices in the United States of America a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitment Amounts of, and principal amounts (and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or Borrower or any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment Amount and/or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower, the Administrative Agent, the Issuing Lenders and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.7 with respect to any payments made by such Lender to its Participant(s).

84134605.9 MRC Energy Company Credit Agreement 120 Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 13.9(b) that affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Section 3.4(c), Section 11.1, Section 11.5, Section 11.6, and Section 11.9 (subject to the requirements and limitations therein, including the requirements under Section 11.9(g) (it being understood that the documentation required under Section 11.9(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 13.11 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 3.4(c), Section 11.5, Section 11.6 or Section 11.9, with respect to any participation, than its participating Lender would have been entitled to receive, unless the sale of the participation to such Participant is made with Borrower’s prior written consent. Each Lender that sells a participation agrees, at Borrower's request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 13.11 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.6 as though it were a Lender; provided that such Participant agrees to be subject to Section 10.3 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 13.8 Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which

84134605.9 MRC Energy Company Credit Agreement 121 shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement or any other Loan Document shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act. Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission. 13.9 Amendment and Waiver. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and the Majority Lenders (or by Administrative Agent at the written request of the Majority Lenders) or, if this Agreement expressly so requires with respect to the subject matter thereof, by all Lenders (and, with respect to any amendments to this Agreement or the other Loan Documents, by the Parent, or any Credit Party or the Guarantors that are signatories thereto), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. All references in this Agreement to “Lenders” shall refer to all Lenders, unless expressly stated to refer to Majority Lenders or Supermajority Lenders (or the like). (b) Notwithstanding anything to the contrary herein, (i) no amendment, waiver or consent shall increase the stated amount of any Lender’s Revolving Credit Commitment Amount hereunder without such Lender’s consent; (ii) no amendment, waiver or consent shall, unless in writing and signed by each Lender holding Indebtedness directly affected thereby, do any of the following: (A) reduce the principal of, or interest on, any outstanding Advance or Letter of Credit Obligation or any Fees or other amounts payable hereunder; or

84134605.9 MRC Energy Company Credit Agreement 122 (B) postpone any date fixed for any payment of principal of, or interest on, any outstanding Indebtedness (other than Lender Hedging Obligations and Lender Product Obligations) or any Fees or other amounts payable hereunder (except with respect to the payments required under Section 2.10); (iii) no amendment, waiver or consent shall, unless in writing and signed by all Lenders, do any of the following: (A) change any of the provisions of this Section 13.9 or the definitions of “Majority Lenders”, “Supermajority Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder; (B) increase the Borrowing Base or modify the definition of “Borrowing Base”; (C) except as expressly permitted hereunder or under the Collateral Documents, release all or substantially all of the Collateral (provided that neither Administrative Agent nor any Lender shall be prohibited thereby from proposing or participating in a consensual or nonconsensual debtor-in-possession or similar financing), or release any material guaranty provided by any Person in favor of Administrative Agent and Lenders, provided however that Administrative Agent shall be entitled, without notice to or any further action or consent of Lenders, to release any Collateral which any Credit Party is permitted to sell, assign or otherwise transfer in compliance with this Agreement or the other Loan Documents or release any guaranty to the extent expressly permitted in this Agreement or any of the other Loan Documents (whether in connection with the sale, transfer or other disposition of the applicable Guarantor or otherwise); (D) increase the maximum duration of Interest Periods permitted hereunder; (E) modify Sections 10.2 or 10.3; (F) increase the Maximum Facility Amount; or (G) increase the aggregate Revolving Credit Commitment Amounts to exceed eighty percent (80%) of the Borrowing Base; (iv) any amendment, waiver or consent that will (A) amend any provision in Article 3 or (B) otherwise affect the rights or duties of any Issuing Lender under this Agreement or any of the other Loan Documents, shall require the written concurrence of such Issuing Lender; and

84134605.9 MRC Energy Company Credit Agreement 123 (v) any amendment, waiver, or consent that will affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document, shall require the written concurrence of Administrative Agent. (c) Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove of any amendment, consent, waiver or any other modification to any Loan Document (and all amendments, consents, waivers and other modifications may be effected without the consent of the Defaulting Lenders), except that the foregoing shall not permit, in each case without such Defaulting Lender’s consent, (i) an increase in such Defaulting Lender’s Revolving Credit Commitment Amount, (ii) the waiver, forgiveness or reduction of the principal amount of any Advance or Letter of Credit Obligations owing to such Defaulting Lender (unless all other Lenders affected thereby are treated similarly), (iii) the extension of the final maturity date(s) of such Defaulting Lenders’ portion of any of the Indebtedness or the extension of any commitment to extend credit of such Defaulting Lender, or (iv) any other modification which requires the consent of all Lenders or Lender(s) affected thereby which affects such Defaulting Lender more adversely than the other affected Lenders (other than a modification which results in a reduction of such Defaulting Lender’s Revolving Credit Percentage of any Commitments or repayment of any amounts owing to such Defaulting Lender on a non pro-rata basis). For the avoidance of doubt, a Defaulting Lender shall not have the right to approve or disapprove any redetermination of the Borrowing Base. (d) Notwithstanding anything to the contrary herein, nothing in this Agreement shall be interpreted to require that any waiver, amendment, modification or consent to any Commodity Hedging Agreement, Interest Rate Agreement, Letter of Credit Document or any document executed or delivered in connection with any Lender Product require the consent of any Lender. (e) Notwithstanding anything to the contrary herein Administrative Agent may, with the consent of Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency. 13.10 Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights and obligations under this Agreement, or any Eligible Assignee, or (ii) any

84134605.9 MRC Energy Company Credit Agreement 124 actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any Rating Agency in connection with rating the Parent, Borrower or the Restricted Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower. For purposes of this Section, “Information” means (i) all information received from the Parent, Borrower or any Subsidiary relating to the Parent, Borrower or any Subsidiary, or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by the Parent, Borrower or any Subsidiary, provided that, in the case of information received from the Parent, Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, any Reserve Report, engineering report, geologic data, financial statements or financial information furnished by Parent or any Credit Party to Administrative Agent or any Lender shall constitute Information and be treated as “confidential” for the purposes of this Section. Each of the Administrative Agent, the Lenders and the Issuing Lenders acknowledges that (a) the Information may include material non-public information concerning the Parent, Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable law, including United States Federal and state securities laws. 13.11 Substitution or Removal of Lenders. (a) With respect to any Lender (i) whose obligation to make Eurodollar-based Advances has been suspended pursuant to Section 11.4, (ii) that has demanded compensation under Sections 3.4(c), 11.5 or 11.6, (iii) that has become a Defaulting Lender, (iv) that has not approved an increase in the Borrowing Base that has been approved by the Supermajority Lenders or (v) that has failed to consent to a requested amendment, waiver or modification to any Loan Document as to which the Majority Lenders have already consented (in each case, an “Affected Lender”), then Borrower may, at Borrower’s sole expense, require the Affected Lender to sell and assign all of its interests, rights and obligations under this Agreement, including, without limitation, its Revolving Credit Commitment Amount, to an Eligible Assignee (which may be one or more of Lenders) (such assignee shall be referred to herein as the “Purchasing Lender” or “Purchasing Lenders”) within two (2) Business Days after receiving notice from Borrower requiring it to do so, for an aggregate price equal to the sum of the portion of all Advances made by it, interest and fees accrued for its account through but excluding the date of such

84134605.9 MRC Energy Company Credit Agreement 125 payment, and all other amounts payable to it hereunder, from the Purchasing Lender(s) (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts, including without limitation, if demanded by the Affected Lender, the amount of any compensation then due to the Affected Lender under Sections 3.4(c), 11.1, 11.5 and 11.6 to but excluding said date), payable (in immediately available funds) in cash. The Affected Lender, as assignor, such Purchasing Lender, as assignee, Borrower and Administrative Agent, shall enter into an Assignment and Assumption pursuant to Section 13.7, whereupon such Purchasing Lender shall be a Lender party to this Agreement, shall be deemed to be an assignee hereunder and shall have all the rights and obligations of a Lender with a Revolving Credit Commitment Amount equal to the Affected Lender’s Revolving Credit Percentage (immediately prior to such assignment) of the then applicable Revolving Credit Aggregate Commitment, provided, however, that if the Affected Lender does not execute such Assignment and Assumption within (2) Business Days of receipt thereof, Administrative Agent may execute the Assignment and Assumption as the Affected Lender’s attorney-in-fact. Each of Lenders hereby irrevocably constitutes and appoints Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in- fact with full power and authority in the name of such Lender or in its own name to execute and deliver the Assignment and Assumption while such Lender is an Affected Lender hereunder (such power of attorney to be deemed coupled with an interest and irrevocable). In connection with any assignment pursuant to this Section 13.11, Purchasing Lender shall pay to Administrative Agent the processing and recordation fee required under Section 13.7. (b) If any Lender is an Affected Lender of the type described in Section 13.11(a)(iii) and (iv) (any such Lender, a “Non-Compliant Lender”), Borrower may, with the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed), and notwithstanding Section 10.3 of this Agreement or any other provisions requiring pro rata payments to Lenders, elect to reduce the Revolving Credit Aggregate Commitment by an amount equal to the Non-Compliant Lender’s Revolving Credit Percentage of the Revolving Credit Aggregate Commitment and repay such Non-Compliant Lender an amount equal the principal amount of all Advances owing to it, all interest and fees accrued for its account through but excluding the date of such repayment, and all other amounts payable to it hereunder (including without limitation, if demanded by the Non-Compliant Lender, the amount of any compensation then due to the Non-Compliant Lender under Sections 3.4(c), 11.1, 11.5 and 11.6 to but excluding said date), payable (in immediately available funds) in cash, so long as, after giving effect to the termination of such Non-Compliant Lender’s Revolving Credit Commitment Amount and the repayments described in this clause (b), any Fronting Exposure of such Non- Compliant Lender shall be reallocated among Lenders that are not Non-Compliant Lenders in accordance with their respective Revolving Credit Percentages, but only to the extent that the sum of the aggregate principal amount of all Revolving Credit Advances made by each such Lender, plus such Lender’s Revolving Credit Percentage of the aggregate outstanding principal amount of Letter of Credit Obligations prior to giving effect to such reallocation plus such Lender’s Revolving Credit Percentage of the Fronting Exposure to be reallocated does not exceed such Lender’s Revolving Credit Percentage of the Revolving Credit Aggregate Commitment and only so long as no Default or Event of

84134605.9 MRC Energy Company Credit Agreement 126 Default has occurred and is continuing on the date of such reallocation; provided that with respect to any portion of the Fronting Exposure that may not be reallocated, Borrower shall deliver to Administrative Agent, for the benefit of each Issuing Lender, cash collateral or other security satisfactory to Administrative Agent, with respect any such remaining Fronting Exposure. 13.12 WAIVER OF JURY TRIAL. LENDERS, ADMINISTRATIVE AGENT AND BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. NEITHER LENDERS, ADMINISTRATIVE AGENT NOR BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDERS, ADMINISTRATIVE AGENT OR BORROWER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM. 13.13 USA Patriot Act Notice. Pursuant to Section 326 of the USA Patriot Act, Administrative Agent and Lenders hereby notify the Credit Parties that if they or any of their Subsidiaries or the Parent open an account, including any loan, deposit account, treasury management account, or other extension of credit with Administrative Agent or any Lender, Administrative Agent or the applicable Lender will request the applicable Person’s name, tax identification number, business address and other information necessary to identify such Person (and may request such Person’s organizational documents or other identifying documents) to the extent necessary for Administrative Agent and the applicable Lender to comply with the USA Patriot Act. 13.14 Complete Agreement; Conflicts. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. In the event of any conflict between the terms of this Agreement and the other Loan Documents, this Agreement shall govern. 13.15 Severability. In case any one or more of the obligations of the Credit Parties under this Agreement, the Notes or any of the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Credit Parties shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Credit Parties under this Agreement, the Notes or any of the other Loan Documents in any other jurisdiction.

84134605.9 MRC Energy Company Credit Agreement 127 13.16 Table of Contents and Headings; Section References. The table of contents and the headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof and references herein to “sections,” “subsections,” “clauses,” “paragraphs,” “subparagraphs,” “exhibits” and “schedules” shall be to sections, subsections, clauses, paragraphs, subparagraphs, exhibits and schedules, respectively, of this Agreement unless otherwise specifically provided herein or unless the context otherwise clearly indicates. 13.17 Electronic Transmissions. (a) Each of Administrative Agent, the Credit Parties, Lenders, and each of their Affiliates is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with any Loan Document and the transactions contemplated therein. Borrower and each other Credit Party hereby acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions. (b) All uses of an E-System shall be governed by and subject to, in addition to Section 13.6 and this Section 13.17, separate terms and conditions posted or referenced in such E-System and related contractual obligations executed by Administrative Agent, the Credit Parties and Lenders in connection with the use of such E-System. (c) All E-Systems and Electronic Transmissions shall be provided “as is” and “as available”. None of Administrative Agent or any of its Affiliates, nor Borrower or any of its respective Affiliates warrants the accuracy, adequacy or completeness of any E- Systems or Electronic Transmission, and each disclaims all liability for errors or omissions therein. No warranty of any kind is made by Administrative Agent or any of its Affiliates, or Borrower or any of its respective Affiliates in connection with any E-Systems or Electronic Transmission, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects. Administrative Agent, Borrower and its Subsidiaries, and Lenders agree that Administrative Agent has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System. Administrative Agent and Lenders agree that Borrower has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System. 13.18 Reliance on and Survival of Provisions. All terms, covenants, agreements, representations and warranties of the Credit Parties and the Parent to any of the Loan Documents made herein or in any of the Loan Documents or in any certificate, report, financial statement or other document furnished by or on behalf of any Credit Party or the Parent in connection with this Agreement or any of the Loan Documents shall be deemed to have been relied upon by Lenders, notwithstanding any investigation heretofore or hereafter made by any Lender or on such Lender’s behalf, and those covenants and agreements of Borrower set forth in Section 13.5 (together with

84134605.9 MRC Energy Company Credit Agreement 128 any other indemnities of any Credit Party or Parent contained elsewhere in this Agreement or in any of the other Loan Documents) and of Lenders set forth in Section 12.7 shall survive the repayment in full of the Indebtedness and the termination of any commitment to extend credit. 13.19 Concerning Lender Hedging Obligations and Lender Product Obligations. The benefit of the Collateral Documents and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to the Lender Hedging Obligations and the Lender Product Obligations; provided that if any Lender Counterparty ceases to be a Lender or an Affiliate of a Lender hereunder, (a) such Lender Hedging Obligations shall only include obligations under Commodity Hedging Agreements and Interest Rate Agreements entered into with such Person to the extent arising from transactions and confirmations entered into at any time such Person was a Lender or an Affiliate of a Lender hereunder, without giving effect to any extension, increases or modifications thereof which are made after such Person ceases to be a Lender or an Affiliate of a Lender hereunder and (b) any obligations arising under Lender Products extended by such Person shall no longer constitute Lender Product Obligations. No Lender or any Affiliate of a Lender shall have any voting rights under any Loan Document or with respect to any Collateral, as a result of the existence of obligations owed to it under any Commodity Hedging Agreements, Interest Rate Agreements or agreements relating to Lender Products. All Commodity Hedging Agreements, Interest Rate Agreements and agreements relating to Lender Products, if any, are independent agreements governed by the written provisions of such agreements, which will remain in full force and effect, unaffected by any repayment, prepayment, acceleration, reduction, increase or change in the terms of the Advances or this Agreement, except as otherwise expressly provided in such agreements, and any payoff statement from any Lender relating to this Agreement shall not apply to such agreements except as otherwise expressly provided in such payoff statement. 13.20 Release of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized (but not required) by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 13.9) to take any action requested by Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 13.9 or (ii) under the circumstances described in paragraph (b), (c) or (d) below. (b) At such time as (i) the Advances and the other Indebtedness (other than contingent indemnification and reimbursement obligations for which no claim has been made and Lender Product Obligations) shall have been paid in full in cash, (ii) the Revolving Credit Aggregate Commitment has been terminated and no Letters of Credit shall be outstanding (other than Letters of Credit that have been cash collateralized or otherwise backstopped in a manner satisfactory to the applicable Issuing Lender), and (iii) all Lender Hedging Obligations shall have terminated or acceptable substitute collateral shall have been posted to secure such Lender Hedging Obligations or such Lender Hedging Obligations shall have been novated to third parties, the Collateral shall be released from the Liens created by the Collateral Documents, and the Collateral Documents and all

84134605.9 MRC Energy Company Credit Agreement 129 obligations (other than those expressly stated to survive such termination) of each Credit Party under the Collateral Documents shall terminate, all without delivery of any instrument or performance of any act by any Person. Administrative Agent agrees, upon the request of Borrower, to promptly execute and deliver to Borrower any and all Lien releases as may be required to effectuate the foregoing. (c) If any of the Collateral shall be sold, transferred or otherwise Disposed of by any Credit Party in a transaction permitted by this Agreement or any other Loan Document, then the Administrative Agent, at the request and sole expense of Borrower, shall execute and deliver to the relevant Credit Party all releases or other documents reasonably necessary or desirable for the release of the Liens created by the Collateral Documents on such Collateral. At the request and sole expense of Borrower, a Guarantor that is a Restricted Subsidiary shall be released from its obligations hereunder, under the Guaranty and under the Collateral Documents in the event that any of the Equity Interests issued by such Guarantor shall be Disposed of in a transaction permitted by this Agreement; provided that Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the Disposition in reasonable detail, including the price thereof and any anticipated expenses in connection therewith. (d) If any Restricted Subsidiary shall become an Unrestricted Subsidiary in accordance with this Agreement, then so long as there exists no (x) Default or Event of Default, or (y) Borrowing Base Deficiency, in each case both prior to and/or immediately after taking such action, all obligations of such Unrestricted Subsidiary under the Loan Documents shall automatically terminate, and the Administrative Agent, at the request and sole expense of Borrower, shall (i) release all Liens created by the Collateral Documents on (A) any and all property of such Unrestricted Subsidiary, and (B) any and all Equity Interests issued by such Unrestricted Subsidiary, and (ii) deliver to Borrower any and all certificates representing such Equity Interests that were pledged to the Administrative Agent pursuant to the Collateral Documents. (e) Administrative Agent shall promptly release its Lien on any property of a Credit Party that is not Collateral upon the written request of such Credit Party. 13.21 Existing Credit Agreement. On the Effective Date, this Agreement shall supersede and replace in its entirety the Existing Credit Agreement; provided, however, that (a) all loans, letters of credit, interest periods, and other indebtedness, obligations and liabilities outstanding under the Existing Credit Agreement on such date shall continue to constitute Advances, Letters of Credit, Interest Periods and other Indebtedness, obligations and liabilities under this Agreement, (b) the execution and delivery of this Agreement or any of the Loan Documents hereunder shall not constitute a novation or refinancing or any other fundamental change in the relationship among the parties, and (c) the Advances, Letters of Credit, Interest Periods and other Indebtedness, obligations and liabilities outstanding hereunder, to the extent outstanding under the Existing Credit Agreement immediately prior to the date hereof, shall constitute the same loans, letters of credit, interest periods and other indebtedness, obligations and liabilities as were outstanding under the Existing Credit Agreement. Notwithstanding any provision of this Agreement or any other Loan Document or instrument executed in connection herewith, the execution and delivery of this

84134605.9 MRC Energy Company Credit Agreement 130 Agreement and the incurrence of the Indebtedness hereunder shall be in substitution for, but not in payment of, the Indebtedness owed by Borrower under the Existing Credit Agreement. 13.22 Reallocation of Commitments and Revolving Credit Advances. The Lenders (including the Withdrawing Lenders) party to the Existing Credit Agreement have agreed among themselves to reallocate their respective Commitments (as defined in the Existing Credit Agreement) as contemplated by this Agreement, and to, among other things, allow certain financial institutions identified by the Joint Lead Arrangers in consultation with Borrower, to become a party to this Agreement as a Lender (each, a “New Lender”). On the Effective Date and after giving effect to such reallocation and adjustment of the Commitments, the Commitments and Revolving Credit Percentages of each Lender, including each New Lender, shall be as set forth on Schedule 1.2 and each Lender, including each New Lender, shall own its Revolving Credit Percentage of the outstanding Revolving Credit Advances. The reallocation and adjustment to the Commitments of each Lender, including each New Lender, as contemplated by this Section 13.22 shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit C hereto as if each of the Lenders, including each New Lender, had executed an Assignment and Assumption with respect to such reallocation and adjustment. Borrower and Administrative Agent hereby consent to such reallocation and adjustment of the Commitments and each New Lender’s Commitment. The Administrative Agent hereby waives the $3,500 processing and recordation fee with respect to the assignments and reallocations of the Commitments contemplated by this Section 13.22. To the extent requested by any Lender, and in accordance with Section 11.1, Borrower shall pay to such Lender, within the time period prescribed by Section 11.1, any amounts required to be paid by Borrower under Section 11.1 in the event the payment of any principal of any Eurodollar-based Advance or the conversion of any Eurodollar-based Advance other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 13.22. 13.23 Flood Insurance. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Properties” in the Mortgages and no Building or Manufactured (Mobile) Home is hereby encumbered by the Collateral Documents. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder. 13.24 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by

84134605.9 MRC Energy Company Credit Agreement 131 (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 13.25 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Commodity Hedging Agreements or Interest Rate Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Texas and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States

84134605.9 MRC Energy Company Credit Agreement 132 or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 13.25, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 13.26 Entire Agreement. PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000.00 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY’S AUTHORIZED REPRESENTATIVE. THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. [Signatures Follow On Succeeding Pages]

MRC Energy Company Credit Agreement Signature Page WITNESS the due execution hereof as of the day and year first above written. MRC ENERGY COMPANY, as Borrower By: /s/ David E. Lancaster Name: David E. Lancaster Title: Executive Vice President

MRC Energy Company Credit Agreement Signature Page ROYAL BANK OF CANADA, as Administrative Agent By: /s/ Helena Sadowski Name: Helena Sadowski Title: Manager, Agency ROYAL BANK OF CANADA, as a Lender and as an Issuing Lender By: /s/ Don J. McKinnerny Name: Don J. McKinnerny Title: Authorized Signatory

MRC Energy Company Credit Agreement Signature Page BANK OF AMERICA, N.A., as a Lender By: /s/ Raza Jafferi Name: Raza Jafferi Title: Director

MRC Energy Company Credit Agreement Signature Page COMERICA BANK, as a Lender By: /s/ Garrett R. Merrell Name: Gerrett R. Merrell Title: Senior Vice Presiden

MRC Energy Company Credit Agreement Signature Page TRUIST BANK, as a Lender By: /s/ Benjamin L. Brown Name: Benjamin L. Brown Title: Director

MRC Energy Company Credit Agreement Signature Page THE BANK OF NOVA SCOTIA, HOUSTON BRANCH as a Lender By: /s/ Joe Lattanzi Name: Joe Lattanzi Title: Managing Director

MRC Energy Company Credit Agreement Signature Page IBERIABANK, a division of First Horizon Bank as a Lender By: /s/ Bryan Chapman Name: Bryan Chapman Title: Market President – Energy Lending

MRC Energy Company Credit Agreement Signature Page PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ John Engel Name: John Engel Title: Senior Vice President

MRC Energy Company Credit Agreement Signature Page CATHAY BANK, as a Lender By: /s/ Dale T Wilson Name: Dale T Wilson Title: Senior Vice President

MRC Energy Company Credit Agreement Signature Page KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Kyle Gruen Name: Kyle Gruen Title: Vice President

MRC Energy Company Credit Agreement Signature Page U.S. BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Matthew Turner Name: Matthew Turner Title: Vice President

MRC Energy Company Credit Agreement Signature Page ZIONS BANCORPORATION, N.A. dba Amegy Bank, as a Lender By: /s/ Jill McSorley Name: Jill McSorley Title: Senior Vice President – Amegy Bank Division

84134605.9 Schedule 1.1 Applicable Margin Grid Revolving Credit Facility (basis points per annum) Basis for Pricing Level I Level II Level III Level IV Level V Borrowing Base Utilization* < 25% ≥ 25% but < 50% ≥ 50% but < 75% ≥ 75% but < 90% ≥ 90% but < 100% Revolving Credit Eurodollar Margin 175 200 225 250 275 Revolving Credit Base Rate Margin 75 100 125 150 175 Commitment Fees 37.5 37.5 50 50 50 Letter of Credit Fees (exclusive of fronting fees) 175 200 225 250 275 * Definitions as set forth in the Credit Agreement.

Schedule 1.2 Percentages and Allocations Revolving Credit LENDERS REVOLVING CREDIT ALLOCATIONS REVOLVING CREDIT PERCENTAGE Royal Bank of Canada $90,000,000 12.857142857% Truist Bank $90,000,000 12.857142857% Bank of America, N.A. $77,000,000 11.000000000% PNC Bank, National Association $77,000,000 11.000000000% The Bank of Nova Scotia, Houston Branch $77,000,000 11.000000000% KeyBank National Association $77,000,000 11.000000000% Comerica Bank $58,500,000 8.357142857% U.S. Bank National Association $58,500,000 8.357142857% IBERIABANK $35,000,000 5.000000000% Zions Bancorporation, N.A., dba Amegy Bank $35,000,000 5.000000000% Cathay Bank $25,000,000 3.571428572% TOTALS $700,000,000.00 100.000000000%

84134605.9 EXHIBIT A FORM OF REQUEST FOR REVOLVING CREDIT ADVANCE Dated: ________, 20__ TO: Royal Bank of Canada, as Administrative Agent RE: Fourth Amended and Restated Credit Agreement (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement") dated as of November 18, 2021, among the Lenders from time to time party thereto, Royal Bank of Canada, as administrative agent for the Lenders, and MRC Energy Company, a Texas corporation (the "Borrower"). Pursuant to the Credit Agreement, the Borrower hereby requests an Advance from the Lenders, as described herein:  Date of Advance: ____________________  (check if applicable): This Advance is or includes a whole or partial continuation/conversion of: [Describe Advance(s)]  Type of Advance (check only one): Base Rate Advance Eurodollar-based Advance  Amount of Advance: $____________________  Interest Period (applicable to Eurodollar-based Advances): __________ months (insert 1, 3, or 6)  Disbursement Instructions: ____________________ ____________________  [The Consolidated Cash Balance (without regard to the requested Revolving Credit Advance): $____________________

84134605.9  The pro forma Consolidated Cash Balance (giving effect to the requested Revolving Credit Advance and any other transactions occurring prior to, or substantially simultaneously with, such Advance): $____________________]1 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The Borrower hereby represents and warrants that the conditions specified in Section 5.2 of the Credit Agreement will be satisfied on and as of the date of the Advance requested hereunder. MRC ENERGY COMPANY, as the Borrower By: ____________________________________ Name: ____________________________________ Title: ____________________________________ 1 To be included solely with respect to a Revolving Credit Advance made pursuant to Section 2.1 (but not conversions/continuations) where the Request for Revolving Credit Advance was not delivered to Administrative Agent by 12:00 pm (New York time) two (2) Business Days prior to the proposed date of the Revolving Credit Advance.

84134605.9 EXHIBIT B FORM OF REVOLVING CREDIT NOTE __________, 20__ FOR VALUE RECEIVED, the undersigned MRC Energy Company, a Texas corporation (the "Borrower"), hereby unconditionally promises to pay to [_________________] and its registered assigns (the "Lender"), the principal sum equal to its Revolving Credit Commitment Amount as set forth in the Credit Agreement (as defined below), or if less, the aggregate unpaid principal amount of all Advances made by the Lender to Borrower pursuant to the terms of the Credit Agreement, together with interest on the unpaid principal balance thereof as set forth in the Credit Agreement, both principal and interest payable as therein provided in lawful money of the United State of America at the offices of Administrative Agent provided in Section 13.6 of the Credit Agreement, or at such other place, as from time to time may be designated by Administrative Agent in accordance with the Credit Agreement. This Revolving Credit Note (this “Note”) is one of the Notes referred to in the Fourth Amended and Restated Credit Agreement, dated as of November 18, 2021 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto, and Royal Bank of Canada, as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. This Note is entitled to the benefits of the Credit Agreement and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty and the Collateral Documents. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Borrower hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note. This Note shall be governed by and construed in accordance with the applicable laws of the United States of America and the laws of the State of Texas. THIS NOTE, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [SIGNATURE FOLLOWS ON SUCCEEDING PAGE]

84134605.9 MRC ENERGY COMPANY, as the Borrower By: Name: Title:

84134605.9 EXHIBIT C FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]2 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]3 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]4 hereunder are several and not joint.]5 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, and guarantees included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: ______________________________ 2. Assignee[s]: ______________________________ 2 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 3 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 4 Select as appropriate. 5 Include bracketed language if there are either multiple Assignors or multiple Assignees.

84134605.9 ______________________________ [for each Assignee, indicate Affiliate of [identify Lender]] 3. Borrower: MRC Energy Company 4. Administrative Agent: Royal Bank of Canada, as the administrative agent under the Credit Agreement 5. Credit Agreement: Fourth Amended and Restated Credit Agreement dated as of November 18, 2021 among MRC Energy Company, as borrower, the Lenders parties thereto, Royal Bank of Canada, as Administrative Agent. 6. Assigned Interest[s]: Assignor[s]6 Assignee[s]7 Aggregate Amount of Revolving Credit Aggregate Commitment/Advances for all Lenders8 Amount of Revolving Credit Aggregate Commitment/ Advances Assigned8 Percentage Assigned of Revolving Credit Aggregate Commitment/ Advances 9 $ $ % $ $ % $ $ % 6 List each Assignor, as appropriate. 7 List each Assignee, as appropriate. 8 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 9 Set forth, to at least 9 decimals.

84134605.9 Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S] [NAME OF ASSIGNOR] By:______________________________ Title: [NAME OF ASSIGNOR] By:______________________________ Title: ASSIGNEE[S] [NAME OF ASSIGNEE] By:______________________________ Title: [NAME OF ASSIGNEE] By:______________________________ Title: [Consented to and]10 Accepted: 10 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

84134605.9 [NAME OF ADMINISTRATIVE AGENT], as Administrative Agent By: _________________________________ Title: [Consented to:]11 [NAME OF RELEVANT PARTY] By: ________________________________ Title: 11 To be added only if the consent of the Borrower and/or other parties (e.g. Issuing Lender) is required by the terms of the Credit Agreement.

84134605.9 ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 13.7(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 13.7(b)(iii) or (v) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all

84134605.9 of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.

84134605.9 EXHIBIT D FORM OF GUARANTY See attached.

84134605.9 EXHIBIT E FORM OF COMPLIANCE CERTIFICATE Financial Statement Date:____________ To: Royal Bank of Canada, as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of November 18, 2021 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among MRC Energy Company (the “Borrower”), the Lenders from time to time party thereto, and Royal Bank of Canada, as Administrative Agent (the “Administrative Agent”). The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate (this “Certificate”) to the Administrative Agent on the behalf of the Borrower, and that: [Use following paragraph 1 for fiscal year-end financial statements] 1. Attached hereto as Schedule 1 are the year-end audited Consolidated financial statements of Parent and its Subsidiaries required by Section 7.1(a) of the Credit Agreement for the Fiscal Year ended as of the above date certified by an independent, nationally recognized certified public accounting firm required by such section. [Use following paragraph 1 for fiscal quarter-end financial statements] 1. Attached hereto as Schedule 1 are the unaudited Consolidated financial statements of Parent and its Subsidiaries required by Section 7.1(b) of the Credit Agreement for the Fiscal Quarter ended as of the above date. Such financial statements fairly present the consolidated financial condition and results of operations of the Parent and its Subsidiaries in accordance with GAAP (except as disclosed on Annex 1 hereto) throughout the periods reflected therein and with prior periods, provided that financial statements delivered pursuant to Section 7.1(b) are not required to include footnotes and will be subject to change for audit and year-end adjustments, including tests for impairment of assets. [select one:] [to the best knowledge of the undersigned during such fiscal period, no Default has occurred and is continuing.]

84134605.9 [The following is a list of the existing Defaults and their nature and status:] 2. [Except as described below,]1 The representations and warranties of the Borrower contained in Article 6 of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Certificate, the representations and warranties contained in Section 6.17 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.1(a) and Section 7.1(b) of the Credit Agreement, including the statements in connection with which this Certificate is delivered. 3. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate. IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ___________________________, ______. MRC ENERGY COMPANY By: Name: Title: 1 NTD: Language to be included if Matador is unable to make a representation or warranty on the date it is required to deliver a compliance certificate.

84134605.9 SCHEDULE 1 See attached.

84134605.9 ANNEX 1 The attached financial statements are in accordance with GAAP, except: [_________]

84134605.9 For the Quarter/Year ended _________________ (“Statement Date”) SCHEDULE 2 TO THE COMPLIANCE CERTIFICATE ($ IN 000’S) 1. Total Debt to Consolidated EBITDA Ratio (Section 7.9(a)) (A) The amount equal to (i) total Debt of Parent and its Subsidiaries (other than Unrestricted Subsidiaries) determined on a consolidated basis in accordance with GAAP minus (ii) unrestricted cash and cash equivalents of the Parent and its Subsidiaries (other than Unrestricted Subsidiaries) as of the last day of such Test Period; provided that the aggregate amount of cash and cash equivalents shall not exceed $75,000,000 for purposes of this clause (ii): (1) All obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, but excluding interest, fees and charges): $ (2) All obligations of such Person (whether contingent or otherwise) in respect of bankers’ acceptances, letters of credit, surety or other bonds and similar instruments: $ (3) All obligations of such Person to pay the deferred purchase price of property or services (other than for borrowed money and other than accounts payable (for the deferred purchase price of property or services) from time to time incurred in the ordinary course of business which, if greater than ninety (90) days past the invoice or billing date, are being contested in good faith by appropriate proceedings and for which reserves adequate under GAAP shall have been established therefor): $ (4) All obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise including principal but excluding interest, fees and charges): $ (5) All obligations under operating leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, based on the purchase price or appraisal value of the Property subject to such lease plus a

84134605.9 marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property: $ (6) All Debt (as described in the other clauses of this certificate) of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, but valued at the lesser of (x) the amount of such Debt and (y) the fair market value of the property securing such Debt: $ (7) All Debt (as described in the other clauses of this certificate) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others: $ (8) All obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt of others: $ (9) Obligations to deliver or sell Hydrocarbons in consideration of advance payments, as disclosed by Section 7.15(c) of the Credit Agreement: $ (10) Any Disqualified Equity Interests: $ (11) The undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment: $ (12) Total of Lines A.2 + A.3 + A.4 + A.5 + A.6 + A.7 + A.8 + A.9 + A.10 + A.11, minus $1,000,000, but not less than zero: $ (13) Total Debt of Parent and its Subsidiaries (other than Unrestricted Subsidiaries) (Lines A.1 + A.12): $ (14) Unrestricted cash and cash equivalents of the Parent and its Subsidiaries (other than Unrestricted Subsidiaries) as of the last day of such Test Period1: $ (15) The net amount of Total Debt of Parent and its Subsidiaries (other than Unrestricted Subsidiaries) (Lines A.13 - A.14): $ (B) Consolidated EBITDA of the Parent and its Subsidiaries (other than Unrestricted Subsidiaries) for such Test Period (1) Consolidated Net Income (the consolidated net income (or loss) of Parent and its Subsidiaries, $ 1 Provided that the aggregate amount of cash and cash equivalents shall not exceed $75,000,000

84134605.9 determined on a consolidated basis in accordance with GAAP1): (2) Interest, taxes, depreciation, depletion, amortization, and accretion of asset retirement obligations (to the extent such expenses or charges have been deducted from Consolidated Net Income for the applicable period): $ (3) Any non-cash revenue or expense associated with hedging contracts resulting from ASC Topic 815 and any non-cash income, gain, loss or expense arising from the issuance of stock options or restricted stock, to the extent such items are included in Consolidated Net Income: $ (4) Any other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business) or non-cash gains: $ (5) Consolidated EBITDA (Line B.1 + Line B.2 and + or - Line B.3 (as appropriate) and + or - Line B.4 (as appropriate)): $ (C) Total Debt to Consolidated EBITDA Ratio (Line A.15 / Line B.5) (D) Required ratio for compliance: Less than or equal to 3.50 to 1.00 (E) Compliance: Yes/No 2. Current Ratio (Section 7.9(b)). (A) Consolidated Current Assets of Parent and its Subsidiaries determined in accordance with GAAP: (1) The total consolidated current assets of Parent and its Subsidiaries, determined in accordance with GAAP (except as provided with respect to ASC Topic 815), at the time of any determination thereof, which shall not include any non-cash items resulting from the application of ASC Topic 815 or the fair value of any Commodity Hedging Agreement or any non-hedge $ 1Provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of (i) any Unrestricted Subsidiary and (ii) any Person in which Parent or any of its Subsidiaries has an interest which interest does not cause the net income of such other Person to be consolidated with the net income of Parent and its Subsidiaries in accordance with GAAP, in each case, except to the extent of the amount of dividends or distributions actually paid in cash in such period by such Unrestricted Subsidiary or such other Person to Parent or to any of its Subsidiaries (other than an Unrestricted Subsidiary), as the case may be; (b) any extraordinary gains or losses, including gains or losses attributable to property sales not in the ordinary course of business; and (c) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or write downs of assets or any full cost ceiling impairment.

84134605.9 derivative contract (whether deemed effective or non- effective): (2) The excess, if any, of (a) the lesser of (i) the Maximum Facility Amount or (ii) the Borrowing Base minus (b) the Aggregate Credit Exposure then outstanding: $ (3) Consolidated Current Assets (Line A.1 + Line A.2): $ (B) Consolidated Current Liabilities of Parent and its Subsidiaries determined in accordance with GAAP: (1) The total consolidated current liabilities of Parent and its Subsidiaries, determined in accordance with GAAP (except as provided herein with respect to ASC Topic 815), at the time of any determination thereof, less current maturities under the Credit Agreement at such time, which shall not include any non-cash items resulting from the requirements of ASC Topic 815 or the fair value of any Commodity Hedging Agreement or any non-hedge derivative contract (whether deemed effective or non-effective), or any liability resulting from the accounting for stock option expense: $ (2) Total Consolidated Current Liabilities (Line B.1): $ (C) Current Ratio (Line A.3 / Line B.2): _____: 1.00 (D) Required ratio for compliance: Greater than or equal to 1.00 to 1.00 (E) Compliance: Yes/No

84134605.9 EXHIBIT F FORM OF NOTICE OF REQUEST FOR LETTER OF CREDIT Dated: ________, 20__ TO: Royal Bank of Canada, as Administrative Agent RE: Fourth Amended and Restated Credit Agreement (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement") dated as of November 18, 2021, among the Lenders from time to time party thereto, Royal Bank of Canada, as administrative agent for the Lenders, and MRC Energy Company, a Texas corporation (the "Borrower"). Pursuant to the Credit Agreement, the Borrower has requested a Letter of Credit from an Issuing Lender, as described herein:  Date of Issuance: ____________________  Stated Amount: _____________________  Name and Address of Beneficiary: ___________________  Expiration Date: _______________________ Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [Signature Page Follows]

84134605.9 The Borrower hereby represents and warrants that the conditions specified in Section 5.2 of the Credit Agreement will be satisfied on and as of the date of issuance of the Letter of Credit described herein. MRC ENERGY COMPANY, as the Borrower By: ____________________________________ Name: ____________________________________ Title: ____________________________________

84134605.9 EXHIBIT G FORM OF NOTICE OF PREPAYMENT Dated: ________, 20__ TO: Royal Bank of Canada, as Administrative Agent RE: Fourth Amended and Restated Credit Agreement (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement") dated as of November 18, 2021, among the Lenders from time to time party thereto, Royal Bank of Canada, as administrative agent for the Lenders, and MRC Energy Company, a Texas corporation (the "Borrower"). This Notice of Prepayment is delivered to you pursuant to Section 2.7 of the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Borrower hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Advances] [Eurodollar-based Advances]: _______________. (Complete with an amount in accordance with Section 2.7(b) of the Credit Agreement.) 3. The Borrower shall repay the above-referenced Advances on the following Business Day: _______________. (Complete with a date no earlier than (i) one Business Day subsequent to the date of this Notice of Prepayment with respect to any Base Rate Advance and (ii) three (3) Business Days subsequent to date of this Notice of Prepayment with respect to any Eurodollar-based Advances.) [Signature Page Follows]

84134605.9 IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the day and year first written above. MRC ENERGY COMPANY, as the Borrower By: ____________________________________ Name: ____________________________________ Title: ____________________________________

84134605.9 EXHIBIT H-1 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Fourth Amended and Restated Credit Agreement (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) is dated as of November 18, 2021, by and among the Lenders from time to time party thereto, Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and MRC Energy Company, a Texas corporation (“Borrower”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 11.9 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Advance(s) (as well as any Note(s) evidencing such Advance(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and the Administrative Agent and (b) the undersigned shall have at all times furnished Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20__

84134605.9 EXHIBIT H-2 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Fourth Amended and Restated Credit Agreement (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) is dated as of November 18, 2021, by and among the Lenders from time to time party thereto, Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and MRC Energy Company, a Texas corporation (“Borrower”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 11.9 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20__

84134605.9 EXHIBIT H-3 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Fourth Amended and Restated Credit Agreement (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) is dated as of November 18, 2021, by and among the Lenders from time to time party thereto, Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and MRC Energy Company, a Texas corporation (“Borrower”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 11.9 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20__

84134605.9 EXHIBIT H-4 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Fourth Amended and Restated Credit Agreement (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) is dated as of November 18, 2021, by and among the Lenders from time to time party thereto, Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and MRC Energy Company, a Texas corporation (“Borrower”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 11.9 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Advance(s) (as well as any Note(s) evidencing such Advance(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Advance(s) (as well as any Note(s) evidencing such Advance(s)), (c) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and Borrower with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20__

84134605.9 EXHIBIT I FORM OF CONSOLIDATED CASH BALANCE CERTIFICATE Reference is made to that certain Fourth Amended and Restated Credit Agreement dated as of November 18, 2021 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time the “Credit Agreement”) among the Lenders from time to time party thereto, Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and MRC Energy Company, a Texas corporation (“Borrower”). Each capitalized term used herein has the same meaning given to it in the Credit Agreement unless otherwise specified. The undersigned Responsible Officer of the Borrower hereby certifies on behalf of the Borrower (and not individually) as follows: (a) The Consolidated Cash Balance as of the date hereof is $_______________. (b) Attached hereto are summary and balance statements for each deposit account, securities account, commodity account or other account maintained at any financial institution other than Administrative Agent in which any Consolidated Cash Balance is held, credited or carried as of the date hereof. (c) To the extent the calculation of Consolidated Cash Balance set forth in clause (a) above excludes any amounts permitted to be excluded therefrom pursuant to the definition of “Consolidated Cash Balance” set forth in the Credit Agreement, attached hereto are summary and balance statements and/or other supporting documentation with respect to such exclusions. The undersigned is the [ ] of the Borrower, and as such he/she is authorized to execute this certificate on behalf of the Borrower. EXECUTED AND DELIVERED this [ ] day of [ ]. MRC ENERGY COMPANY By: ______________________________ Name: Title: